AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2008

                               FILE NO. 333-101231
                               FILE NO. 811-21254

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 6

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 7

                        WOODMEN VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

        Woodmen of the World and/or Omaha Woodmen Life Insurance Society
                               (Name of Depositor)

                               1700 Farnam Street
                              Omaha, Nebraska 68102
                     (Address of Principal Executive Office)
                                 1-877-664-3332

                               JoAnn L. Abt, Esq.
                               1700 Farnam Street
                              Omaha, Nebraska 68102
               (Name and Address of Agent for Service of Process)

                                    COPY TO:
                             Fredrick G. Lautz, Esq.
                               Quarles & Brady LLP
                            411 East Wisconsin Avenue
                         Milwaukee, Wisconsin 53202-4497

            APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

It is proposed that this filing will become effective:

[_] immediately upon filing pursuant to paragraph (b)

[X] on May 1, 2008 pursuant to paragraph (b)

[_] 60 days after filing pursuant to paragraph (a)(1)

[_] on (date) pursuant to paragraph (a)(1)


If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

WOODMEN VARIABLE ANNUITY ACCOUNT

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CERTIFICATE

WOODMEN VARIABLE ANNUITY

PROSPECTUS

May 1, 2008

For - The Individual Flexible Premium Deferred Variable Annuity Certificate issued by Woodmen of the World and/or Omaha Woodmen Life Insurance Society, a fraternal benefit society.

The Variable Annuity Certificate is intended for long-term investment purposes. You bear investment risk that could include loss of principal, and investment returns are not guaranteed. The Certificate provides a free look period of at least ten (10) days (longer in some states) during which you may cancel the Certificate without penalty or surrender charges.

The Certificate owner ("you" or "your") may allocate investments to a fixed account, an account that provides a specified rate of interest, and/or to subaccounts of the Woodmen Variable Annuity Account, each of which invests in one of the following funds:

FIDELITY/R VARIABLE INSURANCE PRODUCTS
Fidelity/R VIP Contrafund/R Portfolio, Service Class
Fidelity/R VIP Equity-Income Portfolio, Service Class
Fidelity/R VIP Growth Portfolio, Service Class
Fidelity/R VIP Growth & Income Portfolio, Service Class
Fidelity/R VIP Money Market Portfolio, Service Class
Fidelity/R VIP Overseas Portfolio, Service Class

SUMMIT PINNACLE SERIES Summit S&P 500 Index Portfolio
Summit S&P MidCap 400 Index Portfolio
Summit Russell 2000 Small Cap Index Portfolio
Summit Nasdaq-100 Index Portfolio
Summit EAFE International Index Portfolio
Summit Lehman Aggregate Bond Index Portfolio

PIMCO VARIABLE INSURANCE TRUST
Real Return Portfolio Administrative Class
Low Duration Portfolio Administrative Class

The accompanying prospectus for each of the above describes their investment objectives and risks.

WHY YOU SHOULD READ AND KEEP THIS PROSPECTUS. This prospectus describes the variable account and the Certificate and contains information you should know before you purchase a Certificate. Please read this prospectus carefully and keep it for future reference. More information about Woodmen of the World and/or Omaha Woodmen Life Insurance Society, the variable account and this Certificate is available in the Statement of Additional Information (SAI) dated May 1, 2008. The SAI was filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus. The SEC maintains a web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC. A copy of the SAI may also be obtained without charge by calling 1-877-664-3332 or by writing Woodmen at its home office at 1700 Farnam Street, Omaha, NE 68102. A table of contents for the SAI appears at the end of this prospectus. You should also receive prospectuses for each of the investment selections available through the Certificates. Please read them carefully and keep them for future reference.


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

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This prospectus does not constitute an offering in any state in which such offering may not lawfully be made. You should rely only on the information contained in this document or that we have referred you to. We have not authorized anyone to provide you with information that is different.

DEFINITIONS....................................................................5

FEE & EXPENSE TABLES...........................................................7
         DEFERRED SALES CHARGE (SURRENDER CHARGE)
         TOTAL ANNUAL FUND OPERATING EXPENSES
         DISTRIBUTION AND/OR SERVICE (12B-1) FEES, AND OTHER EXPENSES

WOODMEN VARIABLE ANNUITY SUMMARY ..............................................9

INVESTMENT OPTIONS ...........................................................11

YOUR CERTIFICATE .............................................................16
         PURCHASING A CERTIFICATE
         FREE LOOK AND ALLOCATING YOUR INITIAL PREMIUM
         AUTOMATIC PREMIUM PAYMENTS
         OWNER, ANNUITANT AND/OR PAYEE
         BENEFICIARIES
         YOUTH CERTIFICATES
         TRANSFERRING OWNERSHIP
         CERTIFICATES ISSUED FOR CERTAIN RETIREMENT PLANS
         ACCUMULATION PERIOD
         VALUING YOUR CERTIFICATE
         VARIABLE ACCOUNT VALUATION
         FIXED ACCOUNT VALUATION
         DOLLAR COST AVERAGING PLAN
         TRANSFERS AMONG SUBACCOUNTS AND/OR THE FIXED ACCOUNT
         ASSET REBALANCING PROGRAM
         TELEPHONE TRANSACTIONS
         MARKET TIMING
         ACCESS TO YOUR MONEY BEFORE YOUR ANNUITY STARTING DATE
         SYSTEMATIC WITHDRAWALS
         DEATH OF AN OWNER (NOT THE ANNUITANT) BEFORE THE ANNUITY
           STARTING DATE
         DEATH OF AN ANNUITANT BEFORE THE ANNUITY STARTING DATE
         MINIMUM DEATH BENEFIT
         DISTRIBUTIONS
         ANNUITY PERIOD
         ANNUITY STARTING DATE
         SETTLEMENT OPTION CONTRACTS
         ANNUITY PAYMENT OPTIONS
         DEATH OF OWNER/PAYEE AFTER THE ANNUITY STARTING DATE


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

CERTIFICATE FEES & CHARGES ...................................................25
         SALES CHARGE
         CERTIFICATE FEE
         SURRENDER CHARGE
         PREMIUM TAX CHARGE
         OTHER TAXES
         TRANSFER CHARGE
         FUND EXPENSES
         MORTALITY & EXPENSE RISK CHARGE AND OUR RISKS
         OUR MORTALITY RISK
         OUR EXPENSE RISK

GENERAL INFORMATION ABOUT THE CERTIFICATES ...................................27
         THE ENTIRE CONTRACT
         GENDER NEUTRAL BENEFITS
         VOTING RIGHTS
         STATE VARIATIONS
         SURPLUS REFUNDS AND ASSESSMENTS
         OUR REPORTS TO YOU
         DATE OF RECEIPT
         PAYMENT BY CHECK
         POSTPONEMENT OF PAYMENTS AND TRANSACTIONS
         QUESTIONS ABOUT YOUR CERTIFICATE

FEDERAL TAX MATTERS ..........................................................29
         INTRODUCTION

INCOME TAXATION OF WOODMEN OF THE WORLD AND/OR OMAHA .........................29
WOODMEN LIFE INSURANCE SOCIETY
         FEDERAL TAX STATUS
         TAXATION OF VARIABLE ACCOUNTS
         STATUS OF CERTIFICATES AS ANNUITIES
         CERTIFICATES HELD BY NON-NATURAL PERSONS
         DIVERSIFICATION REQUIREMENTS
         OWNERSHIP TREATMENT
         DELAYED ANNUITY STARTING DATE
         INCOME TAXATION OF ANNUITIES
         TAX DEFERRAL DURING ACCUMULATION PERIOD
         TAXATION OF WITHDRAWALS, ASSIGNMENTS, PLEDGES AND PARTIAL
               SURRENDERS
         GRATUITOUS TRANSFERS
         COMPLETE SURRENDER, REDEMPTION OR MATURITY
         PENALTY TAX ON PREMATURE DISTRIBUTIONS
         AGGREGATION OF CONTRACTS
         TAXATION OF ANNUITY PAYMENTS
         TAXATION OF CERTIFICATE BENEFITS AT DEATH


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

LOSS OF INTEREST DEDUCTION WHERE CERTIFICATES ARE HELD BY OR FOR .............34
THE BENEFIT OF CERTAIN NON-NATURAL PERSONS
         POLICY EXCHANGES
         QUALIFIED PLANS
         QUALIFIED PLAN TYPES
         INDIVIDUAL RETIREMENT ANNUITIES
         SIMPLIFIED EMPLOYEE PENSIONS (SEP IRAS
         SIMPLE IRAs
         ROTH IRAs
         SECTION 403(B) ANNUITIES
         CORPORATE & SELF-EMPLOYED PENSION AND PROFIT-SHARING PLANS
         ROLLOVER DISTRIBUTIONS
         FEDERAL INCOME TAX WITHHOLDING

OTHER INFORMATION ............................................................38
         RIGHTS RESERVED BY WOODMEN OF THE WORLD AND/OR OMAHA
                  WOODMEN LIFE INSURANCE SOCIETY
         DISTRIBUTION ARRANGEMENTS
         EFFECT OF STATE LAWS
         CONFIDENTIALITY
         LEGAL PROCEEDINGS

FINANCIAL STATEMENTS

FOR PURPOSES OF THIS PROSPECTUS, "WE," "US" OR "OUR" MEANS WOODMEN OF THE WORLD AND/OR OMAHA WOODMEN LIFE INSURANCE SOCIETY, A FRATERNAL BENEFIT SOCIETY. "YOU" AND "YOUR" REFER TO THE OWNER(S) OF THE CERTIFICATE.

DEFINITIONS

Account: Woodmen Variable Annuity Account, a separate investment account we established under Nebraska law. The account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the Investment Company Act of 1940. This is also called the variable account.

Accumulated Value: The accumulated value at any time before the annuity starting date is equal to the sum of the variable account value and the fixed account value.

Annuitant: The person whose life determines the annuity benefits payable under the Certificate and whose death will result in payment of the death benefit. The annuitant is the benefit member of the fraternal benefit society.

Annuity Starting Date: The date on which the annuity payments are to begin. After the first certificate anniversary, the owner may change the annuity starting date as desired. You may not defer the annuity starting date beyond the first of the month after the certificate anniversary on or following the annuitant's 95th birthday.

Beneficiary: The person (or persons) to whom we pay the proceeds upon the death of the annuitant or owner.

Business Day: Each day the New York Stock Exchange is open for trading except:
(1) any period when the Securities and Exchange Commission determines that an emergency exists which makes it impracticable for a fund to dispose of its securities or to fairly determine the value of its net assets; or (2) such other periods as the Securities and Exchange Commission may permit for the protection of security holders of a fund. The New York Stock Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the exchange will be closed on the preceding Friday or the following Monday, respectively (see "Valuation Date").

Certificate: The Individual Flexible Premium Deferred Variable Annuity Certificate we offer through this prospectus, including any endorsements or additional benefit riders or agreements, and our Articles of Incorporation, Constitution and Laws that are in force on the effective date.

Certificate Anniversary: The same calendar date in each certificate year as the effective date.

Certificate Year: The 12-month period ending on the certificate anniversary.

The Code: The Internal Revenue Code of 1986, as amended.

Death Benefit: The amount we pay upon the death of the annuitant.

Due Proof of Death: Satisfactory documentation provided to us establishing proof of death. This documentation may include a certified copy of the death certificate; a certified copy of a court decree reciting a finding of death; or any other proof satisfactory to us.

Effective Date: The date designated in your Certificate that benefits begin.

Fixed Account: Amounts allocated to the fixed account under the Certificate are part of our general account, which supports annuity and insurance obligations. Because of exemptive and exclusionary provisions, we have not registered interests in the fixed account under the Securities Act of 1933 nor have we registered the fixed account as an investment company under the Investment Company Act of 1940. The SEC has not reviewed the disclosure relating to the fixed account. However, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.

Funds: The mutual funds or other vehicles selected as investment options. A specific fund corresponds to each subaccount of the variable account.

Home Office: Woodmen of the World and/or Omaha Woodmen Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102.

Nonqualified Certificate: A Certificate that is not funding a tax-favored retirement plan.

Owner: Person or persons entitled to exercise the Certificate's rights and privileges.

Qualified Certificate: A Certificate we issue in connection with plans that qualify for special federal income tax treatment such as plans under Sections 401(a), 403(a), 403(b), 408 or 408A of the Code.

Subaccount: A subdivision of the variable account. Each subaccount invests exclusively in the shares of funds not affiliated with Woodmen of the World/Omaha Woodmen. Woodmen selects groups of funds for Certificates generally from which you may choose to invest.

Subaccount Unit: A unit used in valuing a subaccount.

Surrender: Termination of the Certificate upon payment of applicable fees, if any.

Surrender Value: The accumulated value, less applicable surrender and certificate fees, you would receive if you surrender a Certificate after your free look has expired or that is paid on the death of an owner who is not the annuitant, or after electing certain settlement options.

Valuation Date: Any day that both the New York Stock Exchange and Woodmen of the World and/or Omaha Woodmen Life Insurance Society are open for business.

Valuation Period: The period of time from the end of one valuation date to the end of the next valuation date.

Variable Account: Woodmen Variable Annuity Account, a separate investment account we established under Nebraska law. The variable account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the Investment Company Act of 1940.

Withdrawal: Any receipt of less than the surrender value of a Certificate.


FEE & EXPENSE TABLES

The following fee and expense tables describe all of the fees and expenses that you may incur as a Certificate owner. These tables are intended to help you in understanding the various costs and expenses under the Certificate. Currently none of the Certificates we sell are subject to state premium taxes. No sales charge (load) is paid upon the purchase of the Certificate. However, we may impose a charge if any portion (over 10% of the accumulated value existing at the time you made the first withdrawal in any one certificate year) of a premium is withdrawn or surrendered before it has been invested for up to seven (7) years. The tables reflect all expenses for both the variable account and the underlying funds. For a complete discussion of Certificate costs and expenses, see "Certificate Fees & Charges." For more information regarding the expenses of the funds, see the applicable fund prospectus.

DEFERRED SALES CHARGE (SURRENDER CHARGE)

(As a percentage of the excess amount withdrawn or surrendered (see "Certificate Fees & Charges")).

Annuitant Issue Age

 Premium
   Year                   0-60*               61-75               76-85
-------------------------------------------------------------------------
     1                     7%                  6%                  5%
-------------------------------------------------------------------------
     2                     6%                  5%                  4%
-------------------------------------------------------------------------
     3                     5%                  4%                  3%
-------------------------------------------------------------------------
     4                     4%                  3%                  2%
-------------------------------------------------------------------------
     5                     3%                  2%                  1%
-------------------------------------------------------------------------
     6                     2%                  1%                  None
-------------------------------------------------------------------------
     7                     1%                  None                None
-------------------------------------------------------------------------
     8 or more             None                None                None
-------------------------------------------------------------------------

*Applies to all ages in Connecticut.

In each certificate year, you may make, without incurring a surrender charge, withdrawals of up to 10% of the accumulated value existing at the time you make the first withdrawal in that certificate year.


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

WOODMEN VARIABLE ANNUITY EXPENSES

Sales Charge on Premiums....................................................None

Transfer Fee......$25 on transfers exceeding twelve (12) in any certificate year

Annual Certificate Fees......................Current Fee: $30 (Maximum Fee: $45)
(applies to Certificates with a variable account value of less than $50,000)

Variable Account Annual Expenses Mortality & Expense Risk Charges..........1.25%
(maximum 1.40%) (as a percentage of average variable account value)

Administrative Charge.......................................................None

Total Variable Account

Annual Expenses............................................1.25% (maximum 1.40%)

The next item shows the minimum and maximum total operating expenses charged by the funds that you may pay periodically during the time that you own the contract, without considering any voluntary reimbursements. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.


TOTAL ANNUAL FUND OPERATING EXPENSES

(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS, INCLUDING MANAGEMENT FEES,

DISTRIBUTION AND/OR SERVICE (12B-1) FEES, AND OTHER EXPENSES)

Minimum...........................................0.39%

Maximum...........................................1.29%*

* With current fund expense reimbursements the maximum total operating expenses would be 1.00%.

EXAMPLE

This example is intended to help you compare the cost of investing in the Certificate with the cost of investing in other variable annuity contracts. These costs include Certificate owner transaction expenses, certificate fees, separate account annual expenses, and your selected subaccount fund fees and expenses. The example assumes that you invest $10,000 in the Certificate for the time periods indicated and that the maximum certificate fee of $45 is assessed and with the maximum 1.40% mortality and expense risk also assessed. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Certificate at the end of the applicable time period:

1 year         3 years         5 years           10 years

 $945           $1,410          $1,897            $3,391


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(2) If you annuitize your Certificate (option 1 or 2) at the end of the applicable time period:

1 year         3 years         5 years           10 years

$945           $918            $1,585            $3,346

(3) If you do not surrender your Certificate:

1 year         3 years         5 years           10 years

$271           $918            $1,585            $3,346

Please do not consider the examples a representation of past or future expenses. The assumed 5% annual rate of return is hypothetical and is not a representation of past or future annual returns, which may be greater or less than this assumed rate.


WOODMEN VARIABLE ANNUITY SUMMARY

THE CERTIFICATE

This Certificate is an individual flexible premium deferred variable annuity issued by Woodmen of the World and/or Omaha Woodmen Life Insurance Society, a Nebraska non-profit fraternal benefit society located at 1700 Farnam Street, Omaha, NE 68102.

You may purchase a Certificate for as little as $2,000 (or $1,000 for a Qualified Certificate). You may pay premium payments of as little as $50. If you are eligible, you may open a TSA (tax-sheltered annuity under section 403(b) of the Code) or certain other retirement accounts without an initial payment or minimum amount.

A Certificate may not be available for purchase in all states.

FEES AND EXPENSES

If your Certificate's variable account value as of a certificate anniversary is less than $50,000, there is currently an annual certificate fee of $30 to reimburse us for general administrative expenses. This fee is subject to change but cannot exceed $45 and is assessed on the certificate anniversary and upon surrender. We also may impose a surrender charge (deferred sales load) of anywhere from 7% to 1% for withdrawals from your Certificate if you withdraw a premium payment before it has been invested seven (7) years. The surrender charge is based upon the lower of either premiums paid or fair market value. However, you may make free withdrawals of up to 10% of the accumulated value of your Certificate during a certificate year (at time of first withdrawal) without incurring this surrender charge. We may also waive surrender charges in certain circumstances. Under certain circumstances we may charge a fee for transfers among subaccounts.

If you invest in a variable subaccount, you will incur a mortality and expense risk charge currently computed at an aggregate annualized rate of 1.25% on the average daily net asset value of the variable account and guaranteed not to exceed 1.40%. In addition, a daily charge based on a percentage of each fund's average daily net asset value is payable by each fund to its investment adviser. These charges do not apply to the fixed account.

FREE LOOK PERIOD

Your Certificate provides for a free look period of at least ten (10) days which begins on the day you receive your Certificate. During this time, you may cancel your Certificate without incurring additional charges or penalties normally assessed by Woodmen.


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

WITHDRAWALS AND SURRENDERS

You may take a withdrawal from or surrender the Certificate before the annuity starting date and while the annuitant is alive. Such distributions may be subject to certain surrender charges as described in this prospectus. Some qualified plans restrict the availability of the Certificate's value to the plan participant. If you take a withdrawal from or surrender the Certificate before attaining age 59-1/2, you may be subject to a 10% premature distribution penalty in addition to any state and federal income taxes you may owe.

TRANSFERS

You may transfer all or a part of your Certificate's value among the subaccounts. You may make twelve (12) free transfers between one or more subaccounts in each certificate year. Following the 12th transfer, each transfer will result in a $25 charge (exchange fee). We will not transfer any amount less than $50 into any single subaccount. You may make one transfer, limited to the greater of $500 or 25% of the fixed account value, from the fixed account into subaccounts each certificate year.

FEDERAL TAX MATTERS

Generally, there should be no federal income tax payable on increases in accumulated value until there is a distribution. Distributions and annuity payments may be taxable as ordinary income. The taxable portion of most distributions will be subject to withholding unless the payee elects otherwise. There may be tax penalties if you take a distribution before reaching age 59-1/2. Current tax laws may change at any time.

Death proceeds are taxable and generally are included in the income of the recipient as follows:

* If received under a payment option, they are taxed in the same manner as annuity payments.

* If distributed in a lump sum, they are taxed in the same manner as a full surrender.

(For more information, see "Federal Tax Matters.")

INFORMATION ON REPLACEMENTS AND QUALIFIED CERTIFICATES

It may not be in your interest to replace your existing annuity, life insurance or mutual fund with this Certificate. You should replace an existing contract only when you determine that the Certificate is better for you. You may have to pay a surrender charge on your existing contract, and the Certificate described in this prospectus will impose a new surrender charge period. If you do consider replacing an existing contract, you should compare the benefits and cost of supplementing your existing contract with the benefits and cost of purchasing a new Certificate. You should talk to your professional tax adviser to make sure the exchange will be tax-free. If you surrender your existing contract for cash and then buy the Certificate described in this prospectus, you may have to pay a tax, including possibly a penalty tax, on the surrender.

Even though you may fund some types of retirement plans with the Certificate, including Individual Retirement Annuity (IRA), SEP-IRA, SIMPLE IRA, Roth IRA and pension or profit sharing plans, these plans also provide tax deferral. You should carefully consider the costs and benefits of the Certificate (including settlement options) before purchasing the Certificate to fund these plans, since the retirement plan arrangement itself provides for tax-deferred growth.

WOODMEN OF THE WORLD

Our organization's legal name is Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society and our home office is located at 1700 Farnam Street, Omaha, NE 68102. Woodmen is a fraternal benefit society incorporated under the laws of the state of Nebraska, without capital stock and conducting business solely for the benefit of our members and their beneficiaries and not for profit. Woodmen operates on the lodge system and has a representative form of government. Woodmen currently has approximately 800,000 members in over 2,300 adult and youth lodges. In addition to providing fraternal benefits to our members we offer individual life insurance and annuity Certificates in all 50 states and the District of Columbia. On August 1, 2001, we established the Woodmen Variable Annuity Account pursuant to the laws of the State of Nebraska. This account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). This registration does not involve supervision by the SEC of the management or investment policies or practices of the account, us or the funds.

We legally own the account's assets but we cannot charge the account with debts or liabilities arising out of any other business we may conduct. The account's assets are available to cover our general debts and liabilities only when the account's assets exceed its liabilities. We may transfer assets which exceed these reserves and liabilities to our general account. All obligations arising under the Certificates are our general corporate obligations.

INVESTMENT OPTIONS

In addition to the fixed account, we currently have fourteen (14) subaccounts available, each of which invests exclusively in shares of a single corresponding fund. Each of the funds was formed for use in insurance company separate accounts. Each fund has its own investment objectives, risks and expenses that determine their respective income and losses. The investment objectives and policies of certain funds may be similar to the investment objectives and policies of other mutual fund portfolios that share a similar name, investment adviser, investment sub-adviser or manager. The investment results of the fund, however, may be higher, lower and/or unrelated to those mutual funds with some shared characteristics.

We have summarized the investment objectives and policies of each fund. There is no assurance that any fund meets its objectives. You should also read the current prospectus for each fund, which precedes or accompanies this prospectus, for more detailed information, including a description of risks and expenses for each fund.

FIDELITY VARIABLE INSURANCE PRODUCTS

Fidelity Management & Research Company serves as the investment adviser to these funds.

Fund           Investment Objective & Principal Investments

VIP Contrafund/R Portfolio Service Class
This portfolio seeks long-term capital appreciation. The portfolio normally invests primarily in common stocks and securities convertible into common stocks, but it has the flexibility to invest in other types of securities. The portfolio invests in securities of companies whose value the adviser believes is not fully recognized by the public.

VIP Equity-Income Portfolio Service Class
This portfolio seeks income; capital appreciation is also a consideration. The portfolio normally invests in income producing common and preferred stocks. These equities may be of various quality though the portfolio does not intend to invest in companies without proven earnings and/or credit histories. It may also invest in debt securities.

VIP Growth Portfolio Service Class
This portfolio seeks capital appreciation. The portfolio invests primarily in common stocks, however, it is not restricted to any one type of security and may pursue capital appreciation through the purchase of bonds and preferred stocks. The portfolio does not place any emphasis on dividend income from its investments, except when the adviser believes this income will have a favorable influence on the market value of the security. Growth may be measured by factors such as earnings or gross sales.

VIP Growth & Income Portfolio Service Class
This portfolio seeks high total return through portfolio combination of current income and capital appreciation. The portfolio expects to invest the majority of its assets in domestic and foreign equity securities, with a focus on those that pay current dividends and show potential earnings growth. However, the portfolio may buy debt securities as well as equity securities that are not currently paying dividends, but offer prospects for capital appreciation or future income.

VIP Money Market Portfolio Service Class
This portfolio seeks maximum current income consistent with liquidity and stability of principal. The portfolio consists of high-quality, short-term money market instruments. AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY GOVERNMENT AGENCY. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. DURING EXTENDED PERIODS OF LOW INTEREST RATES, THE YIELD OF A MONEY MARKET SUBACCOUNT MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE.

VIP Overseas Portfolio Service Class
This portfolio seeks long-term growth of capital. Normally, at least 80% of the portfolio's total assets will be invested in foreign securities. The portfolio may also invest in U.S. issuers. The portfolio defines foreign securities as securities of issuers whose principal activities are located outside the United States.


SUMMIT PINNACLE SERIES OF SUMMIT MUTUAL FUNDS, INC.

Summit Investment Partners, Inc. serves as the investment adviser to these funds.

Fund                 Investment Objective & Principal Investments

Summit S&P 500 Index Portfolio
This portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index. The portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P 500 Index.

Summit S&P MidCap 400 Index Portfolio
This portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index. The portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P MidCap 400 Index.

Summit Russell 2000 Small Cap Index Portfolio
This portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index. The portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Russell 2000 Index.

Summit Nasdaq-100 Index Portfolio
This portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index. The portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Nasdaq-100 Index.

Summit EAFE International Index Portfolio
This portfolio seeks investment results that correspond to the investment performance of foreign stocks, as represented by the Morgan Stanley EAFE Index. The portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the EAFE International Index.

Summit Lehman Aggregate Bond Index Portfolio
This portfolio seeks investment results that correspond to the total return performance of the bond market, as represented by the Lehman Aggregate Bond Index. The portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Lehman Aggregate Bond Index.


PIMCO VARIABLE INSURANCE TRUST

Pacific Investment Management Company LLC (PIMCO) serves as investment adviser to these funds.

Fund            Investment Objective & Principal Investments

PIMCO Real Return Portfolio Administrative Class
This portfolio seeks return in excess of inflation consistent with preservation of capital by ordinarily investing at least 80% of its net assets in inflation protected bonds of the United States and foreign entities.

PIMCO Low Duration Portfolio Administrative Class
This portfolio seeks total return consistent with preservation of capital by ordinarily investing primarily in a diversified portfolio of fixed income securities and is categorized as a short-term bond fund.

The funds currently sell shares:

(a) to the variable account as well as to separate accounts of insurance companies that are not affiliated with us; and

(b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts.

We currently do not foresee any disadvantages to you arising from the sale of shares to variable products not affiliated with us. However, we will always try to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a fund's response to any of those events or conflicts insufficiently protects you, we will take action on our own.

We may receive compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the funds and/or affiliate(s) and may be significant. In addition, Woodmen Financial Services, Inc., the principal underwriter of the Certificates, may receive 12b-1 fees (fees which may be levied against the total balance of a mutual fund's assets and may be used to pay marketing and brokerage expenses of the fund) deducted from certain portfolio assets attributable to the Certificate for providing distribution and shareholder support services to some investment options.

Each fund is registered with the SEC as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the funds by the SEC.

Certain voting rights are attributable to the funds underlying the variable account portion of the Certificates. No voting rights pertain to the fixed account interest. As required by law, we will vote the fund shares held in a subaccount. We will vote according to the instructions of Certificate owners who have interests in any subaccount involved in the matter being voted upon. For more information, see "Voting Rights."

DISCLAIMER

The S&P 500 Index is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's/R," "S&P/R," "S&P 500/R," "Standard & Poor's 500," "500," "S&P MidCap 400
Index" and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Summit Mutual Funds. Summit Mutual Funds is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the beneficial owners of Summit Mutual Funds or any member of the public regarding the advisability of investing in securities generally or in Summit Mutual Funds particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to Summit Mutual Funds is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index, which is determined, composed and calculated by S&P without regard to Summit Mutual Funds or the Funds. S&P has no obligation to take the needs of Summit Mutual Funds or the beneficial owners of the funds into consideration in determining, composing or calculating the S&P 500 Index and the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Summit Mutual Funds.

The Russell 2000 Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. Summit Mutual Funds and the Russell 2000 Small Cap Index Fund are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell is not responsible for and has not reviewed the prospectus, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its index. Frank Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the index.

Frank Russell Company's publication of the index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of the investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY OR OTHERWISE OF THE INDEX OR DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

"Nasdaq" and related marks are trademarks or service marks of The Nasdaq Stock Market, Inc. ("Nasdaq") and have been licensed for use for certain purposes by Summit Mutual Funds, Inc. and the Nasdaq-100 Index Fund. The Nasdaq-100 Index is composed and calculated by Nasdaq without regard to Summit Mutual Funds. Nasdaq makes no warranty, express or implied, and bears no liability with respect to the Nasdaq-100 Index Fund. Nasdaq makes no warranty, express or implied, and bears no liability with respect to Summit Mutual Funds, its use or any data included therein.

The EAFE International Index Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International ("MSCI") or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this fund or any member of the public regarding the advisability of investing in funds generally or in this fund particularly or the ability of the EAFE Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE Index which is determined, composed and calculated by MSCI without regard to the issuer of this fund. MSCI has no obligation to take the needs of the issuer of this fund or the owners of this fund into consideration in determining, composing or calculating the EAFE Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at or quantities of this fund to be issued or in the determination or calculation of the equation by which this fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of this fund in connection with the administration, marketing or trading of this fund.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the account or that the account may purchase. We reserve the right to eliminate the shares of any investment option and to substitute any shares of another investment option. We also may substitute shares of funds with fees and expenses that are different from the funds. We will not substitute any shares attributable to your interest without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional subaccounts of the variable account, each of which would invest in a new investment option, or in shares of another investment company with a specified investment objective. We may limit the availability of any new investment option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new subaccounts available to you on a basis we determine. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.

In the event of any such substitution, deletion or change, we may make appropriate changes in this and other Certificates to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current subaccounts that are being substituted for or deleted, you may surrender the portion of your accumulated value funded by such subaccount without paying the associated surrender charge. You may also transfer the portion of the accumulated value affected without paying a transfer charge.

If we deem it to be in the best interest of persons having voting rights with regard to the subaccounts under the Certificates, we may:

-     operate the account as a management investment company under the 1940 Act;

- deregister the account under that Act in the event such registration is no longer required; or

-     combine the account with other separate accounts.

In addition, we may, when permitted by law, restrict or eliminate these voting rights under your Certificate.


YOUR CERTIFICATE

PURCHASING A CERTIFICATE

Your Certificate is an individual flexible premium deferred variable annuity. It provides you with a way to save for retirement or some other long-term goal on a tax-deferred basis. We offer the Certificate to members and people who are eligible for membership. You may apply for a Certificate by completing and submitting an application available through your securities licensed Woodmen representative. We do not issue joint Certificates (joint annuitants) or group Certificates. However, we may issue a Certificate with a single annuitant that is jointly owned.

We may issue your Certificate as a nonqualified annuity. We may also issue your annuity as a qualified annuity that funds a retirement plan such as an Individual Retirement Annuity (IRA); a Roth Individual Retirement Annuity (Roth
IRA); a Tax-Sheltered Annuity (TSA); or an annuity for a Simplified Employee Pension Plan (SEP-IRA). Retirement plans such as these already provide you with most, if not all, of the tax-deferral benefits provided by an annuity.

You must give us, or arrange to have sent to us, a single premium payment of at least $2,000 (or $1,000 for a qualified annuity) along with your application. The minimum amount we will accept for subsequent premiums is $250. We may accept $50 if you set up a monthly automatic premium payment (see "Automatic Premium Payments"). Initial premium payments over $1,000,000 require our prior approval, as do subsequent annual premium payments over $50,000. Your initial premium will be credited in the manner described in the next paragraph. There are certain circumstances in which you may not have to provide an initial premium to establish your Certificate. These circumstances include, but are not limited to, establishing your Certificate through a TSA or an employer-sponsored retirement plan.

Free Look Period

Your Certificate provides a "free look" period of at least ten (10) days after you receive your Certificate. This period is longer in some states. If you do decide to cancel your Certificate during this period, you must deliver or mail the Certificate, along with a written request to cancel, to us at the home office or return it to the Registered Representative who delivered it to you. Upon cancellation, the Certificate will be void as of the effective date and you will receive your Certificate's accumulated value (or your premiums, if greater) as of the date we receive your cancellation. You will generally receive your money within seven (7) days after we receive your request for cancellation. However, if your Certificate is an IRA and you decide to cancel it within seven
(7) days from the receipt of your IRA disclosure, but after your free look has expired, we may refund your premium less any payments made.

Allocating Initial Premium

Because you have a "free look," we reserve the right to allocate all of your premiums to the Money Market Subaccount for fifteen (15) calendar days from the effective date to allow for delivery of your Certificate. After this period, we will allocate the accumulated value of your Certificate to the subaccount(s) and/or fixed account according to your original instructions.


AUTOMATIC PREMIUM PAYMENTS

You may make regularly scheduled premium payments through an automatic deduction from your savings or checking account to the subaccount(s) or fixed account you select. You may set up the automatic payments at the time of your application or later by contacting us at the home office. When you set up automatic premium payments, you may select the date you want us to withdraw a premium from your account. If the date you select falls on a date that is not a valuation date, such as a weekend or holiday, we will initiate the request on the next business day. We allocate the premium when we receive it. You must give us at least five
(5) calendar days notice to stop or change your allocation for future premiums. Your written notice should be sent to our home office and is not considered given until it is received there.

OWNER, ANNUITANT AND/OR PAYEE

If you are the sole owner of the Certificate you generally can name beneficiaries, assign the Certificate, transfer allocations between subaccounts and the fixed account, and designate who receives any annuity payments or distributions under the Certificate. The annuitant is the person whose life determines the annuity benefits payable under the Certificate and whose death results in payment of the death benefit. The annuitant must be a natural person. The beneficiary receives the certificate benefit, if any, that is paid when the annuitant dies. The payee is any party that the owner selects to receive distributions. The payee will generally receive these distributions during the annuity period. The benefit member is the annuitant. We reserve the right to approve any payee that is an entity rather than a person. Laws regulating qualified annuities may limit an owner's ability to designate annuitants, beneficiaries and payees and may also limit an owner's ability to assign the Certificate. In addition, assigning a Nonqualified Certificate may have federal tax consequences (see "Federal Tax Matters, Taxation of Withdrawals, Assignments, Pledges or Partial Surrenders").

BENEFICIARIES

You may name one or more beneficiaries to receive the death proceeds payable under the Certificate. You may change beneficiaries by sending a request to the home office. We may provide a special form to make this request. We must approve any change in beneficiary. Any such change is effective on the date you designate on your written request or the date we receive your request at the home office if no date is designated. A change in beneficiary is only effective if the request was mailed or delivered to us while the annuitant is alive. We are not liable for any payments made or actions taken by us before we receive and approve changes in beneficiary designations. Certain property and tax laws may affect your ability to select a beneficiary other than a spouse. In the event your designated beneficiary cannot be approved, we may pay any benefits due upon the annuitant's death according to Woodmen's Constitution and Laws.

YOUTH CERTIFICATES

We provide Certificates that allow an adult applicant, when applying for a Certificate in the name of a youth member, to have the option to designate the owner as either the applicant or in youth member. If the youth member is the owner of the Certificate, the applicant shall retain control over the Certificate until the youth member reaches the age of majority. The applicant controller can exercise all rights in the Certificate, except for the right of assignment, on behalf of the youth member until the youth member reaches the age of majority. If the applicant controller dies before the youth member reaches the age of majority, we will recognize that person who has the duty to support the youth member and/or who in fact does support the youth member, as the person who is entitled to exercise the rights that the applicant controller could have exercised.


TRANSFERRING OWNERSHIP

You may absolutely assign your Certificate by sending an assignment request to our home office before the annuity starting date. You may not be able to assign a Certificate you control for another or a Certificate issued in connection with retirement plans. We must receive and approve any assignment request before it is effective. We are not liable for any payment we make or action we take before we receive and approve an assignment. We are not responsible for the validity or tax consequences of any transfer of ownership.

Before you consider assigning, selling, pledging or transferring your Certificate, you should consider the tax implications. Generally speaking, assignments are taxable as a complete distribution (surrender) from a deferred annuity contract. The interest of any beneficiary will be subject to any collateral assignment. Any indebtedness and interest charged against your Certificate, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary or collateral assignee under the Certificate.

CERTIFICATES ISSUED FOR CERTAIN RETIREMENT PLANS

If your Certificate is used in a qualified plan and the owner is the plan administrator or trustee, the plan administrator may transfer ownership to the annuitant if the qualified plan permits. Otherwise, a Certificate used in a qualified plan may not be sold, assigned, discounted or pledged as collateral for a loan or as surety for performance of an obligation or for any other purpose, to any person other than as may be permitted by laws applicable to such plans.

ACCUMULATION PERIOD

The period during which you invest premiums in the variable and/or fixed account under the Certificate is the accumulation period. During this time the Certificate may increase or decrease in value depending on the performance of the variable account and how much additional premium you invest. For most owners any increase in the Certificate's value remains tax-deferred until a distribution is made. Any distributions you take from the Certificate during the accumulation period are taxable to the extent there is gain in the Certificate. Accumulation period distributions are taxed differently than annuity payments. For annuity payments (periodic payments from a settlement contract), any cost basis in the Certificate is prorated over the length of the annuity payment option. Therefore, each annuity payment will consist partially of cost basis (if there is any) and partially of taxable gain (if there is any).

VALUING YOUR CERTIFICATE

We determine the accumulated value of your Certificate on each valuation date (each day that both the New York Stock Exchange and we are open for business). We credit premium payments to your Certificate based on the accumulated value of the Certificate next determined after receipt of a premium. Your Certificate's value during the accumulation period is the total of your values in the variable account and the fixed account.

VARIABLE ACCOUNT VALUATION

Your variable account value is the total value of your subaccounts. When we established each subaccount, we set the subaccount unit value at $10 ($1 for the money market subaccount). The subaccount unit value of a subaccount increases or decreases from one valuation period to the next depending on the investment experience of the underlying fund as well as the daily deduction of charges. We calculate the value of each subaccount by multiplying the number of subaccount units attributable to that subaccount by the subaccount unit value for the subaccount. Any amounts allocated to a subaccount will be converted into subaccount units of the subaccount. We credit subaccount units to your subaccount when you allocate your premiums or transfer amounts to that particular subaccount. The number of subaccount units we credit is determined by dividing the premium or other amount credited to the subaccount by the subaccount unit value for that valuation date. We reduce your subaccount units in a subaccount when you withdraw or transfer from that subaccount and by any certificate fee charged to your Certificate. The investment experience of the fund underlying each subaccount will cause the subaccount unit value to increase or decrease. In addition, we assess a mortality and expense risk charge, which effectively reduces the value of the subaccount. We make no guarantee as to the value in any subaccount. You bear all the investment risk on the performance of the fund underlying the corresponding subaccounts you choose. Because of all of the factors affecting a subaccount's performance, its value cannot be predetermined.

FIXED ACCOUNT VALUATION

You may choose to deposit money in the fixed account portion of the Certificate. This fixed account is our general account. We declare the effective annual interest rate that applies to the fixed account each month and this rate shall be at least 3% per year. This effective rate applies to amounts in the fixed account including new premiums or amounts newly transferred from a subaccount (new money) for the certificate year. After that period expires, a new rate will be declared for all deposits and will be effective for another certificate year. The rate of interest in effect at any time for a Certificate may differ from the rate or rates in effect for other Certificates with different certificate anniversaries. We may declare higher interest rates at our discretion. You bear the risk that interest credited on the fixed account value may not exceed 3% for any 12-month period.

DOLLAR COST AVERAGING PLAN

If you wish to make a substantial deposit in your Certificate, dollar cost averaging allows you to spread your investment in the markets over time to reduce the risk of investing at the top of the market cycle. You may make regular transfers from your money market subaccount to other subaccounts by establishing a dollar cost averaging plan. You may use dollar cost averaging until the amount in your money market subaccount is completely transferred or the amount remaining is less than your authorized preset amount. You may terminate or change your plan at any time by written request that is effective five (5) business days after we receive it at the home office. You may establish a dollar cost averaging plan by obtaining an appropriate form and full information concerning the plan and its restrictions, from your Woodmen Registered Representative or from our home office.

Dollar cost averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves continuous investment regardless of changing share prices, you should consider your ability to continue the program through times when the unit prices are high.

TRANSFERS AMONG SUBACCOUNTS AND/OR THE FIXED ACCOUNT

You may transfer your Certificate's value among the subaccounts and the fixed account subject to a few restrictions outlined in this prospectus. Such transfers must take place during the accumulation period. We will process your requests for transfers that we receive at our home office, in good order, before the close of business on that valuation date, usually 3:00 p.m. central time. We will process requests we receive after that time as of the close of business on the following valuation date.

We process a transfer by redeeming subaccount units from the subaccount(s) you specify and reinvesting the proceeds in subaccount units of the other subaccounts and/or the fixed account as you specify. We impose the following restrictions on transfers. You must transfer out at least $100 or, if less, the total value of the subaccount or fixed account from which you are making the transfer. You must transfer in a minimum amount of $50 (or total value if less) to any subaccount or to the fixed account.

You may make twelve (12) free transfers from one or more subaccounts in each certificate year. After that, we will charge you $25 for each subsequent transfer and deduct it from the amount of transfer. Transfers through the asset rebalancing program or dollar cost averaging plan do not count towards your twelve (12) free transfers.

You may make only one (1) transfer from the fixed account in each certificate year. The transfer may not exceed $500 or 25% of the total value of the fixed account at the time of transfer, whichever is greater. Transfers from the fixed account are not subject to a transfer charge and do not count toward your (12) twelve free transfers. If you want to transfer from the fixed account, we redeem the value you wish to transfer from the fixed account and reinvest that value in subaccount units of the subaccount or subaccounts you have selected.

We did not design the Certificate in general or this transfer privilege in particular to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisers or registered representatives acting under power(s) of attorney from one or more Certificate owners. In addition, the funds may restrict or refuse transactions as a result of certain market timing activities. You should read the funds' prospectuses for more details.

ASSET REBALANCING PROGRAM

In order to maintain a particular percentage allocation among subaccounts, the Certificate owner may select asset rebalancing. With asset rebalancing the Certificate owner automatically has the Certificate's variable account value reallocated to the allocation initially selected by the owner. You may choose to automatically rebalance your Certificate value periodically under the asset rebalancing program. You can elect to participate in the program at the time of application or at a later time. Asset rebalancing may be set up annually, semi-annually or quarterly to begin on the 5th day of the month you select (or the next valuation date if the 5th is not a valuation date). Before you begin the program, you should determine your investment goals and risk tolerance.

To elect to participate in the program, you must send us a written request at our home office. Any new request will override any previous rebalancing allocations you may have chosen. Rebalancing continues until you stop or change it, which is done in writing (unless a valid telephone election exists for the account) and must be received at the home office at least five (5) business days before it becomes effective. The fixed account is excluded from this program. We reserve the right to change this program at any time. The asset rebalancing program does not guarantee gains, nor does it assure that any subaccount will not have losses.

TELEPHONE TRANSACTIONS

You may make certain transactions over the telephone. Prior to accepting oral instructions from you, we must have received your signed telephone transaction authorization. Telephone authorization is only valid for certain transaction types and we may add to or limit these types of transactions from time to time. However, we are not able to accept telephone requests for surrenders or transfers among subaccounts from you if we are restricted from doing so by state or federal laws. We will take reasonable steps to confirm that telephone instructions are genuine including, among other things: requiring identifying information, recording conversations and providing written confirmations of transactions. We will not be responsible for the authenticity of instructions received by telephone. We may be liable for losses due to unauthorized or fraudulent instructions only if we fail to observe reasonable procedures.

If several people want to make telephone requests at or about the same time, or if our recording equipment malfunctions, we may not be able to allow any telephone requests at that time. If this happens, you must try again later or submit a written request to our home office. If there is a malfunction with the telephone recording system or the quality of the recording itself is poor, we will not process the transaction.

We reserve the right to suspend or limit telephone transactions. Every telephone transaction will be reviewed by a principal of the distributor who will also review the account history and any other available relevant information prior to approving such transaction and submitting it to Woodmen. If the principal has reason to believe that any such transaction constitutes an attempt to "market time" to the detriment of other Certificate holders, such proposed transaction may be refused.

The phone number for telephone transactions is 1-877-664-3332.

MARKET TIMING

The Certificate is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of a subaccount or its underlying fund. These could result in a fund holding large cash positions or frequently buying or selling portfolio securities. Such transfers may affect the value of the fund's shares, interfere with the efficient management of its portfolio, and increase its brokerage and administrative costs. While the design of the Woodmen Variable Annuity, in particular its surrender charges, make it a relatively inefficient vehicle for achieving short-term trading profits, nevertheless the possibility may exist.

In order to protect our Certificate holders from potentially harmful activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading. We consider certain factors in order to identify potentially harmful activity, including the following:

o the number of transfers made over a period of time;

o the length of time between transfers;

o whether the transfers follow a pattern that appears to be designed to take advantage of short-term market fluctuations,

o the dollar amount(s) requested for transfers; and

o whether the transfers are part of a group of transfers made by a third party on behalf of several individual Certificate holders.

If we detect that an individual is engaged in a market timing scheme, we will, to the extent consistent with our legal obligations and the Certificate holders' contractual rights to make transfers among the subaccounts, cancel all orders believed to be part of the market timing scheme, and we will prohibit the individual suspected of engaging in a market timing scheme from utilizing our telephone transaction service in the future. Individuals so suspected of engaging in market timing will be required to make all future orders through our written process.

Our policies may vary due to differences in operational systems and the size and nature of the underlying funds. Subject to the terms of the Certificate, we reserve the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that we determine, in our sole discretion, will disadvantage or potentially hurt your rights or interests. In addition, some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests if, in the judgment of the investment adviser or other responsible party, it would be unable to invest effectively in accordance with the particular fund's investment objective or policies, or the fund would otherwise potentially be adversely affected. If such a transfer request is refused, we may not be able to effect certain allocations or transfers that a Certificate owner has requested. Our ability to detect and deter such harmful conduct may be limited by operational or technological limitations.

In addition, the terms of some Certificates, historical practices or actions, or certain regulatory requirements may limit our ability to effect transfers or may impose certain other restrictions. This may result in a dilution in the value of your investment. There may also be increased brokerage and administrative costs that may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that there will not be harm from disruptive trading within the variable contracts issued by other insurance companies or among investment options available to retirement plan participants. Please refer to the prospectuses of the underlying funds for a discussion of each fund's policies and procedures with respect to deterring short term trading and market timing.

INTERNET TRANSACTIONS

We do not currently offer Internet transaction capability to Certificate owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.

ACCESS TO YOUR MONEY BEFORE YOUR ANNUITY STARTING DATE

You may make a withdrawal from or surrender your accumulated value during the accumulation period if the annuitant is alive. The remaining value of the Certificate, after a withdrawal, must be at least $1,000. To make a withdrawal, you first must make a request to our home office. Currently, to surrender your Certificate and receive your surrender value, you must submit a signed form to our home office. The surrender will not be processed until we receive your surrender request at our home office. You may obtain a form by contacting your Woodmen Registered Representative or by calling us at 1-877-664-3332. If we permit it in the future, you may be able to request a withdrawal or surrender by telephone. A surrender or withdrawal from your Certificate may require us to withhold for federal income taxes. We generally must receive a withdrawal or surrender request by 3:00 p.m. central time on a valuation date in order to process it on the same day.

We will normally pay you the requested amount within seven (7) calendar days of receiving your request. You will receive the accumulated value less any applicable surrender charge and any applicable certificate fee. In certain cases, such as when physical disasters may curtail markets, we may postpone payment of your surrender beyond the seven (7) days, and then only when permitted by law or regulation. You may select the subaccount(s) or fixed account as the source(s) for your withdrawal. However, we must agree to any selection. If you request a withdrawal and do not specify its source (the specific subaccount(s) or fixed account) then we will take the withdrawal on a pro rata basis from each subaccount and fixed account. You may not withdraw less than $250 at one time.

There are legal restrictions on withdrawals from 403(b) Certificates (also known as Tax Sheltered Annuities). Certificates issued in connection with qualified plans under section 401 of the Code may also restrict certain distributions. See your plan document for more information.

You should consult your tax adviser regarding the tax consequences of any withdrawal or surrender. A surrender or withdrawal may result in adverse tax consequences, including the imposition of a 10% federal income tax penalty if made before you attain age 59-1/2.

SYSTEMATIC WITHDRAWALS

You may make systematic withdrawals from your Certificate. These are a series of periodic payments from your Certificate based on the payment method you select. You are taxed on each distribution to the extent there is taxable gain in the Certificate. This type of withdrawal is not considered annuitization nor are the payments considered annuity payments. You may only establish this payout option during the accumulation period. Payments made to you under this option may be subject to surrender charges. You should consult a tax adviser about the tax consequences of making these systematic withdrawals.

DEATH OF AN OWNER (NOT THE ANNUITANT) BEFORE THE ANNUITY STARTING DATE

We will pay the surrender value to the beneficiary if you die while the annuitant is alive.

DEATH OF AN ANNUITANT BEFORE THE ANNUITY STARTING DATE

We will pay the death proceeds to the beneficiary when the annuitant dies. The death benefit equals the greater of:

(a) the accumulated value; or

(b) the minimum death benefit amount.

We calculate the death proceeds as of the end of the day, if it is a valuation date and we receive such proof prior to the closing of the NYSE, or if received after such closing then as of the end of the next valuation date, unless a state requires otherwise. A beneficiary may elect to receive the death proceeds as a lump sum in order to satisfy the distribution requirements. Other options for death proceeds may be available (see "Annuity Payment Options"). If the beneficiary requests payment of the death proceeds in a lump sum, we will generally pay it within seven (7) days after we receive due proof of death. If you do not select an option within sixty (60) days of the day we receive due proof of death, we may pay out a lump sum. Death proceeds are equal to or greater than the minimum value required by law.

MINIMUM DEATH BENEFIT

The minimum death benefit amount is equal to the sum of premiums paid reduced proportionately by any withdrawals, accumulated at an effective annual interest rate of 4%. After the annuitant's attained age 80, the minimum death benefit amount will no longer be accumulated with interest. The minimum death benefit amount is limited to a maximum of 200% of the total premiums paid reduced proportionately by any withdrawals. A withdrawal will reduce the minimum death benefit amount in the same proportion that the accumulated value was reduced on the date of the withdrawal. For each withdrawal, the reduction is calculated by multiplying the minimum death benefit amount immediately prior to the withdrawal by the ratio of the withdrawal to the accumulated value immediately prior to the withdrawal. The minimum death benefit value is a guaranteed amount in death proceeds, regardless of the current investment performance of your Certificate.

DISTRIBUTIONS

If any owner, including any owner who is also the annuitant, dies prior to the annuity starting date, the Certificate will continue and the entire certificate benefit must be distributed within five (5) years after the death of the owner, except if any portion of the certificate benefit is payable to a designated beneficiary, within the meaning of Section 72(s) (4) of the Internal Revenue Code of 1986, as amended, such portion may be distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of such beneficiary. Such distributions must begin not later than one (1) year after the date of the owner's death.

If the sole beneficiary is the deceased owner's spouse, the surviving spouse may elect to continue this Certificate as his or her own. If the spouse does so choose, upon his or her subsequent death the entire certificate benefit must be distributed as otherwise required by law and the Certificate.

ANNUITY PERIOD

The period when you begin to receive payments based on the amounts you accumulated under your Certificate is the annuity period. This period begins on the annuity starting date. At this time we offer payment options only on a fixed basis, but we may later offer additional payment options.

ANNUITY STARTING DATE

The date set to start your annuity payments when you apply for your Certificate is the annuity starting date. After your first certificate anniversary you may change this date as you desire but you cannot set a date beyond the first of the month after the certificate anniversary on or following the annuitant's 95th birthday. If your Certificate is a qualified Certificate you may be required to take minimum distributions no matter what annuity starting date you select. Some states may also place limitations on extending an annuity starting date. Your annuity payments will begin on your annuity starting date unless you previously surrendered your Certificate or if we have paid out all of the death proceeds to your beneficiary. In those cases no annuity payments will be paid.

SETTLEMENT OPTION CONTRACTS

If you select an annuity payment option, we will transfer your surrender value on your annuity starting date to our fixed account, and we will issue you a settlement option contract. Your annuity proceeds will not vary with the performance of the variable account. We will pay the annuity proceeds to the payee that you designated. You may not change to a different annuity payment option once your initial selection has been established. Generally, you or your beneficiary will be the payee. The settlement option contract will pay an amount each payment period as selected by you or the beneficiary. The payment periods available are one (1), three (3), six (6) and twelve (12) months and the amounts of the payment may not be proportional, e.g. the 3 month payment may not be 3 times the 1 month payment.

ANNUITY PAYMENT OPTIONS

The following annuity payment options are generally available to you under the
Certificate:

OPTION 1: SINGLE LIFE ANNUITY An amount will be paid each payment period for a fixed period of years and after that for so long as the payee lives. The fixed period may be between 0 and 20 years. On the death of the payee during the fixed period, payments will continue to the beneficiary of the settlement option contract for the balance of the fixed period.

OPTION 2: JOINT AND SURVIVOR LIFE ANNUITY An amount will be paid each payment period for so long as two (2) joint payees are alive. On the death of either payee, the survivor will receive a percentage of the payment for so long as the survivor lives. The percentage of the payment to the survivor may be between 25% and 100%. This option is not available for qualified certificates.

OPTION 3: FIXED PERIOD An amount will be paid each payment period for a fixed period of up to thirty (30) years.

If the accumulated value is to be paid out under this option and is subject to a surrender charge at the time of election, then:

1.) If a period of at least ten (10) years is selected, the accumulated value will be used in determining the settlement option payment and the surrender charge scale will be transferred to the settlement option contract.

2.) If a period of less than ten (10) years is selected, the surrender charge will be applied and the surrender value will be used in determining the settlement option payment.


OPTION 4: FIXED AMOUNT A fixed amount will be paid each period until the certificate benefit held under this option, together with interest on the unpaid balance, is exhausted.

If the accumulated value is to be paid out under this option and is subject to a surrender charge at the time of election, the total amount paid each year can not be more than 12% of the accumulated value. The surrender charge scale will be transferred to the settlement option contract.

With respect to each annuity payment under an option, we may pay more than the amount of the guaranteed payment. However, we also reserve the right to reduce the amount of any current payment that is higher than the guaranteed amount, to an amount not less than the guaranteed amount.

Interest rates applicable to annuity payment options may be declared monthly with an effective annual guaranteed minimum interest rate of 3%. We may declare higher interest rates at our discretion. We consider numerous factors, including the earnings of the general or special accounts, expenses and mortality charges, and experience.

DEATH OF OWNER/PAYEE AFTER THE ANNUITY STARTING DATE

If an owner/payee dies on or after the annuity starting date and before all of the annuity proceeds have been paid, we must pay any remaining amounts at least as rapidly as payments were being paid on the date of death.

CERTIFICATE FEES & CHARGES

SALES CHARGE

You do not pay any sales charge or sales load when you invest in your Certificate.

CERTIFICATE FEE

During the accumulation period we currently deduct an annual $30 certificate fee. We may change this fee but will never charge more than $45. This fee is deducted on the anniversary date of each certificate year or upon surrender of the Certificate if that is earlier. We deduct the fee from your variable account value in proportion to the amounts in your subaccounts unless a state requires otherwise. The purpose of this fee is to reimburse us for administrative expenses relating to the Certificate. We do not deduct this charge if your variable account value is at least $50,000 at the time of assessment. We reserve the right to waive this fee.

SURRENDER CHARGE

We may deduct a surrender charge or "backend load" from any withdrawal or surrender of premiums (including a surrender to effect an annuity other than options 1 and 2 after one (1) year) and on systematic withdrawals. For the purpose of determining your surrender charge, any amount that you withdraw will be treated as coming from premiums in the order in which they were paid. Amounts deducted to pay a surrender charge on a withdrawal are not themselves subject to the surrender charge and are assessed against your remaining account balance(s) rather than reducing your withdrawal.

The length of time between each premium payment and surrender determines the amount of the surrender charge.

The charge is a percentage of the premiums surrendered according to the following schedules:

Annuitant Issue Age

Premium

Year                   0-60*               61-75                76-85

1                     7%                  6%                   5%

2                     6%                  5%                   4%

3                     5%                  4%                   3%

4                     4%                  3%                   2%

5                     3%                  2%                   1%

6                     2%                  1%                   None

7                     1%                  None                 None

8 or more             None                None                 None

*Applies to all ages in Connecticut.

10% FREE WITHDRAWAL

In each certificate year, you may make free withdrawals of up to 10% of the accumulated value existing at the time you made the first withdrawal in that certificate year. A free withdrawal is a withdrawal without a surrender charge. This right is not cumulative from certificate year to certificate year, so each certificate year you are only allowed to take a total of up to 10% from your accumulated value without incurring a surrender charge.

PLEASE NOTE

Certain withdrawals and surrenders are subject to federal tax penalties and there may be other restrictions on withdrawals and surrenders from qualified plans (see "Federal Tax Matters").

PREMIUM TAX CHARGE

Currently, we do not assess a charge against the variable account for federal income taxes or state premium taxes. We may make such a charge in the future if income or gains within the variable account result in any federal income tax liability to us or we become subject to state premium taxes.

OTHER TAXES

We reserve the right to impose charges or establish reserves for any federal or local taxes that we incur today or may incur in the future and that we deem attributable to the Certificates.

TRANSFER CHARGE

You may make twelve (12) free transfers in each certificate year. We will charge $25 for each subsequent transfer.

FUND EXPENSES

Each fund pays charges and expenses out of its assets. The prospectuses for the funds describe the charges and expenses.

MORTALITY & EXPENSE RISK CHARGE AND OUR RISKS

We currently charge an annual mortality and expense risk charge of 1.25% of the average daily net asset value of the variable account. We may raise or lower this charge in the future but the charge will never exceed 1.40%.

OUR MORTALITY RISK

We assume a mortality risk from our obligation to pay death proceeds to the beneficiary if the annuitant under a Certificate dies during the accumulation period. The annuitant may die prior to the annuity starting date at a time when the death benefit guaranteed by the Certificate may be higher than the accumulated value of the Certificate. The surrender value is lower for Certificates under which a surrender charge remains in effect, while the amount of the death proceeds under such Certificates is sometimes unaffected by the surrender charge. Accordingly, our mortality risk is higher under such Certificates than it would be under otherwise comparable Certificates that impose the surrender charge upon payment of death proceeds.

We assume a mortality risk by our contractual obligation to continue to make annuity payments for the entire life of the payee(s) under some payment options that extend for a life (or lives). If certain settlement options are selected, we relieve the payee(s) of the risk of outliving the amounts paid during retirement.

We assume a mortality risk under our annuity purchase rate tables that are guaranteed for the life of your Certificate. Our settlement options are based on a guaranteed effective annual interest rate of 3%. Options 1 and 2 are based on a guaranteed effective annual interest rate of 3% using the Annuity 2000 Mortality Table.

OUR EXPENSE RISK

We assume an expense risk under the Certificates. If the certificate fee we deduct from the Certificates to cover administrative expenses is not sufficient to cover the expenses actually incurred, we can't raise these fees in excess of what is stated in the Certificate (i.e., $45). Administrative expenses include such costs as processing premiums, annuity payments, withdrawals, surrenders and transfers; furnishing confirmation notices and periodic reports; calculating the mortality and expense risk charge; preparing voting materials and tax reports; updating the registration statement for the Certificates; and actuarial and other expenses.

To compensate us for assuming these mortality and expense risks, we deduct a daily mortality and expense risk charge from the net assets of each subaccount in the variable account. We impose the mortality and expense risk charge on such subaccount in the variable account for the mortality and expense risks assumed under the Certificates.

If the mortality and expense risk charge and other charges under a Certificate are insufficient to cover the actual mortality costs and administrative expenses incurred by us, we will bear the loss. If the mortality and expense risk charge proves more than sufficient, we will keep the excess for any proper purpose including, among other things, payment of sales expenses. We expect to make a profit from this charge.

GENERAL INFORMATION ABOUT THE CERTIFICATES

THE ENTIRE CONTRACT

The entire contract between you and us consists of your Certificate, including any endorsements or amendments attached; your application, including any supplemental documents; and our Articles of Incorporation, Constitution and Laws in force as of the effective date of your Certificate. We will not contest the contract.

GENDER NEUTRAL BENEFITS

Under our settlement options, we distinguish between men and women because of their different life expectancies. However, we do not make any such distinctions for Certificates that we issue in the state of Montana. This is because Montana enacted legislation that requires that optional annuity benefits (i.e., the annuity payments under our annuity payment options) not vary based on a person's sex. In Arizona Governing Committee v. Norris, the U.S. Supreme Court held that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the settlement option rates applicable to Certificates purchased under an employment-related insurance or benefit program may not, in some cases, vary on the basis of sex. We will apply unisex rates to certain qualified plans and those plans where an employer believes that the Norris decision applies.

Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris and Title VII generally and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Certificate may be purchased.

VOTING RIGHTS

Certain voting rights are attributable to the funds underlying the variable account portion of the Certificates. No voting rights pertain to the fixed account interest. As required by law, we will vote the fund shares held in a subaccount. We will vote according to the instructions of Certificate owners who have interests in any subaccount involved in the matter being voted upon. If the 1940 Act or any related regulation should be amended or if the present interpretation of it should change and as a result, we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

You have voting interests with respect to fund shares only during the accumulation period. During the annuity period (during which you receive annuity payments) you have no interest in the funds and, therefore, you have no voting rights.

We determine the number of votes you have the right to cast by applying your percentage interest in a subaccount to the total number of votes in the variable account attributable to the entire subaccount. We will count fractional shares. We determine the number of votes of the fund you have the right to cast as of the record date. These votes are cast at the meeting of the fund. We will solicit voting instructions by writing to you before the meeting in accordance with procedures established by a fund.

Any fund shares held in a subaccount for which we do not receive timely voting instructions we will vote in proportion to the voting instructions we receive for all owners participating in that subaccount. We will vote any fund shares our affiliates or we hold in proportion to the aggregate votes of all shareholders in the fund. We will send to everyone having a voting interest in a subaccount proxy materials, reports and other materials relating to the appropriate fund.

STATE VARIATIONS

Any state variations in the Certificates are covered in a special certificate form for use in that state. This prospectus provides a general description of the Certificates. Your actual Certificate and any endorsements are the controlling documents. If you lose or misplace your Certificate and any endorsements, contact our home office.

SURPLUS REFUNDS AND ASSESSMENTS

If our board of directors declares any surplus refunds to Certificate owners, we will pay you such surplus refunds. If we pay any such surplus refunds, we will credit them to your subaccount(s) and/or fixed account in the same proportion that premiums would be credited. We do not anticipate any surplus refunds.

If our general account reserves should become impaired (insufficient under certain circumstances to cover our obligations) our board of directors may require Certificate owners to make additional payments. If payments are not made, it shall be a debt against the Certificate accruing interest at 5% per year. No personal liability will attach to a Certificate owner but you may recognize taxable income.

OUR REPORTS TO YOU

We will mail, at least annually, a report showing the accumulated value of your Certificate as of a date not more than two months prior to the date of mailing and any further information required by any applicable law. We will mail reports to you at your last known address of record. We will also promptly mail a confirmation of each premium, withdrawal, surrender or transfer you make, except that when permitted by law or rule, we may omit sending confirmations for scheduled transactions such as dollar cost averaging or automatic rebalancing programs. Please review confirmations and reports immediately and inform us of any discrepancies. If we do not hear from you within sixty (60) days, we will assume all information is accurate.

DATE OF RECEIPT

Unless we state otherwise, the date we receive any premium, written request, telephone request or any other communication is the actual date it is received at our home office in proper form. If we receive them after the close of trading on the New York Stock Exchange, usually 3:00 p.m. central time or on a date which is not a valuation date, we will consider the date of receipt to be the next valuation date.

PAYMENT BY CHECK

If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you for withdrawal. This period of time will not exceed fifteen (15) days.

POSTPONEMENT OF PAYMENTS AND TRANSACTIONS

We will normally make payments of any surrender value within seven (7) days after we receive your request at our home office. However, we may delay this payment or any other type of payment from the variable account for any period when the New York Stock Exchange is closed for trading other than customary weekend and holiday closings or trading is restricted; an emergency exists, as a result of which it is not reasonably practicable to dispose of securities or to fairly determine their value; or the Securities and Exchange Commission or other legally authorized authority order permits or orders the delay.

We may also postpone transfers and allocations of accumulated value among the subaccounts and the fixed account under these circumstances. We may delay payment of any surrender value from the fixed account for up to six (6) months after we receive a request at our home office.

QUESTIONS ABOUT YOUR CERTIFICATE

You may make inquiries regarding the Certificate by writing or calling our home office. The address for the home office is Woodmen of the World, 1700 Farnam Street, Omaha, NE 68102. The toll-free telephone number is 1-877-664-3332.

FEDERAL TAX MATTERS

INTRODUCTION

This section provides a summary of certain federal income tax considerations resulting from the purchase, ownership and disposition of a Certificate. The discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), U.S. Treasury Department regulations (the "Regulations"), judicial decisions and Internal Revenue Service ("IRS") rulings and other administrative materials interpreting the Code, existing on the date of this prospectus. These authorities, however, are subject to change (retroactively in some instances) by Congress, the Treasury Department and the courts. The discussion below is general in nature and is not intended as an exhaustive treatise on the income taxation of Certificates. In addition, taxes other than federal income taxes, such as foreign, state and local taxes, and federal estate and gift taxes, may apply in connection with the purchase, ownership and disposition of Certificates. This discussion is not exhaustive, does not address any federal estate, gift or other tax consequences, or any foreign, state or local tax consequences associated with the Certificate and is not intended as tax advice.

PROSPECTIVE PURCHASERS OF CERTIFICATES ARE URGED TO CONSULT WITH, AND MUST RELY UPON, THEIR OWN TAX ADVISERS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS AND POTENTIAL CHANGES IN APPLICABLE LAW, INCLUDING THE APPLICATION OF STATE AND LOCAL, FOREIGN AND OTHER TAX CONSIDERATIONS, IN EVALUATING THE TAX CONSEQUENCES OF PURCHASING AND OWNING A CERTIFICATE.

INCOME TAXATION OF WOODMEN OF THE WORLD AND/OR OMAHA WOODMEN LIFE INSURANCE SOCIETY

FEDERAL TAX STATUS

As a fraternal benefit society, we are currently exempt from federal income taxes under section 501(c)(8) of the Code, and from most types of state and local taxes pursuant to the operation of local law. As a result, no reserve for income taxes is currently charged against or maintained by us with respect to the sale of Certificates or establishment or maintenance of the variable accounts supporting the Certificates. We may make charges for such taxes if there is a material change in federal, state or local tax laws applicable to the variable accounts or to us, or to both.

TAXATION OF VARIABLE ACCOUNTS

As previously described herein, holders of Certificates will be offered a choice of broadly defined investment options that will allow them to allocate the assets underlying their Certificates to a fixed account, an account that provides a specified rate of interest, and/or to subaccounts of the variable account, each of which will pursue a specified, broadly defined investment strategy. The Code generally provides that the income, gains and losses from variable account investments are not income to us so long as the Certificates and the variable accounts meet certain requirements. Because the Certificates and the variable accounts are expected to meet such requirements, we anticipate no tax liability resulting from the Certificates and, consequently, no reserve for income taxes is currently charged against or maintained by us with respect to the Certificates or the variable accounts. We may make charges for such taxes if there is a change in federal, state or local tax laws attributable to the Certificates and/or the variable accounts.

STATUS OF CERTIFICATES AS ANNUITIES

A Certificate will be treated as an annuity for federal income tax purposes provided certain requirements are satisfied including:

* the Certificate must be owned by an individual (or an individual is treated as the owner for tax purposes);

* variable account investments must be "adequately diversified;"

* we, rather than you, must be considered the owner of variable account assets for federal tax purposes;

* payments must appropriately amortize premium payments and Certificate earnings;

* if any owner of the Certificate dies on or after the annuity starting date and before the entire interest in such Certificate has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distributions being used as of the date of his death; and

* if any owner of a Certificate dies before the annuity starting date, the entire interest in such Certificate must be distributed within five years after the death of such holder, subject to certain exceptions.

CERTIFICATES HELD BY NON-NATURAL PERSONS

As a general rule, Certificates held by "non-natural persons," such as corporations, trusts or similar entities, are not treated as annuity contracts for federal income tax purposes. The investment income on these Certificates is taxed each year as ordinary income received or accrued by the non-natural owner. There are exceptions to this general rule. For example, Certificates will generally be treated as held by a natural person if the nominal owner is a trust or other entity holding the Certificate as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal owner of a Certificate under a nonqualified deferred compensation plan for its employees. Because we are a fraternal benefit society, we reserve the right to limit certificate ownership by a non-natural person. Additional exceptions to this rule include:

* certain Certificates acquired by a decedent's estate;

* certain Certificates issued in connection with a qualified retirement plan (see "Qualified Plans");

* certain Certificates used with structured settlement agreements; and

* certain Certificates purchased with a single premium when the annuity starting date is no later than a year from contract purchase and substantially equal periodic payments are made at least annually.

DIVERSIFICATION REQUIREMENTS

For the Certificate to be treated as an annuity for federal income tax purposes, variable account investments supporting the Certificates must be "adequately diversified." The Treasury Secretary has issued regulations prescribing standards for adequately diversifying variable account investments. If the variable accounts supporting a Certificate fail to comply with these diversification standards, the Certificate would not be treated as an annuity for federal income tax purposes and the interest or earnings credited to the Certificate in any year will generally be includible in the owner's income that year for federal tax purposes.

Although the investments of the subaccounts of the variable account are controlled by the mutual fund or investment option corresponding to each subaccount of the variable account, we expect that each variable account will comply with the diversification requirements prescribed by the Code and Regulations.

OWNERSHIP TREATMENT

In certain circumstances, the Certificate owner may be considered the owner of the assets of the variable account supporting the Certificate. In those circumstances, income and gains from variable account investments are currently includible in the gross income of the Certificate holder. The IRS, in published rulings, has ruled that a variable contract owner will be considered the owner of variable account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. However, the ownership rights under the Certificate are substantially similar to the ownership rights described in certain IRS rulings where it was determined that contract owners were not owners of the assets of a variable account (and thus not currently taxable on the income and gains). Accordingly, we expect that holders of Certificates will not be considered the owner of the assets of the variable account. To the extent that the law changes on the issue of ownership of variable account assets, we reserve the right to change the Certificate as necessary to attempt to prevent you from being considered the owner of the variable account assets. However, there is no assurance that our efforts would be successful.

DELAYED ANNUITY STARTING DATE

If the annuity starting date occurs (or is scheduled to occur) when the annuitant has reached an advanced age, it is possible that the Certificate might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Certificate could be currently includable in income.

INCOME TAXATION OF ANNUITIES

The discussion under this "Income Taxation of Annuities" section assumes that the Certificate will be treated as an annuity for federal income tax purposes. It further assumes that the Certificate is not a Qualified Certificate held in connection with a retirement plan that receives favorable treatment under the Code (referred to herein as "Qualified Plans") unless otherwise specifically noted. For a discussion of certain federal income tax matters pertaining to the purchase and ownership of Qualified Certificates, see "Qualified Plans."

TAX DEFERRAL DURING ACCUMULATION PERIOD

Under the Code, except as described below, increases in Nonqualified Certificate value are generally not taxable to the owner or annuitant until received as annuity payments or otherwise distributed.

TAXATION OF WITHDRAWALS, ASSIGNMENTS, PLEDGES AND PARTIAL SURRENDERS

Cash withdrawals, the value of any part of an annuity contract (i.e., annuity Certificate) pledged or assigned, and amounts received on partial surrender under annuity contracts entered into after August 13, 1982, are taxable as income to the extent that the cash value of the contract immediately before the payment exceeds the investment in the contract. This amount is referred to as the "income on the contract." To the extent the amount received is greater than the excess of cash value over investment in the contract, the amount will be treated as a tax-free return of investment. Investment in the contract equals the total of premium payments (to the extent such payments were neither deductible when made or excludible from income as, for example, in the case of certain contributions to Qualified Certificates) minus any amounts previously received from the Certificate that were not includible in your income. All amounts includable in income with respect to the contract are taxed as ordinary income; no amounts are taxed at special lower rates applicable to long-term capital gains and corporate dividends. Systematic withdrawals made from your Certificate will be treated as partial surrenders, as described above. Taxable amounts described in this section may also be subject to a 10% penalty tax (see "Penalty Tax on Premature Distributions") and be subject to federal income tax withholding requirements (see "Federal Income Tax Withholding").

Other than in the case of Qualified Certificates (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the value of the Certificate is treated for federal income tax purposes as a surrender of such amount or portion. (In the case of an assignment or pledge, the investment in the contract is increased by the amount included in taxable income by reason of the assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release).

If the board of directors requires the Certificate owner to make additional payments in connection with the general account reserves becoming impaired, and such payments are not made, the debt levied against the Certificate will be treated in the same manner as a pledge for federal income tax purposes.

GRATUITOUS TRANSFERS

If an owner transfers a Certificate without adequate consideration to a person other than the owner's spouse (or to a former spouse incident to divorce), the owner will be taxed on the difference between his or her Accumulated Value and the investment in the contract at the time of transfer. In such case, the transferee's investment in the contract will increase by the amount included in taxable income by the transferor.

COMPLETE SURRENDER, REDEMPTION OR MATURITY

Amounts received on complete surrender, redemption or maturity are taxed under the cost recovery rule. Under this rule, a taxpayer receives all amounts tax-free until he has recovered his investment in the contract. Thereafter, amounts are fully taxable. The gain is ordinary income, not capital gain.

PENALTY TAX ON PREMATURE DISTRIBUTIONS

Generally, a 10% penalty tax applies to the amount of any taxable payment from a Nonqualified Certificate. Exceptions to this general rule include:

* payments received on or after the owner reaches age 59-1/2;

* payments received on the account of the owner becoming disabled (as defined in the tax law);

* payments made to a beneficiary after the owner's death or, for non-natural owners, after the primary annuitant's death;

* payments made as a series of substantially equal periodic payments (at least annually) for the owner's life (or life expectancy) or for the joint lives (or joint life expectancies) of the owner and a designated beneficiary (within the meaning of the tax law); or

* payments made under a Certificate purchased with a single premium when the annuity starting date is no later than a year from the date of Certificate purchase and substantially equal periodic payments are made at least annually.

A similar penalty tax, discussed under "Qualified Plans" on page 45, applies to Qualified Certificates.

AGGREGATION OF CONTRACTS

The taxable amount of an annuity payment withdrawal, or surrender from a Certificate may be determined by combining some or all of the annuity contracts you own. For example, if you purchase a Certificate and also purchase another annuity at approximately the same time, the IRS may treat the two as one annuity contract. Similarly, if a person transfers part of his interest in one annuity contract to purchase another annuity, the IRS might treat the two contracts as one contract. Similarly, if a person transfers part of his or her interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if a person purchases two or more annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals and surrenders prior to the annuity starting date) is includible in income. The effects of aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount that might be subject to the 10% penalty tax.

TAXATION OF ANNUITY PAYMENTS

Normally, the portion of each annuity payment taxable as ordinary income equals the excess of the payment over the exclusion amount. The exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the investment in the contract you allocate to the fixed annuity payment option, adjusted for any period certain or refund feature, to the total expected amount of annuity payments for the term of the Certificate (determined under Treasury Department Regulations). Once the total amount of the investment in the contract is excluded using this formula, annuity payments will be fully taxable. If annuity payments stop because the annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the annuitant in the last taxable year. Annuity payments may be subject to federal income tax withholding requirements (see "Federal Income Tax Withholding").

There may be special income tax issues present in situations where the owner and annuitant are not the same person and are not married to one another. You should consult with and must rely upon your own tax adviser in those situations.

TAXATION OF CERTIFICATE BENEFITS AT DEATH

Amounts may be distributed upon your or the annuitant's death, either before or after the annuity starting date.

Before the annuity starting date, death proceeds are includible in income and:

* if distributed in a lump sum they are taxed in the same manner as a full surrender, or

* if distributed under an annuity payment option they are taxed like annuity payments.

After the annuity starting date, if a guaranteed period exists under an annuity payment option and the annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows:

* if received in a lump sum they are includible in income if they exceed the unrecovered investment in the Certificate at that time; or

* if distributed in accordance with the annuity payment option selected by the decedent they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity payments thereafter are fully includable in income.

Proceeds payable on death may be subject to federal income tax withholding requirements (see "Federal Income Tax Withholding").

LOSS OF INTEREST DEDUCTION WHERE CERTIFICATES ARE HELD BY OR FOR THE BENEFIT OF CERTAIN NON-NATURAL PERSONS

In the case of a Certificate held by a non-natural owner (e.g., a corporation), all or some portion of otherwise deductible interest may not be deductible by the owner. However, this interest deduction disallowance does not affect Certificates where the owner is taxable each year on the investment income under the Certificate. Entities considering purchasing a Certificate, or entities that will be beneficiaries under a Certificate, should consult and must rely on their own tax adviser.

POLICY EXCHANGES

You can exchange certain life insurance, endowment and nonqualified annuity contracts tax free under Section 1035 of the Code if certain requirements are satisfied. If you already own an annuity or life insurance contract issued by another insurer, you are generally able to exchange that contract for a Certificate issued by us without incurring a tax as a result of the exchange. Often these exchanges may result in surrender charges and losses or reductions in benefits such as the guaranteed minimum death benefit. If, after careful evaluation, you determine an exchange may be in your best interest, please make sure you comply with the income tax rules and regulations that apply. For example, to receive tax-free treatment, a contract generally must be exchanged for the Certificate. If you simply surrender a contract and apply the proceeds of that contract towards the purchase of a Certificate, you may not qualify to receive tax-free treatment under Section 1035 of the Code and you will be taxed in the manner provided under "COMPLETE SURRENDER, REDEMPTION OR MATURITY." If no cash or other non-like kind property is received in connection with any exchange, any gain will not be recognized. The investment in the new Certificate at the time of the exchange will be the same as the investment in the existing contract. Your Accumulated Value immediately after the exchange may exceed your investment in the contract. This excess may be includable in income should amounts subsequently be withdrawn or distributed from the Certificate (e.g., as a withdrawal, surrender, annuity payment, or death benefit). If you exchange part of an existing annuity contract for the Certificate, the IRS might treat the two contracts as one annuity contract in certain circumstances.

If you are considering such an exchange, you should consult with and must rely upon your own professional tax adviser to ensure that the requirements of
Section 1035 are met.

QUALIFIED PLANS

The Certificates are also designed for use in connection with retirement plans that receive favorable treatment under the Internal Revenue Code ("Qualified Plans"). As previously noted, such Certificates are referred to herein as "Qualified Certificates." Numerous special tax rules apply to the participants in Qualified Plans and to Qualified Certificates. We make no attempt in this prospectus to provide more than general information about use of a Certificate with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Certificates often differ from federal income tax rules, and this prospectus does not describe any of these differences.

Qualified Certificates are amended to conform to plan requirements. However, you are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Qualified Certificate. In addition, we may not be bound by terms and conditions of Qualified Plans if they are inconsistent with the Certificate as it may be amended. Those who intend to use the Certificate in connection with Qualified Plans should consult with and must rely upon their own tax advisers.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan and they take precedence over the general annuity tax rules described above. For example, in the case of both withdrawals and annuity payments under certain Qualified Certificates, there may be no "investment in the contract" and the total amount received may be taxable. The includible amount may be taxed at ordinary income tax rates. Also, while currently not permitted by your Certificate, loans from Qualified Certificates, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid.; (you should always consult with and rely upon your tax adviser and retirement plan fiduciary prior to exercising loan privileges). Both the amount of the contribution that may be made to acquire a Qualified Certificate, and the tax deduction or exclusion that may be claimed for such contribution, are limited under Qualified Plans.

If a Certificate is used with a Qualified Plan, you and the annuitant must be the same individual and the annuitant generally may not be changed. For Qualified Certificates issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act ("ERISA"), the spouse or former spouse of the owner will have rights in the Qualified Certificate. In such a case, the owner may need the consent of the spouse or former spouse to change annuity payment options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the Qualified Certificate.

Qualified Certificates are subject to special rules specifying the time at which distributions must begin and the amount that must be distributed each year. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code. An excise tax is imposed for the failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which the minimum required distribution exceeds the actual distribution. In the case of individual retirement annuities, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the owner attains age 70-1/2. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. The death benefit under your Qualified Certificate, as well as any other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code section 401(a)(9), may affect the amount of the minimum required distribution that must be taken from your Qualified Certificate.

A 10% penalty tax may apply to the taxable amount of payments from Qualified Certificates. Various exceptions to this penalty may be available. For example, for individual retirement annuities, the penalty tax does not apply to a payment from your IRA Certificate:

* received after you reach age 59-1/2;

* received after your death or because of your disability (as defined in the tax law); or

* made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated beneficiary (as defined in the tax law).

In addition, the penalty tax does not apply to certain distributions used for qualified first-time home purchases, for higher education expenses, for certain medical expenses or for payment of health insurance premiums made by unemployed individuals. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult with and must rely upon your own tax adviser. Other exceptions may apply.

QUALIFIED PLAN TYPES

We may issue Qualified Certificates for the following types of Qualified Plans. Employers and individuals intending to use the Certificate in connection with these plans should consult with and must rely upon their own tax adviser.

INDIVIDUAL RETIREMENT ANNUITIES

The Code permits eligible individuals to contribute to an individual retirement annuity known as an "IRA." IRAs limit the amount contributed, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of Qualified Plans may be "rolled over" on a tax-deferred basis into an IRA. A Certificate may not fund a "Coverdell Education Savings Account" (formerly known as an "Education IRA").

SIMPLIFIED EMPLOYEE PENSIONS (SEP IRAS)

The Code allows employers to establish simplified employee pension plans, using the employees' IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs.

SIMPLE IRAs

The Code permits certain small employers to establish a Savings Incentive Match Plan for Employees of Small Employers or "SIMPLE" IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence.

ROTH IRAs

Section 408A of the Code permits eligible individuals to contribute to an IRA known as a "Roth IRA." Roth IRAs are generally subject to the same rules as other IRAs, but differ from other IRAs in certain respects, including:

* Roth IRA contributions are never deductible;

* "qualified distributions" from a Roth IRA are excludible from income;

* mandatory distribution rules do not apply before death;

* a rollover to a Roth IRA must be a "qualified rollover contribution;"

* under the Code, special eligibility requirements apply; and

* contributions to a Roth IRA can be made after the owner has reached age
70-1/2.

All or part of a traditional IRA may be converted into a Roth IRA without taking an actual distribution. You may convert by notifying the IRA issuer or trustee. You must be eligible for a qualified rollover contribution to convert a traditional IRA to a Roth IRA. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax does not apply. Persons with adjusted gross incomes in excess of $100,000 or who are married and file a separate return are not eligible to make a qualified rollover contribution or a conversion in a taxable year from a non-Roth IRA to a Roth IRA.

Any "qualified distribution," as defined in Section 408A of the Code, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution made after the Certificate has been held in a Roth IRA for five (5) years if the distribution is made:

(1) on or after you reach age 59-1/2, or

(2) to a beneficiary after your death, or

(3) because of your disability or

(4) to a first-time homebuyer who meets certain requirements.

SECTION 403(B) ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of religious, charitable, educational and scientific organizations to have their employers purchase annuity Certificates for them and, subject to certain limitations, to exclude the amount of purchase payments from taxable gross income. These annuity Certificates are commonly referred to as "tax-sheltered annuities."

Tax-sheltered annuity Certificates must contain restrictions on distributions attributable to:

* contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

* earnings on those contributions; and

* earnings after December 31, 1988, on amounts attributable to salary reduction contributions held as of December 31, 1988.

These amounts can be paid only if you have reached age 59-1/2, severed from employment, died or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of applicable tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship.

Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the value of the Certificate to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.)

You should note that new income tax regulations impose a written plan requirement and an information sharing requirement on section 403(b) contracts, including section 403(b)(7) custodial accounts. In particular, a rollover to a section 403(b) contract from an eligible retirement plan, a transfer to a section 403(b) plan from another section 403(b) plan, and the exchange of a section 403(b) contract for another section 403(b) contract under the same section 403(b) plan must be permitted under the section 403(b) plan pursuant to which the contract is maintained. In addition, the issuer of the section 403(b) contract and the employer maintaining the section 403(b) plan must agree to provide each other, from time to time, with information necessary for the section 403(b) contract, or any other contract to which contributions have been made by the employer to satisfy section 403(b) and other tax requirements.

These new requirements apply to a Certificate received in an exchange that occurs after September 24, 2007, although such a Certificate need not satisfy these requirements until January 1, 2009 (the general effective date of the new regulations). Hence, if a rollover, transfer, or exchange into a section 403(b) contract is made after September 24, 2007 and before January 1, 2009, and the written plan and information sharing requirements are not satisfied by the latter date, the contract will fail to qualify as a section 403(b) contract as of January 1, 2009. In that event, there may be adverse tax consequences to the contract owner, including current taxation of amounts that would otherwise be tax deferred. We will not accept a rollover, transfer, or exchange into a section 403(b) Certificate unless we determine that these requirements have been satisfied.

If you wish to make a rollover, transfer, or exchange from your section 403(b) Certificate with us to another section 403(b) contract, you should consider that the other contract may fail to qualify as a section 403(b) contract as of January 1, 2009 if the requirements applicable to section 403(b) contracts, including the written plan and information sharing requirements, are not satisfied as of that date. Before making a rollover, transfer, or exchange to another section 403(b) contract, you should consult your tax advisor about the tax consequences to you in the event that the written plan and information sharing requirements are not satisfied as of January 1, 2009.

CORPORATE & SELF-EMPLOYED PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. Self-employed individuals may also establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of a Certificate in order to provide benefits under the plans.

ROLLOVER DISTRIBUTIONS

If a Certificate is used with a retirement plan that is qualified under Sections 401(a), 403(a) or 403(b) of the Code, any "eligible rollover distribution" from the Certificate will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such a qualified retirement plan, excluding certain amounts such as:

* minimum distributions required under Section 401(a)(9) of the Code;

* distributions made as a result of hardship; and

* certain distributions for life, life expectancy, or for ten (10) years or more that are part of a "series of substantially equal periodic payments."

Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from a Certificate, as discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to an eligible retirement plan. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. government a part of the taxable portion of each distribution unless the payee notifies us before distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is currently 10%. The current federal withholding rate for eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Certificate owner (or other applicable taxpayer) remains liable for payment of federal income tax on Certificate distributions.

OTHER INFORMATION

RIGHTS RESERVED BY WOODMEN OF THE WORLD AND/OR OMAHA WOODMEN LIFE INSURANCE SOCIETY

We reserve the right to make certain changes when such changes would serve your interests or if it would carry out the purposes of your Certificate. We can only make these changes when permitted by law and we will also obtain all required approvals. Some examples of such changes are:

* to operate the variable account in any form allowed under the 1940 Act or in any other form allowed by law;

* add, delete, combine or modify subaccounts in the variable account;

* restrict or otherwise eliminate any voting rights of Certificate owners or other persons who have voting rights as to the variable account;

* add, delete or substitute, for the fund shares held in any subaccount, the shares of another fund or any other investment allowed by law; and

* make any amendments to the Certificates necessary to comply with the provisions of the Code or any other applicable federal or state law.

DISTRIBUTION ARRANGEMENTS

Woodmen Financial Services, Inc., a Nebraska corporation, is the principal underwriter of your Certificates. It is our wholly owned, indirect subsidiary and its offices are located at 1700 Farnam Street, Omaha, NE 68102. Woodmen Financial Services, Inc. is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA") and a broker-dealer registered with the SEC under the Securities Exchange Act of 1934.

Woodmen Financial Services, Inc.'s registered representatives must also be licensed by state insurance departments to sell the Certificates. We may permit selling agreements with other broker-dealer firms to sell the Certificates. In addition, we may retain other firms to serve as principal underwriter of the Certificates. Certificates may not be available in all states.

Woodmen Financial Services, Inc. uses us as its paying agent to pay its representatives commissions and other distribution compensation on the sale of Certificates. This will not result in any charge to you in addition to the charges already described in this prospectus. We will pay representatives a commission of not more than 5% of the premiums paid on the Certificates. In addition to direct compensation, representatives may be eligible to receive other benefits based on the amount of earned commissions. These benefits may include such things as health care and pension/retirement programs as well as sales-related programs such as office allowances. Compensation may be paid in the form of non-cash compensation, subject to applicable regulatory requirements.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Certificate. Commissions paid on the Certificate, including other incentives or payments, are not charged directly to the owners or the variable account.

EFFECT OF STATE LAWS

Certain provisions of the Certificate may vary from state to state in order to conform with applicable state law. This prospectus describes generally applicable provisions. You should refer to your Certificate for any variations required by state law.

CONFIDENTIALITY

Notwithstanding anything in this Prospectus to the contrary, any offeree (an "Offeree") of Certificates (including, without limitation, each employee, representative or other agent of an Offeree), may disclose to any person the proposed and actual "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation ss.1.6011-4) of the offering of Certificates to such Offeree and all materials of any kind (including opinions or other tax analyses) that are or have been provided to such Offeree relating to such tax treatment or tax structure; provided that, with respect to any document or similar item that in either case contains information concerning such tax treatment or tax structure of the offering of Certificates to such Offeree as well as other information, such permitted disclosure shall apply solely to such facts and relevant portions of the document or similar item that relate to such tax treatment or tax structure.

Notwithstanding the foregoing to the contrary, an Offeree shall not disclose any of the information described the foregoing paragraph if (i) such disclosure is prohibited by applicable securities laws, or (ii) such disclosure would cause us to be required to register the sale of Certificate to such Offeree under the Securities Act or any such state securities laws.

LEGAL PROCEEDINGS

Like other insurers, we are involved in various lawsuits and contingencies that have arisen from the normal conduct of business including claims which appear to be similar to claims asserted in class actions brought against many other life insurers and fraternals. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on us or the account. There are no lawsuits threatened or pending against the account.

FINANCIAL STATEMENTS

The audited statutory-basis statements of admitted assets, liabilities and surplus of Woodmen of the World Life Insurance Society/Omaha Woodmen Life Insurance Society as of December 31, 2006 and 2007, and the related statutory-basis statements of operations, surplus and cash flow for each of the three (3) years in the period ended December 31, 2007, as well as the related Reports of Independent Registered Public Accounting Firm are contained in the Statement of Additional Information.

The statutory-basis financial statements of the Woodmen should be considered only as bearing on the Woodmen's ability to meet its obligations under the Certificates. They should not be considered as bearing on the investment performance of the assets held in the Account. Financial information for the year ended December 31, 2007 and for the period from the account's inception (July 1, 2003) through December 31, 2003 is contained in the Statement of Additional Information. This Statement of Additional Information, dated May 1, 2008, contains further information about the Woodmen Variable Annuity Account and has been filed with the Securities and Exchange Commission.

The Woodmen Variable Annuity's Fund's Statement of Additional Information, and certain other information can be reviewed and copied at the SEC's Public Reference Room. Information about the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of Fund documents may be obtained, after paying a duplication fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or by electronic request to publicinfo@sec.gov.

These documents and other information about the Fund are also available without charge at the SEC's website: www.sec.gov. (File 811-21254)


STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

SAI-      General Information
SAI-      Regulation and Reserves
SAI-      Principal Underwriter
SAI-      Subaccounts
SAI-      Performance Information
SAI-      Legal and Accounting
SAI-      Financial Statements

-----------------------------------

ORDER FORM

Please send me a copy of the most recent statement of additional information
(SAI) for the Individual Flexible Premium Deferred Variable Annuity Certificate.

-------------------------------
(Date)

-----------------------------------------------------------
(Name)

-----------------------------------------------------------
(Street Address)

-----------------------------------------------------------
(City) (State) (Zip Code)

Send to Woodmen of the World and/or Omaha Woodmen Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102.

You may also make your request by calling toll-free at 1-877-664-3332.

Appendix

Condensed Financial Information

The Account commenced operations on July 1, 2003; however, initial premiums were received by the Subaccounts at various later times. The information presented below reflects the accumulation unit information for the Subaccounts period ended December 31, 2003 and for the years ended December 31, 2004, December 31, 2005, December 31, 2006 and December 31, 2007 and for the period from May 1, 2004 through December 31, 2004 and for the years ended December 31, 2005, December 31, 2006 and December 31, 2007 for the two PIMCO Subaccounts. You should read this information along with the separate account's and Woodmen of the World's financial statements and notes that are included in the SAI.

The unit value of any Subaccount of the separate account will not generally be the same as the net asset value per share of the corresponding underlying Fund in which that Subaccount invests. A reason for this deviation is that each unit value consists of the underlying Fund's net asset value minus charges to the separate account. In addition, dividends declared by the underlying Fund are reinvested by the Subaccount in additional shares of that Fund. These distributions have the effect of reducing the value of each share of the Fund and increasing the number of Fund shares outstanding. However, the total cash value in a Subaccount or the separate account does not change as a result of such distributions.

-----------------------------------------------------------------------------------------------
                       Number of        Number of    Number of      Number of     Number of
                       Units December   Units        Units          Units         Units
                       31, 2003         December     December 31,   December      December
                                        31, 2004     2005           31, 2006      31, 2007
-----------------------------------------------------------------------------------------------
Fidelity/R VIP         21,167           127,462      261,402        525,965       794,338
Contrafund/R
Portfolio Service
Class

-----------------------------------------------------------------------------------------------
Fidelity/R VIP         33,048           132,431      203,309        302,408       467,215
Equity-Income
Portfolio Service
Class
-----------------------------------------------------------------------------------------------
Fidelity/R VIP         10,448           49,268       67,168         98,728        166,778
Growth Portfolio,
Service Class
-----------------------------------------------------------------------------------------------
Fidelity/R VIP         19,075           85,260       101,520        187,674       306,024
Growth & Income
Portfolio Service
Class
-----------------------------------------------------------------------------------------------
Fidelity/R VIP Money   242,867          364,854      1,474,718      2,341,730     3,009,762
Market Portfolio
Service Class
-----------------------------------------------------------------------------------------------
Fidelity/R VIP         4,042            24,958       61,637         172,623       292,632
Overseas Portfolio,
Service Class
-----------------------------------------------------------------------------------------------
Summit S&P 500 Index   15,311           51,626       84,179         138,275       232,477
Portfolio
-----------------------------------------------------------------------------------------------
Summit S&P MidCap      4,838            55,193       100,712        211,171       340,969
400 Index Portfolio
-----------------------------------------------------------------------------------------------
Summit Russell 2000    7,007            58,113       109,148        187,961       278,531
Small Cap Index
Portfolio
-----------------------------------------------------------------------------------------------
Summit Nasdaq-100      4,397            19,906       30,006         32,820        59,388
Index Portfolio
-----------------------------------------------------------------------------------------------
Summit EAFE            1,071            6,985        26,223         69,467        215,475
International Index
Portfolio
-----------------------------------------------------------------------------------------------
Summit Lehman          25,090           70,092       60,842         78,547        99,565
Aggregate Bond Index
Portfolio
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
PIMCO Real Return      NA               33,650       90,613         134,969       194,596
Portfolio
-----------------------------------------------------------------------------------------------
PIMCO Low Duration     NA               20,617       23,563         38,990        62,501
Portfolio
-----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                      Unit Value    Unit Value     Unit Value     Unit Value     Unit Value     Unit Value
                      July 1,       December 31,   December 31,   December 31,   December 31,   December
                      2003          2003           2004           2005           2006           31, 2007
                      inception)
-------------------------------------------------------------------------------------------------------------
Fidelity/R VIP        $10.00        $11.64         $13.26        $15.31         $16.87          $19.57
Contrafund/R
Portfolio Service
Class

-------------------------------------------------------------------------------------------------------------
Fidelity/R VIP        10.00         11.69          12.86          13.43          15.93          15.96
Equity-Income
Portfolio Service
Class
-------------------------------------------------------------------------------------------------------------
Fidelity/R VIP        10.00         11.63          11.86          12.13          13.05          16.35
Growth Portfolio,
Service Class
-------------------------------------------------------------------------------------------------------------
Fidelity/R VIP        10.00         10.93          11.42          12.38          13.53          14.97
Growth & Income
Portfolio Service
Class
-------------------------------------------------------------------------------------------------------------
Fidelity/R VIP        1.00          1.00           1.00            1.01           1.05          1.09
Money Market
Portfolio Service
Class
-------------------------------------------------------------------------------------------------------------
Fidelity/R VIP        10.00         12.90          14.46          16.99          19.79          22.91
Overseas Portfolio,
Service Class
-------------------------------------------------------------------------------------------------------------
Summit S&P 500        10.00         11.41          12.44          12.84          14.63          15.19
Index Portfolio
-------------------------------------------------------------------------------------------------------------
Summit S&P MidCap     10.00         11.95          13.66          15.10          16.36          17.35
400 Index Portfolio
-------------------------------------------------------------------------------------------------------------
Summit Russell 2000   10.00         12.34          14.34          14.73          17.11          16.52
Small Cap Index
Portfolio
-------------------------------------------------------------------------------------------------------------
Summit Nasdaq-100     10.00         12.10          13.15          13.16          13.86          16.22
Index Portfolio
-------------------------------------------------------------------------------------------------------------
Summit EAFE           10.00         12.29          14.32          15.93          19.75          21.47
International Index
Portfolio
-------------------------------------------------------------------------------------------------------------
Summit Lehman         10.00         9.86           10.09          10.12          10.36          10.99
Aggregate Bond
Index Portfolio
-------------------------------------------------------------------------------------------------------------
                                    Unit Value
                                    May 1, 2004
                                    (Inception)
-------------------------------------------------------------------------------------------------------------
PIMCO Real Return                   10.00          10.78                  10.87          10.82  11.82
Portfolio
-------------------------------------------------------------------------------------------------------------
PIMCO Low Duration                  10.00          10.08                  10.06          10.33  10.96
Portfolio
-------------------------------------------------------------------------------------------------------------

 (LOGO) Woodmen Financial Services

1700 Farnam Street Omaha, NE 68102 1.877.664.3332

Member FINRA, SIPC

Woodmen Financial Services, Inc. is the distributor of the Woodmen Variable Annuity and is a wholly owned, indirect subsidiary of: Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society 1700 Farnam Street, Omaha, NE 68102.

STATEMENT OF ADDITIONAL INFORMATION


Dated May 1, 2008

Offered By: Woodmen of the World and/or Omaha Woodmen Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102


This Statement of Additional Information (SAI) is not a prospectus, but should be read in conjunction with the prospectus dated May 1, 2008, for Woodmen Variable Annuity Account (the separate account) describing an Individual Flexible Premium Deferred Variable Annuity Certificate (certificate) that Woodmen of the World and/or Omaha Woodmen Life Insurance Society is offering to persons eligible for membership in the Society. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus. A copy of the prospectus may be obtained at no charge by writing Woodmen of the World and/or Omaha Woodmen Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102 or by calling (877) 664-3332.

TABLE OF CONTENTS


                                           Page


General Information                     SAI - 2


Regulation and Reserves                 SAI - 2


Principal Underwriter                   SAI - 3


Subaccount                              SAI - 3


Performance Information                 SAI - 5


Legal and Accounting                    SAI - 9


Financial Statements                    SAI - 9

GENERAL INFORMATION


Woodmen of the World and/or Omaha Woodmen Life Insurance Society (Woodmen) is a fraternal benefit society organized under Internal Revenue Code section 501(c)(8) and established under the laws of the State of Nebraska. Woodmen is a non-profit, non-stock, membership organization licensed to do business in all states. Membership in Woodmen is open to all that share its values and members are joined together for insurance, education, and patriotic and volunteer opportunities.

REGULATION AND RESERVES


Woodmen is subject to regulation by the Office of the Commissioner of Insurance of the State of Nebraska and by insurance departments of other states and jurisdictions in which it is licensed to do business. This regulation covers a variety of areas, including benefit reserve requirements, adequacy of insurance company capital and surplus, various operational standards and accounting and financial reporting procedures. Woodmen's operations and accounts are subject to periodic examination by insurance regulatory authorities. The forms of certificates described in the prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which certificates are sold.

Although the federal government generally has not directly regulated the business of insurance, federal initiatives often have an impact on the insurance business in a variety of ways. Federal measures that may adversely affect the insurance business include employee benefit regulation, tax law changes affecting the taxation of insurance companies or of insurance products, changes in the laws that affect the relative desirability of various personal investment vehicles and removal of impediments on the entry of banking institutions into the insurance business. Also, both the executive and legislative branches of the federal government periodically have under consideration various insurance regulatory matters, which could ultimately result in direct federal regulation of some aspects of the insurance business. It is not possible to predict whether this increased regulation will occur or, if so, what the effect on Woodmen would be.

Pursuant to state insurance laws and regulations, Woodmen is obligated to carry on its books, as liabilities, reserves to meet its obligations under outstanding insurance contracts. These reserves are based on assumptions about, among other things, future claims experience and investment returns. Neither the reserve requirements nor the other aspects of state insurance regulation provide absolute protection to holders of insurance contracts, including holders of these certificates, if Woodmen were to incur claims or expenses at rates significantly higher than expected or experience significant unexpected losses on its investments.


                                     SAI-2

If mandated under applicable law, we may be required to reject a premium. We may also be required to block a certificate owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

PRINCIPAL UNDERWRITER


Woodmen Financial Services, Inc. (WFS), a wholly-owned, indirect subsidiary of Woodmen, serves as the exclusive principal underwriter of the continuously offered certificates pursuant to a Principal Underwriting and Servicing Agreement to which WFS and Woodmen, on behalf of itself and the separate account, are parties. The certificates will be sold through Woodmen representatives who are licensed by state insurance officials to sell the certificates and who are duly licensed registered representatives of WFS. Representatives of other broker-dealer firms with which WFS has executed a selling agreement may also sell the certificates, although currently no such selling agreements are contemplated. In addition, Woodmen may engage other firms to serve as principal underwriters of the certificates but has not yet done so. For the period from July 1, 2003 (inception) through December 31, 2003, WFS received $95,484 and paid out $88,449 to its registered representatives. For the year 2004, WFS received $365,329 and paid out $322,453 to its registered representatives. For the year 2005, WFS received $444,021.58 and paid out $400,682.87 to its registered representatives. For the year 2006, WFS received $831,990.32 and paid out $759,633.39 to its registered representatives. For the year 2007, WFS received $1,231,074 and paid out $1,137,967 to its registered representatives.

SUBACCOUNTS


The following are the funds that will underlie a corresponding subaccount


                                     SAI-3

------------------------------------------------------------------------------------------------------
Fund                                                         Woodmen Variable Annuity Subaccount
------------------------------------------------------------------------------------------------------
Summit Pinnacle Series
------------------------------------------------------------------------------------------------------
Nasdaq-100 Index Portfolio                                   Nasdaq-100 Index
------------------------------------------------------------------------------------------------------
Russell 2000 Small Cap Index Portfolio                       Russell 2000 Small Cap Index
------------------------------------------------------------------------------------------------------
MSEAFE Portfolio                                             MSEAFE
------------------------------------------------------------------------------------------------------
S&P MidCap 400 Index Portfolio                               S&P MidCap 400 Index
------------------------------------------------------------------------------------------------------
S&P 500 Index Portfolio                                      S&P 500 Index
------------------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index Portfolio                        Lehman Aggregate Bond Index
------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Funds
------------------------------------------------------------------------------------------------------
VIP Equity Income Portfolio Service Class 1                  VIP Equity Income
------------------------------------------------------------------------------------------------------
VIP Contrafund-Portfolio Registered Trademark Service        VIP Contrafund- Registered Trademark
Class 1
------------------------------------------------------------------------------------------------------
VIP Growth Portfolio Service Class 1                         VIP Growth
------------------------------------------------------------------------------------------------------
VIP Growth & Income Portfolio Service Class 1                VIP Growth & Income
------------------------------------------------------------------------------------------------------
VIP Overseas Portfolio Service Class 1                       VIP Overseas
------------------------------------------------------------------------------------------------------
VIP Money Market Service Class 1                             VIP Money Market
------------------------------------------------------------------------------------------------------
PIMCO Variable Insurance Trust Funds
------------------------------------------------------------------------------------------------------
PIMCO Real Return Fund Administrative Class                  Real Return
------------------------------------------------------------------------------------------------------
PIMCO Low Duration Fund Administrative Class                 Low Duration
------------------------------------------------------------------------------------------------------


                                     SAI-4

PERFORMANCE INFORMATION


The separate account may, from time to time, advertise information relating to the performance of its subaccounts. The performance information that may be presented is not a prediction or guarantee of future investment performance and does not represent the actual return on amounts invested by any particular owner. There is not yet any performance information for the subaccounts.

Money Market Subaccount - Yield and Effective Yield


Advertisements for the certificates may include yield and effective yield quotations for the Money Market Subaccount, which are computed in accordance with standard methods prescribed by the SEC. Under these methods, the Money Market Subaccount's yield is calculated based on a hypothetical pre-existing account having a balance of one Money Market Subaccount's unit at the beginning of a specified seven-day period. Yield is computed by dividing the net change, exclusive of capital changes and income other than investment income, in the accumulation unit value during the seven- day period, subtracting a hypothetical charge reflecting deductions from owner accounts, dividing the difference by the accumulation unit value at the beginning of the period to obtain the base period return and multiplying the base period return by the fraction 365/7. The Money Market Subaccount's effective yield is calculated by compounding the base period return (computed as described above) for such period by adding 1 and raising the sum to a power equal to 365/7 and subtracting 1 from the result. Yield and effective yield do not reflect the deduction of certificate, withdrawal or surrender charges. The certificates currently are not subject to charges for state premium taxes.

The 7-day yield and effective 7-day yield for the money market subaccount for the 7 days ended December 31, 2007 were 3.55 and 3.61.

Other Subaccounts


30-Day Yield: Advertisements for the certificates may include 30-day yield quotations for each subaccount other than the Money Market Subaccount, which are computed in accordance with a standard method prescribed by the SEC. These 30-day yield quotations are computed by dividing the dividends and interest per accumulation unit earned during the period (i.e. the net investment income earned by the Fund portfolio attributable to shares owned by the subaccount less expenses incurred during the period) by the maximum offering price per accumulation unit on the last day of the period, according to the following formula that assumes a semi- annual reinvestment of income:


                                     SAI-5

Yield = 2[(((a-b)/cd)+1)6-1]

      Where:


a = Net investment income earned during the period by the portfolio attributable to the subaccount.

b = Expenses accrued for the period (net of reimbursements).

c = The average daily number of accumulation units outstanding during the period.

d = The maximum offering price per accumulation unit on the last day of the period.

Standardized and Non-Standardized Average Annual Total Return. Advertisements for the certificates may also include standardized and non-standardized average annual total return quotations for each subaccount for 1-, 5- and 10-year periods (or the life of the subaccount, if less). Standardized average annual total return quotations are computed in accordance with a standard method prescribed by the SEC. The average annual total return for a subaccount for a specific period is computed by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

      Where:


            P  =  A hypothetical initial payment of $1,000


            T  =  Average annual total return


            n  =  Number of years


ERV - Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion thereof)

The following show the subaccounts' standardized total returns for the time periods indicated after deduction of the surrender charge and the $30 annual fee charged when the variable account value is less than $50,000.


                                     SAI-6

--------------------------------------------------------------------------------------------------------------------
                                           Total Return for the year           Total Return from Inception
                                           ended December 31, 2007             (July 1, 2003) Annualized
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund                                                 9.72%                                15.61%
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity Income                                             -6.26%                                10.40%
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth and Income                                          4.25%                                 8.81%
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio                                          19.02%                                11.01%
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Fund                                              9.42%                                19.79%
--------------------------------------------------------------------------------------------------------------------
Summit EAFE Int'l Portfolio                                             2.36%                                18.05%
--------------------------------------------------------------------------------------------------------------------
Summit Lehman Aggregate Bond Portfolio                                 -0.29%                                 1.43%
--------------------------------------------------------------------------------------------------------------------
Summit S & P Midcap 400 Index Portfolio                                -0.33%                                12.51%
--------------------------------------------------------------------------------------------------------------------
Summit NASDAQ 100 Index Portfolio                                      10.71%                                10.81%
--------------------------------------------------------------------------------------------------------------------
Summit Russell 2000 Small Cap Index P                                  -9.85%                                11.28%
--------------------------------------------------------------------------------------------------------------------
Summit S & P 500 Index Portfolio                                       -2.56%                                 9.18%
--------------------------------------------------------------------------------------------------------------------
                                                                               Total Return from Inception
                                                                               (May 1, 2004) Annualized
--------------------------------------------------------------------------------------------------------------------
PIMCO Low Duration                                                     -0.36%                                 1.47%
--------------------------------------------------------------------------------------------------------------------
PIMCO Real Return                                                       2.89%                                 3.66%
--------------------------------------------------------------------------------------------------------------------

Non-standardized average annual total returns are calculated in the same manner and for the same time periods as the standardized average annual total returns described immediately above, except that the value of the non-standardized total returns do not reflect the effect of the withdrawal or surrender charges that may be imposed at the end of the period (because it is assumed that the certificate will continue through the end of each period) and the annual certificate Maintenance Charge (because the average certificate size is generally expected to be less than $50,000. If reflected, these charges would reduce the performance results presented.

Cumulative Total Return Advertisements for the certificates may also include cumulative total return quotations for each subaccount, for which the SEC has not prescribed a standard method of calculation. Cumulative total return is the non-annualized cumulative rate of return on a hypothetical initial investment of $1,000 in a subaccount for a specified period (hypothetical initial investment). Performance quotations for each subaccount reflect the deduction of all recurring ees and charges applicable to each subaccount, such as the mortality and expense risk charge and certificate maintenance charge, and Fund operating expenses (net of reimbursements), except that yield quotations and non-standardized average annual total return calculations do not reflect any deduction for withdrawal or surrender charges. The certificates are not currently subject to a charge for state premium taxes. Cumulative total return is calculated by finding the cumulative rates of return of the Hypothetical Initial Investment over various periods, according to the following formula and then expressing that as a percentage: C = (ERV/P) = 1 Where: C = Cumulative total return ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period P= A hypothetical initial payment of $1,000


                                     SAI-7

Performance Comparisons

The performance of each of the subaccounts may be compared in advertisements and sales literature to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds or series of mutual funds, with investment objectives similar to each of the portfolios in which the subaccounts invest. Such comparisons may be made by use of independent services that monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis, ranking such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but excluding sales charges, redemption fees or certain expense deductions at the separate account level. Some rankings are based on total returns adjusted for withdrawal or surrender charges or may consider the effects of market risk on total return performance.

Companies providing rankings that may be used in advertisements and sales literature include Lipper Analytical Services, Inc., Morningstar, Inc. and the Variable Annuity Research and Data Service. In addition, each subaccount's performance may be compared in advertisements and sales literature to various benchmarks including but not limited to various Standard & Poor's indexes and Barra growth and value subdivisions thereof, Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, Russell Indexes and growth and value subdivisions thereof, Merrill Lynch High Yield Master Index, the Wilshire Small Cap Index and the Lehman Brothers Aggregate Bond Index.

The portfolios may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made in tax-deferred retirement plans and may illustrate in graph or chart form or otherwise, the benefit of dollar cost averaging by comparing investments made pursuant to a systematic investment plan.

The portfolios may also, from time to time, illustrate the concepts of asset allocation by use of hypothetical case studies representing various life cycles and/or risk levels of a certificate owner.


                                     SAI-8

LEGAL AND ACCOUNTING


All matters relating to Nebraska law pertaining to the certificates, including the validity of the certificates and our authority to issue the certificates, have been passed upon by Mark Theisen, Esquire.

The Society's statutory-basis financial statements and schedules for 2007 have been audited by Ernst & Young LLP, Suite 3000, 801 Grand Avenue, Des Moines, IA 50309-2764. Ernst & Young LLP also audited the financial statements for the Separate Account for the year ended December 31, 2007.

Financial Statements


                              Financial Statements

                          Year Ended December 31, 2007




Contents

Report of Independent Registered Public Accounting Firm........................1

Financial Statements

Statements of Assets and Liabilities...........................................2
Statements of Operations.......................................................6
Statements of Changes in Net Assets...........................................10
Notes to Financial Statements.................................................17


                                     SAI-9

            Report of Independent Registered Public Accounting Firm

The Board of Directors
Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society and
Participants of the Woodmen Variable Annuity Account

We have audited the accompanying statements of assets and liabilities of each of the respective subaccounts of the Woodmen Variable Annuity Account (the Account), a separate account comprised of the NASDAQ 100 Index, EAFE International Index, Lehman Aggregate Bond Index, S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Small Cap Index, Contrafund, Equity-Income, Growth, Growth & Income, Overseas, Money Market, Low Duration, and Real Return Subaccounts, as of December 31, 2007, and the related statements of operations for the year ended, and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the management of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the mutual funds' transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of the Woodmen Variable Annuity Account at December 31, 2007, and the results of their operations for the year ended, and the changes in their net assets for the periods disclosed in the financial statements, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP
Des Moines, Iowa
April 7, 2008

                        Woodmen Variable Annuity Account

                      Statements of Assets and Liabilities

                               December 31, 2007

                                                                       EAFE
                                                       NASDAQ      International
                                                     100 Index         Index
                                                     Subaccount      Subaccount
                                                    ----------------------------
Assets
Investments in shares of mutual funds, at market    $  963,330     $   4,626,540

Liabilities                                                 --                --
                                                    ----------------------------
Net assets                                          $  963,330     $   4,626,540
                                                    ============================

Net assets
Accumulation units                                  $  963,330     $   4,626,540
                                                    ----------------------------
Total net assets                                    $  963,330     $   4,626,540
                                                    ============================

Investments in shares of mutual funds, at cost      $  823,233     $   4,399,748
Shares of mutual fund owned                         33,635.840        44,163.227

Accumulation units outstanding                      59,387.951       215,474.973
Accumulation unit value                             $    16.22     $       21.47

See accompanying notes.

                        Woodmen Variable Annuity Account

                               December 31, 2007


   Lehman                                        Russell
 Aggregate                                        2000
    Bond           S&P 500       S&P MidCap     Small Cap
   Index            Index        400 Index        Index          Contrafund
 Subaccount      Subaccount      Subaccount     Subaccount       Subaccount
---------------------------------------------------------------------------
$ 1,094,119     $ 3,531,382     $ 5,916,908     $ 4,602,380     $15,548,546

         --              --              --              --              --
---------------------------------------------------------------------------
$ 1,094,119     $ 3,531,382     $ 5,916,908     $ 4,602,380     $15,548,546
===========================================================================


$ 1,094,119     $ 3,531,382     $ 5,916,908     $ 4,602,380     $15,548,546
---------------------------------------------------------------------------
$ 1,094,119     $ 3,531,382     $ 5,916,908     $ 4,602,380     $15,548,546
===========================================================================

$ 1,067,530     $ 3,270,312     $ 5,695,746     $ 4,700,830     $17,220,054
 21,764.858      36,249.041      83,702.188      68,692.246     559,300.198

 99,564.760     232,477.057     340,968.821     278,530.862     794,337.692
$     10.99     $     15.19     $     17.35     $     16.52     $     19.57

                        Woodmen Variable Annuity Account

                                December 31, 2007


                                                         Equity-
                                                         Income         Growth
                                                       Subaccount     Subaccount
                                                       -------------------------
Assets
Investments in shares of mutual funds, at market       $7,454,975     $2,727,321

Liabilities                                                    --             --
                                                       -------------------------
Net assets                                             $7,454,975     $2,727,321
                                                       =========================

Net assets
Accumulation units                                     $7,454,975     $2,727,321
                                                       -------------------------
Total net assets                                       $7,454,975     $2,727,321
                                                       =========================

Investments in shares of mutual funds, at cost         $8,080,319     $2,251,343
Shares of mutual fund owned                           312,971.250     60,620.607

Accumulation units outstanding                        467,214.685    166,778.416
Accumulation unit value                                $    15.96     $    16.35

See accompanying notes.

                        Woodmen Variable Annuity Account

                                December 31, 2007



   Growth &                                                   Low
    Income             Overseas        Money Market         Duration         Real Return
  Subaccount          Subaccount        Subaccount         Subaccount        Subaccount
------------------------------------------------------------------------------------------
$    4,580,656     $    6,704,369     $    3,272,794     $      684,694     $    2,299,409

------------------------------------------------------------------------------------------
$    4,580,656     $    6,704,369     $    3,272,794     $      684,694     $    2,299,409
==========================================================================================


$    4,580,656     $    6,704,369     $    3,272,794     $      684,694     $    2,299,409
------------------------------------------------------------------------------------------
$    4,580,656     $    6,704,369     $    3,272,794     $      684,694     $    2,299,409
==========================================================================================

$    4,160,960     $    6,032,486     $    3,272,794     $      669,948     $    2,247,927
   271,044.740        265,835.417      3,272,793.660         66,475.167        182,928.293

   306,024.274        292,632.413      3,009,761.568         62,500.528        194,595.558
$        14.97     $        22.91     $         1.09     $        10.96     $        11.82

                        Woodmen Variable Annuity Account

                            Statements of Operations

                          Year Ended December 31, 2007

                                                                               EAFE
                                                            NASDAQ          International
                                                           100 Index           Index
                                                           Subaccount        Subaccount
                                                          ------------------------------
Income:
    Dividends                                             $      6,074      $     26,420
Expenses:
    Mortality and expense risk                                  (8,168)          (38,842)
                                                          ------------------------------
Net investment (loss) income                                    (2,094)          (12,422)

Realized gain (loss) on sales of fund shares                    12,137            51,342

Capital gain distributions                                          --            39,573
Change in unrealized appreciation/depreciation
    of investments                                              84,300            98,265
                                                          ------------------------------
Net increase (decrease) in net assets from operations     $     94,343      $    176,758
                                                          ==============================

See accompanying notes.

                        Woodmen Variable Annuity Account

                          Year Ended December 31, 2007

    Lehman                                                 Russell
  Aggregate                                                 2000
     Bond              S&P 500           S&P MidCap       Small Cap
    Index               Index            400 Index          Index            Contrafund
  Subaccount         Subaccount          Subaccount       Subaccount         Subaccount
-----------------------------------------------------------------------------------------
$      42,278      $      32,992      $      35,343      $      21,901      $     123,128

      (12,280)           (36,266)           (61,055)           (52,842)          (152,124)
-----------------------------------------------------------------------------------------
       29,998             (3,274)           (25,712)           (30,941)           (28,996)

       (4,404)            53,592             60,799             61,854            185,133

           --              3,647            159,859            257,157          3,663,732

       34,152             15,128            (26,833)          (494,542)        (2,039,417)
-----------------------------------------------------------------------------------------
$      59,746      $      69,093      $     168,113      $    (206,472)     $   1,780,452
=========================================================================================

                        Woodmen Variable Annuity Account

                          Year Ended December 31, 2007

                                                              Equity-
                                                              Income           Growth
                                                            Subaccount       Subaccount
                                                          ------------------------------
Income:
    Dividends                                             $    131,871      $      9,906
Expenses:
    Mortality and expense risk                                 (81,808)          (22,514)
                                                          ------------------------------
Net investment (loss) income                                    50,063           (12,608)

Realized gain (loss) on sales of fund shares                    86,273            36,332

Capital gain distributions                                     620,422             2,229
Change in unrealized appreciation/depreciation
    of investments                                            (854,607)          357,873
                                                          ------------------------------
Net increase (decrease) in net assets from operations     $    (97,849)     $    383,826
                                                          ==============================

See accompanying notes.

                        Woodmen Variable Annuity Account

                          Year Ended December 31, 2007

   Growth &                                                   Low
    Income            Overseas         Money Market         Duration         Real Return
  Subaccount         Subaccount         Subaccount         Subaccount        Subaccount
-----------------------------------------------------------------------------------------
$      59,824      $     166,562      $     143,005      $      25,589      $      81,368

      (44,322)           (62,529)           (36,035)            (6,740)           (21,890)
-----------------------------------------------------------------------------------------
       15,502            104,033            106,970             18,849             59,478

       60,588             80,682               (131)            (3,168)           (26,702)

      112,348            250,669                 --                 --              5,171

      128,673            236,210                 --             18,440            139,316
-----------------------------------------------------------------------------------------
$     317,111      $     671,594      $     106,839      $      34,121      $     177,263
=========================================================================================

                        Woodmen Variable Annuity Account

                       Statements of Changes in Net Assets

                     Years Ended December 31, 2007 and 2006

                                                                           NASDAQ
                                                                         100 Index
                                                                         Subaccount
                                                                ----------------------------
                                                                     2007            2006
                                                                ----------------------------
Increase (decrease) in net assets from operations:
    Net investment (loss) income                                $    (2,094)     $    (4,879)
    Net realized gain on investments                                 12,137            4,890
    Change in unrealized appreciation/depreciation
       of investments                                                84,300           22,828
                                                                ----------------------------
Net increase in net assets from operations                           94,343           22,839

Certificate transactions:
    Certificate deposits                                             56,747           10,290
    Certificate surrenders and death benefits                       (52,909)         (35,548)
    Transfers between subaccounts, including fixed interest
       account                                                      411,251           63,031
    Administrative charges                                             (651)            (540)
                                                                -----------      -----------
Net increase in net assets from certificate transactions            414,438           37,233
Contributions from/to Society to reimburse certificate
    owner/Society for processing error                                 (391)              33
                                                                -----------      -----------
Total increase in net assets                                        508,390           60,105
Net assets at beginning of year                                     454,940          394,835
                                                                -----------      -----------
Net assets at end of year                                       $   963,330      $   454,940
                                                                ===========      ===========

See accompanying notes.

                        Woodmen Variable Annuity Account

                     Years Ended December 31, 2007 and 2006

               EAFE
           International                           Lehman
               Index                           Aggregate Bond                            S&P 500
            Subaccount                        Index Subaccount                      Index Subaccount
------------------------------------------------------------------------------------------------------------
      2007              2006               2007               2006               2007              2006
------------------------------------------------------------------------------------------------------------
$     (12,422)     $        (543)     $      29,998      $      17,756      $      (3,274)     $        (861)
       90,915             75,207             (4,404)            (4,766)            57,239             37,430

       98,265             81,884             34,152              2,719             15,128            163,244
------------------------------------------------------------------------------------------------------------
      176,758            156,548             59,746             15,709             69,093            199,813


      389,647             89,246             66,728             15,091            270,752            139,698
     (117,744)           (39,919)          (167,595)           (32,059)          (172,298)          (112,851)

    2,808,315            749,303            322,384            199,670          1,343,577            717,097
       (1,743)              (613)              (609)              (569)            (1,983)            (1,384)
------------------------------------------------------------------------------------------------------------
    3,078,475            798,017            220,908            182,133          1,440,048            742,560

         (574)              (296)              (144)                42               (710)              (353)
------------------------------------------------------------------------------------------------------------
    3,254,659            954,269            280,510            197,884          1,508,431            942,020
    1,371,881            417,612            813,609            615,725          2,022,951          1,080,931
------------------------------------------------------------------------------------------------------------
$   4,626,540      $   1,371,881      $   1,094,119      $     813,609      $   3,531,382      $   2,022,951
============================================================================================================

                        Woodmen Variable Annuity Account

                     Years Ended December 31, 2007 and 2006

                                                                         S&P MidCap
                                                                         400 Index
                                                                         Subaccount
                                                                ----------------------------
                                                                    2007             2006
                                                                ----------------------------
Increase (decrease) in net assets from operations:
    Net investment (loss) income                                $   (25,712)     $   (15,874)
    Net realized gain on investments                                220,658          129,262
    Change in unrealized appreciation/depreciation
       of investments                                               (26,833)          57,768
                                                                ----------------------------
Net increase (decrease) in net assets from operations               168,113          171,156

Certificate transactions:
    Certificate deposits                                            275,946          252,854
    Certificate surrenders and death benefits                      (212,758)        (137,509)
    Transfers between subaccounts, including fixed interest
       account                                                    2,233,584        1,649,813
    Administrative charges                                           (3,257)          (1,796)
                                                                ----------------------------
Net increase in net assets from certificate transactions          2,293,515        1,763,362
Contributions from/to Society to reimburse certificate
    owner/Society for processing error                                 (372)             222
                                                                ----------------------------
Total increase in net assets                                      2,461,256        1,934,740
Net assets at beginning of year                                   3,455,652        1,520,912
                                                                ----------------------------
Net assets at end of year                                       $ 5,916,908      $ 3,455,652
                                                                ============================

See accompanying notes.

                        Woodmen Variable Annuity Account

                     Years Ended December 31, 2007 and 2006

          Russell 2000                                                            Equity-
         Small Cap Index                      Contrafund                          Income
           Subaccount                         Subaccount                        Subaccount
------------------------------------------------------------------------------------------------------
     2007             2006               2007             2006              2007              2006
------------------------------------------------------------------------------------------------------
$    (30,941)     $    (18,164)     $    (28,996)     $     (3,305)     $     50,063      $     72,082
     319,011            99,718         3,848,865           846,446           706,695           528,153

    (494,542)          248,737        (2,039,417)         (206,035)         (854,607)           38,531
------------------------------------------------------------------------------------------------------
    (206,472)          330,291         1,780,452           637,106           (97,849)          638,766


     277,932           188,208           958,184           471,320           499,956           365,301
    (178,554)         (135,260)         (956,025)         (619,337)         (637,607)         (436,050)

   1,496,941         1,228,575         4,903,921         4,388,292         2,877,299         1,522,342
      (2,987)           (1,942)           (9,880)           (4,938)           (4,160)           (2,743)
------------------------------------------------------------------------------------------------------
   1,593,332         1,279,581         4,896,200         4,235,337         2,735,488         1,448,850

        (282)           (1,921)             (290)           (1,300)             (669)             (930)
------------------------------------------------------------------------------------------------------
   1,386,578         1,607,951         6,676,362         4,871,143         2,636,970         2,086,686
   3,215,802         1,607,851         8,872,184         4,001,041         4,818,005         2,731,319
------------------------------------------------------------------------------------------------------
$  4,602,380      $  3,215,802      $ 15,548,546      $  8,872,184      $  7,454,975      $  4,818,005
======================================================================================================

                        Woodmen Variable Annuity Account

                     Years Ended December 31, 2007 and 2006

                                                                           Growth
                                                                         Subaccount
                                                                ----------------------------
                                                                    2007            2006
                                                                ----------------------------
Increase (decrease) in net assets from operations:
    Net investment (loss) income                                $   (12,608)     $   (11,032)
    Net realized gain on investments                                 38,561            9,151
    Change in unrealized appreciation/depreciation
       of investments                                               357,873           54,257
                                                                ----------------------------
Net increase in net assets from operations                          383,826           52,376

Certificate transactions:
    Certificate deposits                                            128,807           53,518
    Certificate surrenders and death benefits                      (112,545)         (69,867)
    Transfers between subaccounts, including fixed interest
       account                                                    1,038,211          422,074
    Administrative charges                                           (1,660)          (1,207)
                                                                -----------      -----------
Net increase in net assets from certificate transactions          1,052,813          404,518
Contributions from/to Society to reimburse certificate
    owner/Society for processing error                                2,042               28
                                                                -----------      -----------
Total increase in net assets                                      1,438,681          456,922
Net assets at beginning of year                                   1,288,640          831,718
                                                                -----------      -----------
Net assets at end of year                                       $ 2,727,321      $ 1,288,640
                                                                ===========      ===========

See accompanying notes.

                        Woodmen Variable Annuity Account

                     Years Ended December 31, 2007 and 2006

         Growth & Income
           Subaccount                      Overseas Subaccount              Money Market Subaccount
------------------------------------------------------------------------------------------------------
     2007              2006              2007              2006             2007              2006
------------------------------------------------------------------------------------------------------
$     15,502      $    (11,580)     $    104,033      $    (16,823)     $    106,970      $     78,772
     172,936            42,100           331,351            93,923              (131)               --

     128,673           179,600           236,210           272,410                --                --
------------------------------------------------------------------------------------------------------
     317,111           210,120           671,594           349,510           106,839            78,772


     416,565           121,042           411,728           169,449        25,357,410        17,842,500
    (222,209)          (54,379)         (342,596)         (232,247)         (274,403)         (123,993)

   1,531,931         1,033,672         2,549,403         2,084,101       (24,369,014)      (16,837,011)
      (2,532)           (1,508)           (3,876)           (1,557)             (412)             (252)
------------------------------------------------------------------------------------------------------
   1,723,755         1,098,827         2,614,659         2,019,746           713,581           881,244

         (78)              (60)            1,175               295            (1,139)              119
------------------------------------------------------------------------------------------------------
   2,040,788         1,308,887         3,287,428         2,369,551           819,281           960,135
   2,539,868         1,230,981         3,416,941         1,047,390         2,453,513         1,493,378
------------------------------------------------------------------------------------------------------
$  4,580,656      $  2,539,868      $  6,704,369      $  3,416,941      $  3,272,794      $  2,453,513
======================================================================================================

                        Woodmen Variable Annuity Account

                     Years Ended December 31, 2007 and 2006

                                                               Low Duration                      Real Return
                                                                Subaccount                       Subaccount
                                                       --------------------------------------------------------------
                                                           2007             2006             2007             2006
                                                       --------------------------------------------------------------
Increase (decrease) in net assets from operations:
    Net investment income                              $    18,849      $     9,211      $    59,478      $    38,855
    Net realized gain (loss) on investments                 (3,168)          (1,105)         (21,531)          29,853
    Change in unrealized appreciation/depreciation
       of investments                                       18,440              562          139,316          (69,902)
Net increase (decrease) in net assets
                                                       --------------------------------------------------------------
     from operations                                        34,121            8,668          177,263           (1,194)

Certificate transactions:
    Certificate deposits                                    30,543           14,830           92,845           57,721
    Certificate surrenders and death benefits              (29,632)         (34,198)         (83,446)        (138,275)
    Transfers between subaccounts, including fixed
        interest account                                   246,995          176,689          654,148          557,245
    Administrative charges                                    (222)            (229)          (1,187)            (853)
                                                       -----------      -----------      -----------      -----------
Net increase in net assets from certificate
    transactions                                           247,684          157,092          662,360          475,838
Contributions from/to Society to reimburse
    certificate owner/Society for processing error              11               (3)               7             (250)
                                                       -----------      -----------      -----------      -----------
Total increase in net assets                               281,816          165,757          839,630          474,394
Net assets at beginning of year                            402,878          237,121        1,459,779          985,385
                                                       -----------      -----------      -----------      -----------
Net assets at end of year                              $   684,694      $   402,878      $ 2,299,409      $ 1,459,779
                                                       ===========      ===========      ===========      ===========

See accompanying notes.

                        Woodmen Variable Annuity Account

                          Notes to Financial Statements

                                December 31, 2007

1. Organization and Significant Accounting Policies

Organization

Woodmen Variable Annuity Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (the Society) and exists in accordance with the rules and regulations of the Insurance Department of the State of Nebraska. The Account is a funding vehicle for individual flexible premium deferred variable annuity certificates issued by the Society.

At the direction of eligible certificate owners, the Account invests in 14 investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

      Subaccount                          Invests Exclusively in Shares of
-----------------------------------------------------------------------------------------------
                                       Summit Pinnacle Series:
NASDAQ 100 Index                          NASDAQ 100 Index Portfolio
EAFE International Index                  EAFE International Index Portfolio
Lehman Aggregate Bond Index               Lehman Aggregate Bond Index Portfolio
S&P 500 Index                             S&P 500 Index Portfolio
S&P MidCap 400 Index                      S&P MidCap 400 Index Portfolio
Russell 2000 Small Cap Index              Russell 2000 Small Cap Index Portfolio

                                       Fidelity Variable Insurance Products Funds:
Contrafund                                VIP Contrafund-Portfolio(R) Service Class (1)
Equity-Income                             VIP Equity-Income Portfolio Service Class 1
Growth                                    VIP Growth Portfolio Service Class 1
Growth & Income                           VIP Growth & Income Portfolio Service Class 1
Overseas                                  VIP Overseas Portfolio Service Class 1
Money Market                              VIP Money Market Service Class 1

                                       PIMCO Variable Insurance Trust/Administrative Class:
Low Duration                                 Low Duration Portfolio
Real Return                                  Real Return Portfolio

                        Woodmen Variable Annuity Account

                          Notes to Financial Statements

                                December 31, 2007

1. Organization and Significant Accounting Policies (continued)

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Society's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity certificates is not chargeable with liabilities arising out of any other business the Society may conduct.

Investments

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the fund. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Certificates in Annuitization Period

Net assets allocated to contracts in the annuitization period (none at December 31, 2007) are computed according to the Annuity 2000 Mortality Table, with an assumed investment return of 3%. The mortality risk is fully borne by the Society and may result in additional amounts being transferred into the Account by the Society to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Society.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account's financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

                        Woodmen Variable Annuity Account

                          Notes to Financial Statements

                                December 31, 2007

2. Expense Charges

The Account reimburses the Society for certain mortality and other risks assumed by the Society. The Society deducts a daily mortality and expense risk charge from the Account at an effective annual rate of up to 1.40% (1.25% in 2007 and 2006) of the average daily net asset value of the Account. These charges are assessed in return for the Society's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with certificates issued.

The Account also pays the Society certain amounts relating to the distribution and administration of the certificates funded by the Account. The following summarizes those amounts:

Administrative charge: Prior to the annuity payment period, the Society will deduct an annual administrative charge, which is currently $30 ($45 maximum charge) to reimburse it for administrative expenses related to the certificate as certificates reached a one-year anniversary date. The administrative charge applies to certificates with net assets less than $50,000 in the variable subaccounts as of assessment day.

Surrender charge: A surrender charge is imposed in the event of a full or partial surrender during the first seven certificate years. A certificate owner may annually surrender a maximum of 10% of the cash value without incurring a surrender charge. The amount charged ranges, based on the annuitant's issue age, from 5% to 7% of the amount surrendered during the first certificate year and declines by 1% in each of the next six certificate years. No surrender charge is deducted if the partial surrender or surrender occurs after seven full certificate years.

Transfer charge: A transfer charge of $25 may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one certificate year.

3. Federal Income Taxes

The Society is a tax-exempt fraternal benefit society under the provisions of the Internal Revenue Code (the IRC). Under the current provisions of the IRC, the Society does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Society will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the certificates.

                        Woodmen Variable Annuity Account

                          Notes to Financial Statements

                                December 31, 2007

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows for the year ended December 31, 2007:

                                                     Cost of          Proceeds
         Subaccount                                 Purchases        From Sales
--------------------------------------------------------------------------------

NASDAQ 100 Index                                  $    457,998      $     52,118
EAFE International Index                             3,277,236           238,178
Lehman Aggregate Bond Index                            447,481           238,997
S&P 500 Index                                        1,627,106           224,035
S&P MidCap 400 Index                                 2,477,480           245,392
Russell 2000 Small Cap Index                         1,851,283           311,075
Contrafund                                           5,369,490           625,705
Equity-Income                                        3,223,456           570,444
Growth                                               1,228,401           196,061
Growth & Income                                      1,978,514           299,158
Overseas                                             2,821,374           268,069
Money Market                                        14,651,128        13,974,722
Low Duration                                           352,299           111,344
Real Return                                            955,567           315,090

                        Woodmen Variable Annuity Account

                          Notes to Financial Statements

                                December 31, 2007

5. Summary of Changes From Unit Transactions

Transactions in units of each subaccount were as follows for the years ended December 31, 2007 and 2006:

                                       2007                            2006
                           ----------------------------------------------------------
Subaccount                  Purchased        Redeemed       Purchased        Redeemed
-------------------------------------------------------------------------------------
NASDAQ 100 Index           $    31,660     $     5,092     $     7,289     $     4,475
EAFE International
   Index                       167,885          21,877          62,967          19,723
Lehman Aggregate Bond
   Index                        47,645          26,627          28,115          10,410
S&P 500 Index                  114,308          20,106          76,733          22,637
S&P MidCap 400 Index           157,517          27,719         141,648          31,189
Russell 2000 Small Cap
   Index                       119,746          29,176         106,720          27,907
Contrafund                     347,478          79,105         335,114          70,552
Equity-Income                  222,153          57,346         139,365          40,266
Growth                          87,319          19,269          47,220          15,660
Growth & Income                148,256          29,906          95,032           8,878
Overseas                       144,672          24,663         137,603          26,617
Money Market                27,014,916      26,346,884      19,720,897      18,853,885
Low Duration                    34,549          11,038          19,266           3,839
Real Return                     96,607          36,980          64,832          20,476

                        Woodmen Variable Annuity Account

                          Notes to Financial Statements

                                December 31, 2007

6. Financial Highlights

The following summarizes units outstanding, unit values, and net assets at the five-year period ending December 31, 2007, and investment income ratios, ratios of expenses to average net assets, and total return ratios for the years ended December 31, 2007, 2006, 2005, 2004, and for the period from July 1, 2003 (date operations commenced, except as noted) through December 31, 2003, as follows:

                                                                                 Ratio of
                                                                  Investment    Expenses to
                                          Unit                      Income         Average          Total
    Subaccount                 Units     Value      Net Assets   Ratio(1)(2)    Net Assets(3)     Return(4)
-----------------------------------------------------------------------------------------------------------
NASDAQ 100 Index
2007                           59,388   $  16.22   $    963,330      0.93%         1.25%            17.03%
2006                           32,820      13.86        454,940      0.12          1.25              5.32
2005                           30,006      13.16        394,835        --          1.25              0.08
2004                           19,906      13.15        261,815        --          1.25              8.68
2003                            4,397      12.10         53,196        --          1.25             21.00
EAFE International Index
2007                          215,475      21.47      4,626,540      0.85          1.25              8.72
2006                           69,467      19.75      1,371,881      1.17          1.25             23.98
2005                           26,223      15.93        417,612      0.49          1.25             11.24
2004                            6,985      14.32        100,053      0.66          1.25             16.52
2003                            1,071      12.29         13,153        --          1.25             22.90
Lehman Aggregate Bond Index
2007                           99,565      10.99      1,094,119      4.32          1.25              6.10
2006                           78,547      10.36        813,609      3.97          1.25              2.37
2005                           60,842      10.12        615,725      3.70          1.25              0.30
2004                           70,092      10.09        707,124      3.02          1.25              2.33
2003                           25,090       9.86        247,504      1.52          1.25             (1.40)
S&P 500 Index
2007                          232,477      15.19      3,531,382      1.14          1.25              3.83
2006                          138,275      14.63      2,022,951      1.18          1.25             13.94
2005                           84,179      12.84      1,080,931      1.14          1.25              3.22
2004                           51,626      12.44        642,184      0.23          1.25              9.03
2003                           15,311      11.41        174,728        --          1.25             14.10

                        Woodmen Variable Annuity Account

                          Notes to Financial Statements

                                December 31, 2007

6. Financial Highlights (continued)

                                                                                 Ratio of
                                                                  Investment    Expenses to
                                          Unit                      Income         Average          Total
    Subaccount                 Units     Value      Net Assets   Ratio(1)(2)    Net Assets(3)     Return(4)
-----------------------------------------------------------------------------------------------------------
S&P MidCap 400 Index
2007                          340,969   $  17.35   $5,916,908        0.73%         1.25%             6.03%
2006                          211,171      16.36    3,455,652        0.62          1.25              8.34
2005                          100,712      15.10    1,520,912        0.40          1.25             10.54
2004                           55,193      13.66      753,901        0.14          1.25             14.31
2003                            4,838      11.95       57,799        0.07          1.25             19.50
Russell 2000 Small Cap Index
2007                          278,531      16.52    4,602,380        0.52          1.25             -3.44
2006                          187,961      17.11    3,215,802        0.49          1.25             16.16
2005                          109,148      14.73    1,607,851        0.36          1.25              2.72
2004                           58,113      14.34      833,344        0.13          1.25             16.21
2003                            7,007      12.34       86,433          --          1.25             23.40
Contrafund
2007                          794,338      19.57   15,548,546        1.01          1.25             16.02
2006                          525,965      16.87    8,872,184        1.19          1.25             10.19
2005                          261,403      15.31    4,001,041        0.14          1.25             15.46
2004                          127,462      13.26    1,690,578        0.09          1.25             13.92
2003                           21,167      11.64      246,743          --          1.25             16.40
Equity-Income
2007                          467,215      15.96    7,454,975        2.02          1.25              0.18
2006                          302,408      15.93    4,818,005        3.23          1.25             18.62
2005                          203,309      13.43    2,731,319        1.31          1.25              4.43
2004                          132,431      12.86    1,703,360        0.65          1.25             10.01
2003                           33,048      11.69      386,438          --          1.25             16.90
Growth
2007                          166,778      16.35    2,727,321        0.55          1.25             25.27
2006                           98,728      13.05    1,288,640        0.23          1.25              5.41
2005                           67,168      12.38      831,718        0.33          1.25              4.38
2004                           49,268      11.86      584,557        0.06          1.25              1.98
2003                           10,448      11.63      121,551          --          1.25             16.30

                        Woodmen Variable Annuity Account

                          Notes to Financial Statements

                                December 31, 2007

6. Financial Highlights (continued)


                                                                                 Ratio of
                                                                  Investment    Expenses to
                                          Unit                      Income         Average          Total
    Subaccount                 Units     Value      Net Assets   Ratio(1)(2)    Net Assets(3)     Return(4)
-----------------------------------------------------------------------------------------------------------
Growth & Income
2007                         306,024    $   14.97  $4,580,656        1.69%         1.25%             10.62%
2006                         187,674        13.53   2,539,868        0.61          1.25              11.54
2005                         101,520        12.13   1,230,981        1.28          1.25               6.22
2004                          85,260        11.42     973,504        0.37          1.25               4.48
2003                          19,075        10.93     208,538          --          1.25               9.30
Overseas
2007                         292,632        22.91   6,704,369        3.34          1.25              15.74
2006                         172,623        19.79   3,416,941        0.45          1.25              16.48
2005                          61,637        16.99   1,047,390        0.38          1.25              17.50
2004                          24,958        14.46     360,949        0.48          1.25              12.09
2003                           4,042        12.90      52,152          --          1.25              29.00
Money Market
2007                       3,009,762         1.09   3,272,794        4.98          1.25               4.11
2006                       2,341,730         1.05   2,453,513        4.69          1.25               3.96
2005                       1,474,718         1.01   1,493,378        3.08          1.25               1.00
2004                         364,854         1.00     363,483        1.08          1.25                  -
2003                         242,867         1.00     242,331        0.40          1.25                  -
Low Duration (5)
2007                          62,501        10.96     684,694        4.76          1.25               6.08
2006                          38,990        10.33     402,878        4.24          1.25               2.68
2005                          23,563        10.06     237,121        2.88          1.25             (0.20)
2004                          20,617        10.08     207,865        1.07          1.25               0.80
Real Return (5)
2007                         194,596        11.82   2,299,409        4.66          1.25               9.29
2006                         134,969        10.82   1,459,779        4.28          1.25             (0.46)
2005                          90,613        10.87     985,385        2.93          1.25               0.83
2004                          33,650        10.78     362,909        0.93          1.25               7.80

                        Woodmen Variable Annuity Account

                          Notes to Financial Statements

                                December 31, 2007

6. Financial Highlights (continued)

      (1) These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts that commenced operations during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

      (2) When net investment income is less than $1, the amount is not reported in the statements of operations but is used in the calculation of the investment income ratio.

      (3) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direction reduction to unit values. Charges made directly to certificate holder accounts through the redemption of units and expenses of the underlying fund are excluded.

      (4) These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts that commenced operations during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.

      (5)   Commenced operations May 1, 2004.

FINANCIAL STATEMENTS - STATUTORY BASIS

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society
Years Ended December 31, 2007, 2006, and 2005
With Report of Independent Registered Public Accounting Firm

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                     Financial Statements - Statutory Basis

                  Years Ended December 31, 2007, 2006, and 2005

                                    Contents

Report of Independent Registered Public Accounting Firm.......................1

Audited Financial Statements - Statutory Basis

Balance Sheets - Statutory Basis..............................................3
Statements of Operations - Statutory Basis....................................5
Statements of Changes in Surplus - Statutory Basis............................6
Statements of Cash Flow - Statutory Basis.....................................7
Notes to Financial Statements - Statutory Basis...............................8

             Report of Independent Registered Public Accounting Firm

The Board of Directors
Woodmen of the World Life Insurance Society and/or
    Omaha Woodmen Life Insurance Society

We have audited the accompanying statutory-basis balance sheets of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (the Society) as of December 31, 2007 and 2006, and the related statutory-basis statements of operations, changes in surplus, and cash flow for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Society's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Society's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Society's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Society presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska, which practices differ from U..S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are also described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society at December 31, 2007 and 2006, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2007.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society at December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska.

                                                           /s/ Ernst & Young LLP
April 11, 2008

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                        Balance Sheets - Statutory Basis
                             (Dollars in Thousands)

                                                                 December 31
                                                             2007           2006
                                                          -------------------------
Admitted assets
Cash and invested assets:
    Bonds                                                 $5,193,784     $5,106,552
    Preferred stocks                                          32,845         33,674
    Common stocks                                            436,949        372,840
    Mortgage loans                                         1,237,880      1,239,434
    Properties occupied by the Society                        20,296         21,391
    Real estate held for the production of income             63,626         65,087
    Real estate held for sale                                  7,029         15,597
    Certificate loans                                        168,624        166,867
    Cash and short-term investments                          171,826        174,168
    Call options                                              11,754         10,774
    Other invested assets                                      6,797          3,764
                                                          -------------------------
Total cash and invested assets                             7,351,410      7,210,148

Accrued investment income                                     85,787         84,473
Reinsurance balances recoverable                               1,401            851
Electronic data processing equipment and other assets            991            613
Separate account assets                                      207,785        169,069

                                                          -------------------------
Total admitted assets                                     $7,647,374     $7,465,154
                                                          =========================

See accompanying notes.

                                                                   December 31
                                                               2007           2006
                                                            -------------------------
Liabilities and surplus
Liabilities:
    Certificate and contract liabilities:
       Life and annuity reserves                            $5,416,222     $5,377,872
       Accident and health reserves                             22,472         20,243
       Liability for deposit-type contracts                    680,591        634,638
       Certificate and contract claims                          24,026         22,694
       Other certificateholders' funds                           2,263          2,288
       Refunds to members                                      123,416        120,910
                                                            -------------------------
    Total certificate and contract liabilities               6,268,990      6,178,645

    Accrued commissions, general expenses, and taxes            20,056         20,523
    Amounts withheld by Society as agent or trustee              5,203          4,935
    Liability for postretirement benefits                       35,302         32,827
    Liability for employees' and fieldworkers' benefits         14,005         22,551
    Interest maintenance reserve                                50,869         53,314
    Asset valuation reserve                                    121,157         99,251
    Other liabilities                                            7,274          8,513
    Separate account liabilities                               207,785        169,069
                                                            -------------------------
Total liabilities                                            6,730,641      6,589,628

Surplus                                                        916,733        875,526
                                                            -------------------------
Total liabilities and surplus                               $7,647,374     $7,465,154
                                                            =========================

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                   Statements of Operations - Statutory Basis
                             (Dollars in Thousands)

                                                                 Year Ended December 31
                                                            2007          2006           2005
                                                        ----------------------------------------
Premiums and other revenues:
    Life and annuity premiums                           $  516,822     $  537,852     $  578,879
    Other                                                    5,301          6,902          6,529
    Net investment income                                  423,816        424,159        415,242
    Amortization of interest maintenance reserve             8,348          8,218          8,874
    Commissions on reinsurance ceded and
       other income                                          1,234            948            943
                                                        ----------------------------------------
Total premiums and other revenues                          955,521        978,079      1,010,467

Benefits paid or provided:
    Life benefits                                          140,013        138,080        130,768
    Annuity benefits                                       197,329        185,009        141,971
    Surrender benefits and withdrawals                     148,372        127,283        116,025
    Other benefits                                          37,774         37,261         37,153
    Increase in aggregate reserves for certificates
       and contracts and other certificateholders'
       funds                                                39,143        112,168        215,256
                                                        ----------------------------------------
Total benefits paid or provided                            562,631        599,801        641,173

Insurance expenses and other deductions:
    Commissions                                             37,455         43,463         50,247
    General insurance and fraternal expenses               108,039        106,206        106,630
    Insurance, taxes, licenses, and fees                     6,743          5,839          5,952
    Other, net                                              31,649         23,677         15,876
                                                        ----------------------------------------
Total insurance expenses and other deductions              183,886        179,185        178,705
                                                        ----------------------------------------
Gain from operations before refunds to
    members and net realized capital gains                 209,004        199,093        190,589
Refunds to members                                         133,003        131,388        124,647
                                                        ----------------------------------------
Net gain from operations before net realized
    capital gains                                           76,001         67,705         65,942
Net realized capital gains                                  49,983          9,111          5,526
                                                        ----------------------------------------
Net income                                              $  125,984     $   76,816     $   71,468
                                                        ========================================

See accompanying notes.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

               Statements of Changes in Surplus - Statutory Basis
                             (Dollars in Thousands)

                                                           Year Ended December 31
                                                     2007           2006           2005
                                                  ---------------------------------------
Balance at beginning of year                      $ 875,526      $ 753,473      $ 689,998
    Net income                                      125,984         76,816         71,468
    Change in net unrealized capital gains or
       losses                                       (27,010)        25,480          8,485
    Change in reserve on account of change
       in valuation basis                            (1,436)         8,369             --
    Change in asset valuation reserve               (21,906)        (7,307)        (5,201)
    Change in nonadmitted assets                    (43,643)          (114)           946
    Minimum pension liability                         9,218         18,809        (12,223)
                                                  ---------------------------------------
Total surplus at end of year                      $ 916,733      $ 875,526      $ 753,473
                                                  =======================================

See accompanying notes.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                    Statements of Cash Flow - Statutory Basis
                             (Dollars in Thousands)

                                                                               Year Ended December 31
                                                                       2007             2006            2005
                                                                   ---------------------------------------------
Operating activities
Premium and annuity considerations                                 $   516,875      $   537,504      $   578,479
Net investment income received                                         423,267          421,285          421,298
Other income                                                             6,547            7,846            7,472
                                                                   ---------------------------------------------
Total cash provided by operations                                      946,689          966,635        1,007,249

Benefits paid                                                         (531,345)        (497,653)        (426,666)
Net transfers to separate accounts                                     (23,721)         (15,540)          (7,595)
Commissions and other expenses paid                                   (152,532)        (157,380)        (161,636)
Refunds paid to members                                               (130,497)        (127,428)        (118,047)
                                                                   ---------------------------------------------
Total cash used in operations                                         (838,095)        (798,001)        (713,944)
                                                                   ---------------------------------------------
Net cash provided by operating activities                              108,594          168,634          293,305

Investing activities
Proceeds from sales, maturities, or repayments of investments:
   Bonds                                                               440,037          495,607          515,739
   Stocks                                                              165,606           30,650           14,872
   Mortgage loans                                                      196,212          160,213          190,090
   Real estate                                                          14,731            1,975            7,125
   Other invested assets                                                   669              859            2,032
   Miscellaneous proceeds                                                   20               --                9
                                                                   ---------------------------------------------
Total investment proceeds                                              817,275          689,304          729,867

Cost of investments acquired:
   Bonds                                                              (517,383)        (651,781)        (655,942)
   Stocks                                                             (208,032)         (26,975)        (107,024)
   Mortgage loans                                                     (193,336)        (184,923)        (238,276)
   Real estate                                                          (6,589)          (3,646)          (2,685)
   Other invested assets                                                (3,727)          (1,981)              --
   Miscellaneous applications                                           (3,476)            (984)            (819)
                                                                   ---------------------------------------------
Total cost of investments acquired                                    (932,543)        (870,290)      (1,004,746)
Net increase in certificate loans                                       (2,064)          (1,203)          (2,773)
                                                                   ---------------------------------------------
Net cash used in investing activities                                 (117,332)        (182,189)        (277,652)

Financing and other miscellaneous activities
Other cash provided by financing activities and
   miscellaneous sources                                                 6,396            9,244            9,882
                                                                   ---------------------------------------------
Net (decrease) increase in cash and short-term investments              (2,342)          (4,311)          25,535

Cash and short-term investments at beginning of year                   174,168          178,479          152,944
                                                                   ---------------------------------------------
Cash and short-term investments at end of year                     $   171,826      $   174,168      $   178,479
                                                                   =============================================

See accompanying notes.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

1. Nature of Operations and Significant Accounting Policies

Description of Business

Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (the Society) is a nonprofit fraternal benefit society incorporated in the state of Nebraska, exempt from tax under IRC Section 501(c)(8). The Society does business using the name "Omaha Woodmen Life Insurance Society" in the following states: California, Colorado, Idaho, Montana, Nevada, Oregon, Utah, Washington, and Wyoming. In all other states, the Society is known as Woodmen of the World Life Insurance Society.

The Society operates in the individual insurance market, with emphasis on life and annuity products. The vast majority of the Society's premiums are in the family market, resulting in a relatively small average size certificate issued and in force. The Society markets its products through a captive field force and is licensed in all 50 states and the District of Columbia.

WFS Holdings, Inc., a wholly owned subsidiary of the Society, operates as a holding company for subsidiary entities of the Society. Subsidiary entities include Woodmen Financial Services, Inc., Woodmen Insurance Agency, Inc., and Woodmen Mortgage Services, Inc.

Woodmen Financial Services, Inc., a wholly owned subsidiary of WFS Holdings, Inc., began operating as an introducing broker-dealer on July 1, 2002, to engage in the sale of a proprietary variable product (began July 1, 2003) offered by the Society to its members.

Woodmen Insurance Agency, Inc., a wholly owned subsidiary of WFS Holdings, Inc., is an insurance agency offering insurance products not offered by the Society. Woodmen Mortgage Services, Inc., a wholly owned subsidiary of WFS Holdings, Inc., was a mortgage lending entity offering mortgage loans to the general public and Woodmen of the World membership. Woodmen Mortgage Services, Inc. ceased operations as of December 31, 2005.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

1. Nature of Operations and Significant Accounting Policies (continued)

Basis of Presentation

The Society's financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska (statutory accounting practices), which practices differ in some respects from U.S. generally accepted accounting principles (GAAP).

The more significant differences between statutory accounting practices and GAAP are as follows:

Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on their National Association of Insurance Commissioners' (NAIC) rating for statutory purposes. For GAAP purposes, such investments in fixed maturities are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity investments in fixed maturities are reported at amortized cost. The remaining investments in fixed maturities are reported at fair value with the unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of surplus for those designated as available-for-sale.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interest in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS, and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted fair value. If high credit quality securities are adjusted, the retrospective method is used.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

1. Nature of Operations and Significant Accounting Policies (continued)

For statutory purposes, valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, valuation allowances would be established when the Society determines it is probable that it will be unable to collect all amounts (both principal and interest) due according to the contractual terms of the loan agreement. Such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to surplus for statutory purposes, rather than being included as a component of operations as would be required by GAAP.

Investment and foreclosed real estate are carried at the lower of cost or market and are reported net of related obligations for statutory purposes rather than at cost less accumulated depreciation under GAAP. Investment income and operating expenses include rent for the Society's occupancy of those properties for statutory purposes.

Under a formula determined by the NAIC, the Society defers in the Interest Maintenance Reserve (IMR) the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity. Realized capital gains and losses are reported in operations net of transfers to the IMR for statutory purposes rather than reported in the statement of operations in the period that the asset giving rise to the gain or loss is sold under GAAP.

The Asset Valuation Reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

The accounts and operations of the Society's subsidiaries are not consolidated with the accounts and operations of the Society, and the Society's share of undistributed earnings and losses of these subsidiaries is included in unrealized gains and losses, whereas consolidation is required under GAAP.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

1. Nature of Operations and Significant Accounting Policies (continued)

The costs of acquiring and renewing business are charged to current operations as incurred for statutory purposes rather than deferred and amortized over the premium-paying period or in proportion to the present value of expected gross profit margins for GAAP purposes.

Certain assets designated as "nonadmitted" are excluded from the accompanying statutory-basis balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

Certificate reserves on traditional life insurance products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals used for GAAP purposes, which include a provision for possible unfavorable deviation from such assumptions.

Certificate reserves on certain investment products use discounting methodologies based on statutory interest rates rather than full account values under GAAP.

Expense allowances on reinsurance ceded are credited to income at the time the premium is ceded for statutory purposes rather than as a reduction to the amount of costs deferred and amortized over the premium-paying period or in proportion to the present value of expected gross profit margins for GAAP purposes.

Reinsurance amounts are netted against the corresponding receivable or payable balances for statutory purposes rather than shown as gross amounts on the statements of financial position under GAAP.

Revenues for universal life-type policies and annuity policies with mortality or morbidity risk consist of premiums received and benefits incurred represent the total death benefits paid and the change in policy reserves for statutory purposes. Under GAAP, revenues include only policy charges for the cost of insurance, certificate initiation and administration, surrender charges and other fees that have been assessed against certificate account values, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

1. Nature of Operations and Significant Accounting Policies (continued)

Expenses for pension benefits and postretirement benefits other than pensions are recognized in accordance with the statutory method, which does not accrue for the non-vested employees or future earnings considerations rather than including active participants not currently eligible and future earnings considerations for GAAP purposes.

Refunds to members are recognized when declared for statutory purposes rather than over the term of the related policies under GAAP.

The effects of the foregoing variances from GAAP have not been determined, but are presumed to be material.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Society's statutory-basis financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements - statutory basis and accompanying notes.

Cash and Short-Term Investments

In connection with preparation of its statutory-basis statements of cash flow, the Society considers all highly liquid investments with a maturity of one year or less when purchased to be short-term investments.

Investments

Securities are valued in accordance with methods prescribed by the NAIC. Bonds are stated principally at cost, adjusted for amortization of premiums and accretion of discounts, both computed using the modified scientific method, and adjusted for other-than-temporary declines in fair value. For the loan-backed securities included in the bond portfolio, the Society uses the retrospective adjustment method for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of these securities. During 2007, the

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

1. Nature of Operations and Significant Accounting Policies (continued)

Society implemented new investment accounting software and made a change in the method used to amortize premiums and accrete discounts on the bond portfolio from the interest method to the modified scientific method. The society also changed the prepayment assumption method affecting amortization of premiums and accretion of discounts for loan-backed securities in the bond portfolio from the prospective to the retrospective adjustment method. The net impact of these changes was not material to the Society's statutory-basis financial statements.

Prepayment assumptions for publicly traded premium/discount loan-backed securities were obtained from Bloomberg. Privately placed loan-backed securities do not require adjustments for prepayment risks due to provisions within the terms and conditions of the notes. Equity tranche investments in collateralized debt obligations are classified as common stocks and are valued based on the prospective adjustment method for the effects of changes in prepayment and default assumptions. Prepayment and default assumptions are obtained from a third-party broker. Common stocks are reported at market for unaffiliated companies and adjusted for other-than-temporary declines in fair value. For the Society's noninsurance subsidiary, the common stock is carried at GAAP equity value.

Mortgage loans are stated at the unpaid principal balance less any unearned discount. The Society records impaired loans at the present value of expected future cash flows discounted at the loan's effective interest rate, or as an expedient, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. A loan is impaired when it is probable the creditor will be unable to collect all contractual principal and interest payments due in accordance with the terms of the loan agreement.

Real estate occupied by the Society and real estate held for the production of income are reported at depreciated cost, net of encumbrances. Investment real estate that the Society has the intent to sell is reported at the lower of depreciated cost or fair value, net of encumbrances. Depreciation is calculated on both a straight-line basis and an accelerated basis over the estimated useful lives of the properties.

Certificate loans are stated at unpaid principal balances.

Net realized capital gains and losses on investments are determined using the specific identification basis.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

1. Nature of Operations and Significant Accounting Policies (continued)

The AVR provides a reserve for losses from investments in bonds, preferred and common stocks, mortgage loans, real estate, and other invested assets, with related increases or decreases being recorded directly to surplus. Unrealized capital gains and losses on investments, including changes in mortgage and security reserves, are recorded directly in surplus. Comparable adjustments are also made to the AVR. Declines in value deemed to be other than temporary are charged to the statements of operations - statutory basis as realized losses.

The IMR primarily defers certain interest-related gains and losses on sales of fixed income securities which are amortized into net investment income over the estimated remaining lives of the investments sold.

Derivatives

The Society may take positions from time to time in certain derivative instruments to manage the impact of changes in interest rates, the change in equity market values, or equity indexes on certain certificate liabilities. Financial instruments used for such purposes include S&P 500 European call options and covered equity call options. As of December 31, 2007 and 2006, the Society has not entered into any interest rate hedging instruments. The Society's use of derivatives is further described in Note 3.

Derivative instruments are valued consistently with the accounting treatment of the underlying security. Over-the-counter S&P 500 European call options are carried at market value based upon binomial calculations that are compared to valuations received from brokers for reasonableness. The liability for short positions in covered equity calls sold for the production of income is carried at market value based upon exchange values. The change in market value for options purchased prior to January 1, 2003, and the liability is recorded in the statements of operations - statutory basis. The change in market value for options purchased after January 1, 2003, is a direct impact to surplus as a change in unrealized gains and losses.

The Society's risk of loss is typically limited to the fair value of its derivative instruments rather than the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments. The Society is also exposed to credit losses in the event of nonperformance of the counterparties. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings and by establishing and monitoring exposure limits.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

1. Nature of Operations and Significant Accounting Policies (continued)

Securities Lending

In order to generate income and to offset expenses, the Society lends portfolio securities to registered broker-dealers or other eligible parties. Loans of securities may not exceed 20% of the Society's total admitted assets and are collateralized by cash and/or U.S. government securities that are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities, including accrued interest. The trust department of a financial institution administers the Society's securities lending program. The administrator monitors the adequacy of the collateral daily and requires the borrower to provide additional collateral in the event the value of the collateral falls below 102% of the market value of the securities on loan. While such securities are on loan, the borrower will pay the Society any income accruing thereon, and the Society earns income on the collateral received, thus increasing its return. The Society has the right to call any such loan and obtain the securities loaned at any time as allowed by required notice provisions. The loaned securities remain the property of the Society and therefore continue to be carried and accounted for as invested assets. The Society has a revenue sharing agreement with the custodian bank for earnings generated by the lending program. Since the Society does not have general use of the collateral, the collateral is not reflected in the accompanying balance sheets - statutory basis.

At December 31, 2007 and 2006, the following securities were loaned to broker-dealers and other eligible parties:

                                                      2007               2006
                                                   -----------------------------

          Common stocks, at market value           $  133,708         $  169,280
          Bonds, at cost                            1,170,255          1,170,672
                                                   -----------------------------
          Total                                    $1,303,963         $1,339,952
                                                   =============================

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

1. Nature of Operations and Significant Accounting Policies (continued)

Reserves for Insurance, Annuity, and Accident and Health Certificates

Life, annuity, and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed certificate cash values or the amounts required by the Insurance Department of the State of Nebraska. The Society waives deduction of deferred fractional premiums on the death of life and annuity certificate insureds and returns any portion of the final premium beyond the date of death. Surrender values on certificates do not exceed the corresponding benefit reserves. Substandard certificates are valued on the same basis as standard certificates. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is equal to the guaranteed interest credited to these funds during the year.

The liability for unpaid accident and health claims is an estimate of the ultimate net cost of all reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, the Society believes that the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in current operations.

Reserves for the Society's equity-indexed annuity product are calculated using the Market Value Reserve Method. Updated market values on the call options backing this product are used in the determination of reserves. The method used for determining the fair values of the call options used in calculating the aggregate reserve liability for the equity-indexed annuity product is the same method used in establishing the statement value of the call options included in assets in the accompanying statutory-basis balance sheets. During 2007, the Society made a change to the valuation basis for the long-term care line of business. The net impact of these changes was an increase of approximately $1.4 million in reserves, which is included as a change in surplus in

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

1. Nature of Operations and Significant Accounting Policies (continued)

the accompanying statutory-basis financial statements. During 2006, the Society implemented a new reserve valuation software and made several changes related to the valuation of life and annuity reserves. The net impact of these changes was a decrease of approximately $8.3 million in reserves, which is included as a change in surplus in the accompanying statutory-basis financial statements.

Revenue Recognition and Related Expenses

Life premiums are recognized as income over the premium paying period of the related certificates. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are entered directly as a liability when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as commissions, are charged to operations as incurred.

Reinsurance

The Society reinsures certain risks related to a small portion of its life and accident and health insurance business. Reinsurance premiums, expenses, and reserves related to reinsured business are accounted for on a basis consistent with that used for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other entities (2007 - $11,643; 2006 - $10,477; and 2005 - $9,305) are reported as a reduction of premium income and insurance reserves applicable to reinsurance ceded have also been reported as reductions of reserves (2007 - $36,451; 2006 - $30,281; and 2005 - $25,467). The Society is
contingently liable with respect to reinsurance ceded to other entities in the event the reinsurer is unable to meet the obligations that it has assumed.

Separate Accounts

Separate accounts represent funds related to the Society's Pension Plan liabilities, which are backed by common stocks, and the Woodmen Variable Annuity Account. As of December 31, 2007 and 2006, the market value of common stocks used to back Pension Plan liabilities was $143,309 and $132,027, respectively. As of December 31, 2007 and 2006, dividends declared and unpaid were $468 and $455 for a total asset value of $143,777 and

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

1. Nature of Operations and Significant Accounting Policies (continued)

$132,482, respectively. The remaining assets and liabilities in the separate accounts represent funds for an individual annuity product with a nonguaranteed return, and for which the certificateholder, rather than the Society, bears the investment risk. Separate account assets, which consist of investments in mutual funds, are reported at market value. At December 31, 2007 and 2006, the market value of these investments was $64,008 and $36,587, respectively. The statements of operations - statutory basis include the premiums, benefits, and other items arising from operations of the Woodmen Variable Annuity Account. Revenues and expenses related to the Woodmen Variable Annuity Account, to the extent of benefits paid or provided to the Woodmen Variable Annuity Account certificateholders, are excluded from the amounts reported in the accompanying statements of operations - statutory basis. The assets and liabilities relating to the separate accounts have been shown as a separate line item on the balance sheets - statutory basis.

Fraternal Benefit Expenses

Fraternal benefit expenses represent expenditures made primarily for membership activities.

Other

Nonadmitted assets (principally certain investments, receivables, and furniture and equipment) have been excluded from the balance sheets - statutory basis through a change to surplus.

Refunds to be paid to certificateholders are determined annually by resolution of the Society's Board of Directors. The aggregate amount of certificate refunds is related to actual interest, mortality, morbidity, and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Society. Certificateholders may receive their refund in cash, apply the refund to the purchase of fully paid-up insurance, apply the refund as renewal premium, or leave the refund on deposit with the Society to accumulate interest. An estimated provision has been made for dividends expected to be paid in the following calendar year.

Other admitted assets are valued as prescribed by the Nebraska insurance laws.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

1. Nature of Operations and Significant Accounting Policies (continued)

Risks and Uncertainties

The Society has no direct exposure to subprime mortgages. Concentrations in market segments that may result in financial losses due to the recent disruption in the credit markets include bonds issued by Countrywide Financial Corporation (Countrywide). These bonds, which are not mortgage-backed securities, have a carrying value of $30,800 and a par value of $31,000. The fair value of these bonds was $26,655 at December 31, 2007. The bonds have retained investment-grade status, and the ratings are on watch positive due to the pending acquisition by Bank of America. Should the acquisition not close as planned, there are risks associated with owning the bonds, including the worst-case scenario of Countrywide filing for bankruptcy protection. The Society is monitoring the situation daily and believes the Bank of America acquisition is on track to close early in the third quarter of 2008 as originally scheduled.

Reclassifications

Certain amounts appearing in the Society's prior year statutory-basis financial statements have been reclassified to conform to the 2007 statutory-basis financial statement presentation.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

2. Investments

The amortized cost and estimated market value of bonds and common stocks as of December 31, 2007 and 2006, are as follows:

                                                                  Gross           Gross          Estimated
                                               Amortized       Unrealized       Unrealized        Market
                                                  Cost            Gains           Losses           Value
                                             ---------------------------------------------------------------
December 31, 2007
Bonds:
   United States government and agencies     $     34,858     $      3,519     $         --     $     38,377
   States and political subdivisions              560,592           16,447               --          577,039
   Foreign governments                            192,937            4,013            1,359          195,591
   Corporate securities                         3,165,496          119,170           41,722        3,242,944
   Mortgage- and asset-backed securities        1,239,901           52,413           11,843        1,280,471
                                             ---------------------------------------------------------------
                                             $  5,193,784     $    195,562     $     54,924     $  5,334,422
                                             ===============================================================

Preferred stocks:
   Unaffiliated                              $     32,845     $         --     $         --     $     32,845
                                             ---------------------------------------------------------------
                                             $     32,845     $         --     $         --     $     32,845
                                             ===============================================================

Common stocks:
   Affiliated                                $     10,421     $         --     $      9,449     $        972
   Unaffiliated                                   342,631          114,058           20,712          435,977
                                             ---------------------------------------------------------------
                                             $    353,052     $    114,058     $     30,161     $    436,949
                                             ===============================================================

                                                                  Gross           Gross          Estimated
                                               Amortized       Unrealized       Unrealized        Market
                                                  Cost            Gains           Losses           Value
                                             ---------------------------------------------------------------
December 31, 2006
Bonds:
   United States government and agencies     $     35,195     $      2,055     $         --     $     37,250
   States and political subdivisions              557,410            7,085            5,171          559,324
   Foreign governments                            176,329            3,002            1,544          177,787
   Corporate securities                         3,185,626          100,304           25,958        3,259,972
   Mortgage- and asset-backed securities        1,151,992           31,638           20,481        1,163,149
                                             ---------------------------------------------------------------
                                             $  5,106,552     $    144,084     $     53,154     $  5,197,482
                                             ===============================================================

Preferred stocks:
   Unaffiliated                              $     33,674     $         --     $         --     $     33,674
                                             ---------------------------------------------------------------
                                             $     33,674     $         --     $         --     $     33,674
                                             ===============================================================

Common stocks:
   Affiliated                                $      9,331     $         --     $      8,026     $      1,305
   Unaffiliated                                   252,472          124,436            5,373          371,535
                                             ---------------------------------------------------------------
                                             $    261,803     $    124,436     $     13,399     $    372,840
                                             ===============================================================

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

2. Investments (continued)

For bonds with unrealized losses as of December 31, 2007, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

                                                              Greater Than or Equal to
                                    Less Than 12 Months               12 Months                       Total
                                --------------------------    --------------------------    --------------------------
                                                                                               Total         Total
                                  Estimated        Gross        Estimated        Gross       Estimated       Gross
                                    Market      Unrealized       Market       Unrealized       Market      Unrealized
                                    Value         Losses          Value         Losses         Value         Losses
                                --------------------------------------------------------------------------------------
Bonds:
   United States government
     and agencies               $        --    $        --    $        --    $        --    $        --    $        --
   States and political
     subdivisions                        --             --             --             --             --             --
   Foreign governments               19,373            627         25,157            732         44,530          1,359
   Corporate securities             296,261         16,273        519,293         25,449        815,554         41,722
   Mortgage-backed and
     asset-backed securities         79,805          1,498        361,513         10,345        441,318         11,843
                                --------------------------    --------------------------    --------------------------
Total bonds                     $   395,439    $    18,398    $   905,963    $    36,526    $ 1,301,402    $    54,924
                                ==========================    ==========================    ==========================

Included in the above table are 115 securities from 82 issuers. Approximately 93.04% of the unrealized losses on fixed maturity securities are on securities that are rated investment grade. Investment grade securities are defined as those securities rated a "1" or "2" by the Securities Valuation Office of the NAIC. Unrealized losses on investment grade securities principally related to changes in market interest rates or changes in credit spreads since the securities were acquired. The Society monitors the financial condition and operations of the securities rated below investment grade and of certain investment grade securities on which it has concerns regarding credit quality.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

2. Investments (continued)

The following table summarizes bonds with unrealized losses at December 31, 2006:

                                                              Greater Than or Equal to
                                    Less Than 12 Months               12 Months                       Total
                                --------------------------    --------------------------    --------------------------
                                                                                               Total         Total
                                  Estimated        Gross        Estimated        Gross       Estimated       Gross
                                    Market      Unrealized       Market       Unrealized       Market      Unrealized
                                    Value         Losses          Value         Losses         Value         Losses
                                --------------------------------------------------------------------------------------
Bonds:
   United States government
     and agencies               $        --    $        --    $        --    $        --    $        --    $        --
   States and political
     subdivisions                    41,796            178        270,195          4,993        311,991          5,171
   Foreign governments               14,585            286         53,530          1,258         68,115          1,544
   Corporate securities             149,875          2,098        852,366         23,860      1,002,241         25,958
   Mortgage-backed and
     asset-backed securities        105,949          8,961        492,076         11,520        598,025         20,481
                                --------------------------    --------------------------    --------------------------
Total bonds                     $   312,205    $    11,523    $ 1,668,167    $    41,631    $ 1,980,372    $    53,154
                                ==========================    ==========================    ==========================

Included in the above table are 225 securities from 150 issuers. Approximately 97.3% of the unrealized losses on fixed maturity securities are on securities that are rated investment grade. Investment grade securities are defined as those securities rated a "1" or "2" by the Securities Valuation Office of the NAIC. Unrealized losses on investment grade securities principally related to changes in market interest rates or changes in credit spreads since the securities were acquired. The Society monitors the financial condition and operations of the securities rated below investment grade and of certain investment grade securities on which it has concerns regarding credit quality.

The Society closely monitors below investment grade holdings and those investment grade issuers where the Society has concerns. The Society also regularly monitors industry sectors. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Society considers relevant facts and circumstances in evaluating whether the impairment is other than temporary, including: (1) the probability of the Society collecting all amounts due according to the contractual terms of the security in affect at the date of acquisition; and (2) the Society's decision to sell a security prior to its maturity at an amount below its

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

2. Investments (continued)

carrying amount. Additionally, financial condition, near term prospects of the issuer, and nationally recognized credit rating changes are monitored. For asset-backed securities, cash flow trends and underlying levels of collateral are monitored. The Society will record a charge to the statutory-basis statements of operations to the extent that these securities are subsequently determined to be other than temporarily impaired. The Society believes the issuers of the securities in an unrealized loss position will continue to make payments as scheduled.

The Society also has approximately $6,137 and $4,142 of gross unrealized losses on unaffiliated equity securities that have been in an unrealized loss position for more than one year at December 31, 2007 and 2006, respectively. These securities have a market and carrying value of approximately $20,376 and $28,892 at December 31, 2007 and 2006, respectively. The Society believes the unrealized loss is a temporary decline based on its evaluation of current economic conditions and company specific information.

The amortized cost and estimated market value of bonds at December 31, 2007, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                       Estimated
                                                       Amortized         Market
                                                         Cost            Value
                                                       -------------------------

Due in one year or less                                $  240,001     $  244,842
Due one through five years                              1,521,093      1,580,824
Due five through ten years                              1,498,910      1,521,980
Due after ten years                                       693,879        706,305
Mortgage-backed and other securities without a
  single maturity date                                  1,239,901      1,280,471
                                                       -------------------------
                                                       $5,193,784     $5,334,422
                                                       =========================

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

2. Investments (continued)

Major categories of net investment income for the years ended December 31 are summarized as follows:

                                             2007          2006          2005
                                          -------------------------------------

Bonds                                     $ 301,757     $ 296,669     $ 297,525
Preferred stocks (unaffiliated)               2,551         3,355         2,519
Common stocks (unaffiliated)                 12,872        11,451         6,573
Mortgage loans                               84,202        85,918        88,416
Real estate                                  20,422        26,583        29,137
Certificate loans                            11,982        11,810        11,544
Cash and short-term investments               7,547         8,099         4,090
Other invested assets                           563           665           448
Derivative instruments                           30         1,757        (1,835)
Other                                         2,888         2,042         2,326
                                          -------------------------------------
                                            444,814       448,349       440,743
Less investment expenses                     20,998        24,190        25,501
                                          -------------------------------------
                                          $ 423,816     $ 424,159     $ 415,242
                                          =====================================

At December 31, 2007 and 2006, delinquent investment income due and accrued of $641 and $314, respectively, was nonadmitted from the accompanying balance sheets - statutory basis.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

2. Investments (continued)

The major components of realized capital gains on investments reflected in operations and unrealized capital gains on investments reflected directly in surplus for the years ended December 31 are summarized as follows:

                                                            Realized                         Change in Unrealized
                                               ----------------------------------     ----------------------------------
                                                  2007        2006         2005          2007        2006         2005
                                               ----------------------------------     ----------------------------------
Bonds                                          $  6,038     $  2,450     $  1,889     $     --     $     --     $     --
Preferred stocks (unaffiliated)                      --           --           --           --           --           --
Common stocks (unaffiliated)                     47,994        9,636        3,584      (25,717)      25,884        9,057
Common stocks (affiliated)                           --           --       (1,374)      (1,423)      (1,845)        (796)
Mortgage loans                                       --           30           68           --           --           --
Real estate                                       2,330          126        3,593         (163)         286           70
Certificate loans                                    --           --           --           --           --           --
Other invested assets                              (242)        (474)        (897)          --           --           --
Derivate instruments                               (234)         659          314          293        1,155          154
                                               ----------------------------------     ----------------------------------
Total capital gains                              55,886       12,427        7,177      (27,010)      25,480        8,485

Transferred to interest maintenance reserve       5,903        3,316        1,651           --           --           --
                                               ----------------------------------     ----------------------------------
Net capital gains                              $ 49,983     $  9,111     $  5,526     $(27,010)    $ 25,480     $  8,485
                                               ==================================     ==================================

Proceeds from sales and redemptions of bonds during 2007, 2006, and 2005 were $252,398, $250,038, and $342,995, respectively. Gross gains and gross losses realized from these transactions amounted to $6,060 and $(22) for 2007; $3,459 and $(1,009) for 2006; and $1,933 and $(44) for 2005, respectively.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

2. Investments (continued)

The following table shows gross unrealized losses and fair values of common stocks, aggregated by length of time that individual securities have been in a continuous unrealized loss position:

                                Less Than 12 Months              12 Months or More                    Total
                           ----------------------------    ----------------------------    ----------------------------
                                               Gross                          Gross                           Gross
                                            Unrealized                      Unrealized                      Unrealized
At December 31, 2007        Fair Value        Losses        Fair Value        Losses        Fair Value        Losses
                           ----------------------------    ----------------------------    ----------------------------
Stocks:
   Common stocks           $    103,406    $     14,575    $     21,348    $     15,586    $    124,754    $     30,161
                           ----------------------------    ----------------------------    ----------------------------
Total                      $    103,406    $     14,575    $     21,348    $     15,586    $    124,754    $     30,161
                           ============================    ============================    ============================


                                Less Than 12 Months              12 Months or More                    Total
                           ----------------------------    ----------------------------    ----------------------------
                                               Gross                          Gross                           Gross
                                            Unrealized                      Unrealized                      Unrealized
At December 31, 2006        Fair Value        Losses        Fair Value        Losses        Fair Value        Losses
                           ----------------------------    ----------------------------    ----------------------------
Stocks:
   Common stocks           $     20,524    $      1,231    $     30,197    $     12,167    $     50,721    $     13,399
                           ----------------------------    ----------------------------    ----------------------------
Total                      $     20,524    $      1,231    $     30,197    $     12,167    $     50,721    $     13,399
                           ============================    ============================    ============================

Realized capital gains on common stocks in 2007, 2006, and 2005 included the recognition of other-than-temporary impairments of $(6,851), $ -0-, and $(1,572), respectively. In the fourth quarter of 2007, the Society took other-than-temporary impairments on certain non-affiliated common stock investments. A loss in the amount of $6,851 was realized on these assets, which contained subprime mortgage-related collateral. This loss represented the entire statement value for these investments. Although cash flows may be received at some point in the future, management had significant uncertainty on whether these assets will produce income in the near term. The market value of the underlying collateral deteriorated rapidly in conjunction with the freeze in asset-backed commercial paper markets in late 2007. In 2005, the Society partially impaired its affiliated common stock of WFS Holdings, Inc. by $1,374 since one of its subsidiaries, Woodmen Mortgage Services, Inc., ceased operations at December 31, 2005. The amount impaired was the total equity contributions made to Woodmen Mortgage Services, Inc.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

2. Investments (continued)

The corporate private placement bond portfolio is diversified by issuer and industry. At December 31, 2007 and 2006, 6.6% or $344,381 and 7.2% or $370,976,
respectively, of the Society's bond portfolio was invested in private placement bonds.

At December 31, 2007, bonds with a statement value of $495 were on deposit with state insurance departments to satisfy regulatory requirements.

Commercial mortgage loans and corporate private placement bonds originated or acquired by the Society represent its primary areas of credit risk exposure. At December 31, 2007 and 2006, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows:

        Geographic Distribution                      Property-Type Distribution
------------------------------------------     --------------------------------------
                         December 31                                December 31
                      2007         2006                          2007         2006
                  ------------------------                   ------------------------
Pacific           $  281,998    $  292,914     Office        $  426,720    $  416,605
South Atlantic       261,318       264,086     Industrial       395,434       401,198
North Central        287,080       276,500     Retail           336,183       339,923
Mid Atlantic         158,785       159,281     Other             79,543        81,708
South Central        144,308       139,837                   ------------------------
Mountain              65,534        75,802     Total         $1,237,880    $1,239,434
Other                 38,857        31,014                   ========================
                  ------------------------
Total             $1,237,880    $1,239,434
                  ========================

During 2007, the respective maximum and minimum lending rates for mortgage loans were 6.71% and 5.48%, respectively. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 75%. The Society held no restructured mortgages for 2007 and 2006. During 2007, the Society did not reduce interest rates on any outstanding loans. The Society had no mortgages with interest 180 days or more past due during 2007, 2006, and 2005. There were no taxes, assessments, or other amounts advanced on mortgage loans during 2007, 2006, and 2005. None of the Society's loans were impaired during 2007, 2006, and 2005. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

2. Investments (continued)

Net investment income for the years ended December 31, 2007, 2006, and 2005, included rental income of $2,639, $2,639, and $2,365, respectively, for the Society's occupancy of office space in two owned real estate properties. Rental income from other tenants and operating expenses of the buildings are also included in net investment income. These assets are being depreciated using the straight-line method over their estimated useful lives that range from 31.5 to 60 years. Improvements to property occupied by the Society are depreciated over a period equal to the lesser of the remaining useful life of the property, the useful life of the improvement, or 10 years. Depreciation expense on home office real estate for the years ended December 31, 2007, 2006, and 2005, was $2,012, $2,036, and $2,012 respectively.

The Society has other real estate consisting of land and buildings acquired by purchase or through foreclosure on mortgage loans. This real estate is segregated by property held for the production of income and held for sale. Net investment income on properties held for the production of income for the years ended December 31, 2007, 2006, and 2005, included rental income of $13,277, $13,376, and $13,455, respectively, and operating expenses of $6,379, $5,718, and $6,306, respectively. At December 31, 2007, a property valued at $3,430 was transferred from properties held for the production of income to properties held for sale. There was no depreciation expense on this property as the property is a leased fee arrangement. At December 31, 2006, a property valued at $3,542 was transferred from properties held for the production of income to properties held for sale. There was no depreciation expense on this property as the property is a leased fee arrangement. Net investment income on properties held for sale for the years ended December 31, 2007, 2006, and 2005, included rental income of $17, $6,689, and $6,921, respectively, and operating expenses of $213, $5,665, and $5,338, respectively, on these properties. The carrying amount of real estate under leased fee arrangements is being amortized using the straight-line method over the corresponding lease terms that range from 20 to 30 years. The remaining other real estate properties are being depreciated using the straight-line method over their estimated useful lives that range from 10 to 50 years. Depreciation expense on properties held for the production of income was $3,055, $2,932, and $2,748 in 2007, 2006, and 2005, respectively.

There were no impairments to real estate properties during 2007. During 2006, the Society impaired one real estate property by $100, which was based on the terms of the tenant's purchase option. There were no impairments to real estate properties during 2005.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

2. Investments (continued)

During 2007, the Society sold real estate property #268, Sheraton Hotel in Madison, Wisconsin, and realized a capital gain of $2,300 on the sale. This property was classified as held for sale in 2006.

3. Derivatives

S&P 500 European Call Options

The Society acquires over-the-counter S&P 500 European call options with initial terms of seven years to meet the market-produced crediting liability above the minimum guarantee on the Society's equity-indexed annuity line of business. The terminal value of the options at expiration is approximately equal to the market-produced crediting liability on the respective equity-indexed annuity block of business given expected surrenders. A termination of the options with the counter-party may result in a market price reflecting significant reduction in value. Given expected surrenders and a long-term positive market growth, management anticipates that losses will be minimal. These instruments are illiquid.

The call options expose the Society to counter-party credit risk, which is mitigated by minimum capital requirements, credit ratings, and net exposure limits above posted collateral. The total credit exposure for S&P 500 European call options is represented by the market value of the options less the market value of acceptable collateral. At December 31, 2007 and 2006, the Society's total credit exposure, after posting of collateral by the counterparties for amounts above a net exposure limit, was approximately $11,754 and $10,774, respectively.

At December 31, 2007 and 2006, the Society had acquired call options with a notional amount of approximately $41,750 and $66,755, respectively. The notional amount of the option is determined by multiplying current block premium by a factor approximating the current participation rate.

The call options were acquired at a cost of approximately $10,614 and $20,340 and are reflected on the accompanying balance sheets - statutory basis at their estimated fair value of approximately $11,754 and $10,774 at December 31, 2007 and 2006, respectively.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

3. Derivatives (continued)

Covered Equity Call Options

Periodically, the Society writes covered equity call options for purposes of income generation when the market value of certain Society equity holdings are deemed to be over-valued. Covered equity call options are written in lieu of a direct sale of the security. At December 31, 2007 and 2006, the Society had no open short positions in covered equity call option contracts. On disposition, gains and losses are recognized immediately, with gains and losses on exercise combined with the gains and losses on the covering asset. During 2007, 2006, and 2005, the Society recognized gains (losses) on the termination of covered equity call options of approximately $(234), $659, and $314, respectively.

4. Related-Party Transactions

The Society has entered into separate servicing agreements with WFS Holdings, Inc., Woodmen Financial Services, Inc., Woodmen Insurance Agency, Inc., and Woodmen Mortgage Services, Inc. whereby these affiliates will reimburse the Society for direct and allocated indirect costs. Total costs reimbursed by the affiliates were $1,941, $2,031, and $2,017 during 2007, 2006, and 2005, respectively.

The Society has entered into mortgage loan agreements with fraternal youth camps and lodges. These loans are secured by a first lien on the related land and buildings, bear interest at 6%, and were $9,136 and $9,572 as of December 31, 2007 and 2006, respectively.

5. Employee Benefit Plans

Pension Plans

The Society has a noncontributory, qualified defined-benefit pension plan covering substantially all employees and fieldworkers who began service prior to October 1, 2006, with benefits based on years of service and either career or final average earnings. Under the pension plan, retirement benefits are primarily a function of the number of years of service and the level of compensation.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

5. Employee Benefit Plans (continued)

The Society has a supplemental retirement plan for those pension plan participants whose benefits calculated under the retirement plan formulas exceed ERISA limitations and for non-employee members of the Board of Directors. This supplemental retirement plan makes up for any shortfall caused by the limitations and functions in the same manner as the retirement plan.

The qualified and supplemental retirement plans are each funded via fixed and variable group deposit fund contracts issued by the Society and are included in the liability for deposit-type contracts on the balance sheets - statutory basis. As of December 31, 2007 and 2006, the fixed account totaled $290,561 and $240,201, respectively, and the variable account totaled $143,777 and $132,482, respectively. As of December 31, 2007 and 2006, the Society accrued liabilities in accordance with actuarially determined amounts.

Two different actuarial cost methods are used to develop the pension plan costs for employees and for fieldworkers because of the distinctly different benefit structures for those two groups. The employees' benefits are developed using a final average salary formula, while the fieldworkers' benefits are developed using a career average formula.

Postretirement Benefit Plan

The Society sponsors nonpension postretirement health and life plans. Substantially all employees and fieldworkers may become eligible if they reach retirement age while employed with the Society. Life insurance benefits are generally set at a fixed amount, while retirees are offered a preferred provider arrangement for their health care coverage. Under the NAIC formal policy for statutory accounting for employers providing postretirement benefits other than pensions, which the Society has adopted, the estimated cost of postretirement benefits must be accrued at the date the Society's employees and fieldworkers become eligible to retire.

The health plan is contributory, with participants' contributions adjusted annually; the life insurance plans include both contributory and noncontributory components. The accounting for the health plan anticipates future cost-sharing changes, including increases in premiums, deductibles, and individual stop-loss levels, so as to keep pace, on average, with increases in the health care cost trend rate.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

5. Employee Benefit Plans (continued)

The Society uses a December 31 measurement date for its pension plans and other postretirement benefit plans. The accumulated benefit obligation for its pension plans represents the present value of pension benefits earned as of December 31 based on service and compensation through December of the respective year-end. The accumulated benefit obligation for the pension plans was $385,767 and $377,946 at December 31, 2007 and 2006, respectively.

The projected benefit obligation for pension and other postretirement benefits represents the present value of postretirement benefits deemed earned as of December 31, projected for estimated salary and medical cost rate increases as of an assumed date with respect to retirement, termination, disability, and death. The following table sets forth the change in the projected benefit obligation for pension and other postretirement benefits:

                                                                         Other
                                                                     Postretirement
                                   Pension Benefits                     Benefits
                          ------------------------------------------------------------------
                               Year Ended December 31            Year Ended December 31
                                2007             2006             2007             2006
                          ------------------------------------------------------------------
Change in projected
   benefit obligation
Benefit obligation at
   beginning of year      $    418,864      $    412,820      $     26,379      $     24,114
Service cost                    10,677            12,359             2,695             1,863
Interest cost                   24,896            22,771             1,586             1,417
Contribution by plan
   participants                     --                --                97                94
Actuarial (gain) loss          (12,917)          (10,250)           (1,341)             (191)
Benefits paid                  (16,605)          (15,664)             (817)             (918)
Plan amendments                  2,241            (3,172)               --                --
                          ------------------------------------------------------------------
Benefit obligation at
   end of year            $    427,156      $    418,864      $     28,599      $     26,379
                          ==================================================================

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

5. Employee Benefit Plans (continued)

A summary of assets and assumptions of the pension and other postretirement benefit plans are as follows:

                                                                                Other
                                                                            Postretirement
                                          Pension Benefits                     Benefits
                                 ------------------------------------------------------------------
                                      Year Ended December 31            Year Ended December 31
                                       2007             2006             2007             2006
                                 ------------------------------------------------------------------
Change in plan assets
Fair value of plan assets at
   beginning of year             $    372,683      $    341,875      $         --      $         --
Actual return on plan assets           28,917            32,945                --                --
Employer contributions                 49,343            13,528               720               824
Contribution by plan
   participants                            --                --                97                94
Benefits paid                         (16,605)          (15,664)             (817)             (918)
                                 ------------------------------------------------------------------
Fair value of plan assets
   at end of year                $    434,338      $    372,684      $         --      $         --
                                 ==================================================================

Funded status
Benefit obligations in
   excess of assets              $     (7,182)     $     46,180      $     28,599      $     26,379
Unamortized prior
   service cost                           371             2,814            14,352            15,837
Unrecognized net
   actuarial loss                     (40,935)          (56,669)           (7,649)           (9,389)
                                 ------------------------------------------------------------------
(Prepaid assets) accrued
   liabilities                   $    (47,746)     $     (7,675)     $     35,302      $     32,827
                                 ==================================================================

Benefit obligation for
   non-vested employees          $      2,924      $      5,076      $     32,949      $     34,583
                                 ==================================================================

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

5. Employee Benefit Plans (continued)

                                                                                           Other
                                                                                       Postretirement
                                                Pension Benefits                          Benefits
                                         2007          2006          2005      2007          2006          2005
                                   ---------------------------------------   ---------------------------------------
Weighted-average assumptions used
   to determine benefit
   obligations at December 31
Discount rate                            6.50%         6.00%         5.60%    6.50%         6.00%         5.60%
Expected long-term rate of return
   on plan assets                        5.25%         5.00%         4.75%     N/A           N/A           N/A

Weighted-average assumptions used
   to determine net periodic
   benefit cost for years ended
   December 31
Discount rate                            6.50%         6.00%         5.75%    6.50%         6.00%         5.75%
Expected long-term rate of return
   on plan assets                        7.50%         7.50%         7.50%     N/A           N/A           N/A

A minimum pension liability is required when the actuarial present value of accumulated benefits exceeds plan assets and accrued pension liabilities. The minimum liability adjustment, less allowable intangible assets is reported as a surplus adjustment. The accumulated benefit obligation for the Society's qualified defined-benefit plan of $385,767 was not in excess of the fair value of the assets of $434,338 at December 31, 2007. In comparison to December 31, 2006, where the accumulated benefit obligation of $377,946 exceeded the fair value of the assets of $372,684. Accordingly, at December 31, 2007 and 2006, an additional minimum pension liability was established for $ -0- and $9,218, respectively. The Society had no intangible asset related to the minimum pension liability at December 31, 2007 and 2006. During 2007, the Society made a voluntary contribution to the defined-benefit plan of $40,000, which resulted in

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

5. Employee Benefit Plans (continued)

the defined-benefit plan being in an overfunded position. As any overfunding on defined-benefit plans is a nonadmitted asset, the overfunding caused a reduction in surplus. Amendments to the other postretirement benefit plans include: elimination of prescription drug benefits for retirees over 65, changes in deductibles and co-pays, and the acceleration of the phase-in of the premium schedule.

                                                                                                       Other
                                                                                                   Postretirement
                                                      Pension Benefits                                Benefits
                                              2007          2006          2005            2007          2006          2005
                                   ---------------------------------------------      ----------------------------------------------
Components of net
   periodic benefit cost
Service cost                       $    10,677      $    12,359      $    11,321      $     2,695      $     1,863      $     1,893
Interest cost                           24,896           22,771           21,670            1,586            1,417            1,391
Expected return on plan assets         (28,062)         (26,108)         (24,688)              --               --               --
Prior service cost recognized             (201)              36               36           (1,486)          (1,486)          (1,485)
Recognized gains and losses              1,962            4,327            3,402              400              468              605
                                   ---------------------------------------------      ----------------------------------------------
Net periodic benefit cost          $     9,272      $    13,385      $    11,741      $     3,195      $     2,262      $     2,404
                                   =============================================      ==============================================

For measurement purposes of the other postretirement benefits, a 9.0% annual rate of increase in the per capita cost of covered health care benefits was assumed for both 2007 and 2006. The rate was assumed to decrease gradually to 5% for 2016 and remain at that level thereafter.

A one-percentage-point change in assumed health care cost trend rates at December 31, 2007, would have the following effects (in thousands):

                                                                One              One
                                                            Percentage-      Percentage-
                                                               Point            Point
                                                              Increase         Decrease
                                                            ------------------------------
Effect on total of service and interest cost components     $        517     $       (432)
Effect on postretirement benefit obligation                        2,842           (2,429)

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

5. Employee Benefit Plans (continued)

Pension Plan Assets

Pension plan assets are primarily invested in investment grade securities and large cap common stocks. The pension plan's weighted-average asset allocations at December 31, 2007 and 2006 by asset category are as follows:

                                                     Plan Assets at December 31
                                                      2007               2006
                                                   -----------------------------
   Asset category
   Equity - Variable Group Deposit Contract            33.1%             35.6%
   Fixed income - Fixed Group Deposit Contract         66.9              64.4
                                                   -----------------------------
                                                      100.0%            100.0%
                                                   =============================

The Society's long range asset allocation model is 25%-50% equities and 50%-75% fixed income.

At December 31, 2007, the Society utilized an expected long-term return of 7.5% on pension fund assets. This return is predicated on the fact that, historically over long periods of time, widely traded large-cap equity securities have provided a return of approximately 10%, while fixed income securities have provided a return of approximately 6%. The Society's long range asset allocation model of 25%-50% equities and 50%-75% fixed income would indicate that the long-term expected return would be approximately 7.5% if the investments were made in the broad indexes. Actual returns may vary depending on economic conditions, actual allocation of assets, and other currently unknown factors.

The Society expects to contribute $5,000 to its pension plans and $3,200 to its other postretirement benefit plan in 2008. The Society's policy has been to contribute funds to the plan in amounts required to maintain sufficient plan assets to provide for accrued benefits. In applying this general policy, the Society considers, among other factors, the recommendations of its independent consulting actuaries, the requirements of federal pension law, the SSAP 89, Accounting for Pensions, expense for the year in question, and the limitations on deductibility imposed by federal income tax law. The following benefit payments that reflect expected future service, as appropriate, are expected to be paid: $27,748 in 2008; $18,880 in 2009; $19,915 in 2010; $21,287 in 2011;
$22,740 in 2012; and $136,093 in the years 2013-2017.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

5. Employee Benefit Plans (continued)

On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the Act) was signed into law. The Act introduces a prescription drug benefit under Medicare (Medicare Part D), as well as a federal subsidy, to sponsors of retiree health benefits. During 2005, the Society determined it was not eligible for the federal subsidy given the current benefits provided by the plan. As a result, the plan was amended to eliminate prescription drug benefits for retirees over 65 since these retirees can receive the benefit directly from Medicare. The effects of this amendment, along with others mentioned previously, were included in the 2005 postretirement benefit plan valuation.

Deferred Compensation Agreements

The Society has deferred compensation agreements with the key management employees of the Society. The liabilities under these agreements are being accrued over the employees' periods of participation. The liabilities for 2007 and 2006 were $10,940 and $10,271, respectively, and are included in other liabilities in the balance sheets - statutory basis. Interest credited to participant accounts in 2007, 2006, and 2005 was $534, $509, and $483, respectively.

401(k) Defined Contribution Plan

The Society has an enhanced 401(k) plan for qualifying fieldworkers and employees. All employees beginning service after October 1, 2006, are enrolled in the 401(k) plan in lieu of the qualified defined-benefit pension plan. The Society matches participant contributions up to 3% of the participant's compensation. In addition, the Society provides service related contributions based on the participants' years of service. The Society's matching contributions were $142 and service related contributions were $126 for 2007. Employees beginning service prior to October 1, 2006, are eligible to participate in 401(k) plan but are not eligible for matching or service related contributions. These participants may contribute up to 15% of their annual earnings, subject to certain limitations, as pretax, salary deferral contributions.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

5. Employee Benefit Plans (continued)

Discounted Employee Security Option Plan

The Society sponsors a discounted employee security option plan (DESOP) for directors and officers of the Society. New option grants under this program ceased effective May 1, 2002, due to changes in IRS regulations. The DESOP is a nonqualified plan whereby participants, prior to May 1, 2002, elected to accept discounted stock options in lieu of cash compensation. Any portion of regular compensation and/or any portion of incentive compensation could be relinquished for options. Options were granted quarterly and may be exercised six months following the grant date. The exercise price is 25% of the value of the options on the grant date. Options expire 15 years after the date of grant. The liabilities for relinquished compensation are maintained for unexercised options over the participants' periods of participation. At December 31, 2007 and 2006, mutual funds with a fair value of $3,782 and $3,849 (actual cost $3,781 and $3,844), respectively, were included in the Society's common stock portfolio, and liabilities related to the DESOP totaled $3,065 and $3,062, respectively. Earnings or losses on, and changes in net unrealized capital gains or losses on, the mutual funds are being reflected by the Society as a component of total benefits and expenses in the accompanying statements of operations - statutory basis and were $4, $207, and $36 during 2007, 2006, and 2005, respectively.

Other Benefits

As a result of the Society administering its own group life and short-term disability plans, the Society recognized premium income of $801, $837, and $849 during 2007, 2006, and 2005, respectively, which is included in the statements of operations - statutory basis.

6. Surplus

The Society is required to maintain minimum surplus levels established by the Insurance Department of the State of Nebraska. The Society is also subject to risk-based capital (RBC) requirements promulgated by the NAIC and adopted by the Insurance Department of the State of Nebraska. The RBC standards establish uniform minimum capital requirements for insurance companies. The RBC formula applies various weighting factors to financial balances or various levels of activities based on the perceived degree of risk. As of December 31, 2007, the Society's surplus exceeded the minimum levels required by the Insurance Department of the State of Nebraska and RBC standards.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

7. Annuity Reserves and Deposit Fund Liabilities

At December 31, 2007, the Society's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                                     Amount         Percent
                                                                                   -------------------------
Subject to discretionary withdrawal:
   With market value adjustment                                                    $       --             --%
   At book value less current surrender charge of 5% or more                          238,215             10%
   At market value                                                                     61,266              2%
                                                                                   -------------------------
   Total with adjustment or at market value                                           299,481             12%
   Subject to discretionary withdrawal (without adjustment) at book value with
      minimal or no charge or adjustment                                            1,693,975             67%
Not subject to discretionary withdrawal                                               530,765             21%
                                                                                   -------------------------
Total annuity reserves and deposit fund liabilities - before reinsurance            2,524,221            100%
                                                                                                  ==========
Less reinsurance ceded                                                                     --
                                                                                   ----------
Net annuity reserves and deposit fund liabilities                                  $2,524,221
                                                                                   ==========

A reconciliation of total annuity actuarial reserves and deposit fund liabilities at December 31, 2007, is as follows:

Life and accident and health annual statement:
   Annuity reserves, total net                                        $1,566,247
   Supplementary contracts with life contingencies, total net             72,340
   Deposit-type contracts, total net                                     680,591
                                                                      ----------
                                                                       2,319,178
Separate accounts annual statement:
   Annuity reserves, total net                                            61,266
   Other contract deposit funds                                          143,777
                                                                      ----------
Total annuity actuarial reserves and deposit fund liabilities         $2,524,221
                                                                      ==========

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

8. Separate Accounts

Information regarding the nonguaranteed separate accounts of the Society as of and for the years ended December 31 is as follows:

                                       2007             2006            2005
                                  ----------------------------------------------
Premiums, deposits, and other
   considerations                 $     29,022     $     19,651     $     10,430
                                  ==============================================

Reserves
For accounts with assets at:
   Market value                   $    205,043     $    167,439     $    134,705
   Amortized cost                           --               --               --
                                  ----------------------------------------------
Total                             $    205,043     $    167,439     $    134,705
                                  ==============================================

                                                                       December 31
                                                                   2007            2006
                                                              -----------------------------
Reserves for nonguaranteed separate accounts by
   withdrawal characteristics:
      Subject to discretionary withdrawal:
        With market value adjustment                          $         --     $         --
        At book value without market value adjustment and
           with current surrender charge of 5% or more                  --               --
        At market value                                             61,266           34,957
        At book value without market value adjustment and
           with current surrender charge of less than 5%                --               --
                                                              -----------------------------
Subtotal                                                            61,266           34,957
Not subject to discretionary withdrawal                            143,777          132,482
                                                              -----------------------------
Total separate account reserves                               $    205,043     $    167,439
                                                              =============================

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

8. Separate Accounts (continued)

Amounts transferred to and from separate accounts in the statements of operations - statutory basis of the separate accounts and the general accounts statement are as follows:

                                                  2007        2006       2005
                                                --------------------------------

Transfers to separate accounts                  $29,022     $19,651     $10,429
Transfers from separate accounts                  6,412       4,943       3,177
                                                --------------------------------
Net transfers to and from separate accounts     $22,610     $14,708     $ 7,252
                                                ================================

9. Commitments and Contingencies

The Society is involved in pending and threatened litigation in the normal course of its business in which claims for alleged economic and sometimes punitive damages have been asserted. In the opinion of the Society's management, after consultation with legal counsel, the ultimate disposition of such matters will not have a materially adverse effect on the Society's financial position or results of operations.

The Society has committed to make capital contributions to its subsidiary, WFS Holdings, Inc., as may be required to enable WFS Holdings, Inc. to finance its business operations and those of its operating subsidiaries and to allow WFS Holdings, Inc. or its subsidiaries to remain in continuous compliance with any regulatory capital requirements.

As of December 31, 2007, the Society has outstanding commitments for purchases of mortgage loans in the amount of $34,345.

The Society owns an institutional money market fund in the amount of $19,200 at December 31, 2007, which has suspended withdrawals by investors and is in the process of orderly liquidation. This fund remains rated "1" by the Securities Valuation Office of the NAIC, but funds are not available on demand for redemption in cash. The fund has been distributing interest on a monthly basis and principal on schedule as the assets in the fund mature. The Society expects the fund to continue distributing principal and interest according to scheduled maturities through October of 2009 and expects to recover its entire investment in the money market fund.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

9. Commitments and Contingencies (continued)

A total of $35,400 in the Society's investment portfolio is held in collateralized debt obligation or collateralized loan obligation structures. Although the defaults in the underlying pool of loans and bonds has been minimal and within expectations, reduced liquidity in financial markets has impacted the ability to trade these assets at an acceptable price. The collateral includes middle-market bank loans, broadly syndicated loans, and bank trust preferred stock. The year-end market value of the investments was $31,900. There are no sub-prime mortgage investments in any of the structures. These assets were known to be illiquid when purchased, and the Society has both the ability and intent to hold these securities until maturity.

Portions of six investments at December 31, 2007, are backed with varying degrees of Alt-A residential mortgage collateral. The carrying value of these securities is $6,700 at December 31, 2007. Fair value is estimated to be $6,400. Defaults in the underlying pool of mortgage-backed collateral have been manageable, performing better than the Alt-A market in general, and the assets are monitored closely. The market pricing of these assets has been impacted by deterioration in the credit markets and would be difficult to trade on short notice. Given the relatively small size of the holdings, management deems this illiquidity issue manageable and has both the ability and interest to hold these securities to maturity.

10. Fair Value of Financial Instruments

SSAP No. 27, Disclosures of Information about Fair Value of Financial Instruments With Off-Balance-Sheet Risk, Financial Instruments With Concentrations of Credit Risk, and Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SSAP No. 27 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. These fair value disclosures are not intended to represent the market value of the Society.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

10. Fair Value of Financial Instruments (continued)

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

      Cash and short-term investments: The carrying amounts reported in the balance sheets - statutory basis approximate their fair value due to their liquid nature or expected short-term settlement.

      Bonds: Fair values of bonds are based on quoted market prices or dealer quotes.

      Common and preferred stocks: Fair values are based on quoted market prices or dealer quotes. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

      Mortgage loans: Fair values for mortgage loans are estimated using discounted cash flow analyses using interest rates that yield 150 basis points more than treasuries with similar effective durations.

      Derivatives: Fair values for derivative instruments are valued based on binomial calculations, which are compared to valuations received from brokers for reasonableness.

      Certificate loans: Certificate loans, which have no defined maturity, had interest rates at December 31, 2007, which ranged from 5% to 8%. The Society believes that the statement value approximates the fair value of the certificate loans.

      Other invested assets: The Society believes that the statement value of the mortgage loan participation asset investment approximates its fair value.

               Woodmen of the World Life Insurance Society and/or
                      Omaha Woodmen Life Insurance Society

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)

                                December 31, 2007

10. Fair Value of Financial Instruments (continued)

      Aggregate reserves for interest-sensitive certificates and contracts, life, and annuity: Fair values of the Society's investment contract, deferred annuity, and single premium deferred annuity liabilities that are under contracts involving significant mortality or morbidity are stated at the cost the Society would incur to extinguish the cash surrender value related to the liability.

      Separate accounts: Fair values for separate accounts established to back a portion of pension liabilities with common stocks and for variable annuity contracts with mutual funds are based on quoted market prices or dealer quotes. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

      Certificate and contract claims, other certificateholders' funds, and refunds to members: The carrying amounts reported in the balance sheets - statutory basis for these items approximate their fair value because short-term settlement is expected.

The estimated carrying amounts and fair values of the Society's financial instruments are as follows:

                                                          December 31, 2007             December 31, 2006
                                                      -------------------------     -------------------------
                                                       Carrying        Fair          Carrying         Fair
                                                        Amount        Value           Amount         Value
                                                      -------------------------     -------------------------
Financial assets:
   Cash and short-term investments                    $  171,826     $  171,826     $  174,168     $  174,168
   Bonds                                               5,193,784      5,210,144      5,106,552      5,130,127
   Preferred stocks                                       32,845         32,845         33,674         33,674
   Common stocks                                         436,949        436,949        372,840        372,840
   Mortgage loans                                      1,237,880      1,293,480      1,239,434      1,247,864
   Certificate loans                                     168,624        168,624        166,867        166,867
   Call options                                           11,754         11,754         10,774         10,774
   Other invested assets                                   6,797          6,797          3,764          3,764
   Separate account assets                               207,785        207,785        169,069        169,069

Financial liabilities:
   Aggregate reserves for interest-sensitive
      certificates and contracts, life, and annuity   $1,918,399     $1,879,001     $1,950,720     $1,913,872
   Certificate and contract claims                        24,026         24,026         22,694         22,694
   Other certificateholders' funds                         2,263          2,263          2,288          2,288
   Refunds to members                                    123,416        123,416        120,910        120,910
   Separate account liabilities                          207,785        207,785        169,069        169,069

Part C

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)(1) Financial Statements

All required financial statements are included in Part B of this filing.

(a)(2) Financial Statement Schedules (filed as exhibit (a)(2) herewith)

Report of Independent Registered Public Accounting Firm on Schedules........II-3
Schedule I - Summary of Investments Other Than Investments in
    Related Parties as of December 31, 2007.................................II-4
Schedule III - Supplementary Insurance Information as of December 31,
    2007, 2006 and 2005 and for each of the years then ended................II-5
Schedule IV - Reinsurance as of December 31, 2007, 2006 and 2005
    and for each of the years then ended....................................II-7

All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

(b) Exhibits

--------------------------------------------------------------------------------
(1)         Certified resolution of the        Incorporated herein by
            board of directors of Woodmen      reference from the Initial
            the World and/or Omaha. Woodmen    Filing of this of Registration
            Life Insurance                     Statement (File No 333-101231)
            Society("Woodmen") establishing    as filed with the Securities
            Woodmen Variable Annuity Account   and Exchange Commission on
            (the "Account")                    November 15, 2002
--------------------------------------------------------------------------------
(2)         Not Applicable.
--------------------------------------------------------------------------------
(3)         Form of Distribution Agreement     Incorporated herein by reference
            between Woodmen and Woodmen        from the Initial Filing of this
            Financial Services, Inc            of Registration Statement (File
                                               No 333-101231) as filed with the
                                               Securities and Exchange
                                               Commission on November 15, 2002
--------------------------------------------------------------------------------
(4)(a)      Form of Variable Annuity           Incorporated herein by reference
            Certificate                        from the Initial Filing of this
                                               of Registration Statement (File
                                               No 333-101231) as filed with the
                                               Securities and Exchange
                                               Commission on November 15, 2002
--------------------------------------------------------------------------------

(4)(b)      Form of IRA endorsement            Incorporated herein by
                                               reference from the
                                               Filing of this of Registration
                                               Statement (File No 333-101231)
                                               as filed with the Securities
                                               and Exchange Commission on
                                               April 30, 2007
--------------------------------------------------------------------------------
(4)(c)      Form of Roth IRA endorsement       Incorporated herein by
                                               reference from the
                                               Filing of this of Registration
                                               Statement (File No 333-101231)
                                               as filed with the Securities
                                               and Exchange Commission on
                                               April 30, 2007
--------------------------------------------------------------------------------
(4)(d)      Form of Simple Endorsement         Incorporated herein by
                                               reference from the
                                               Filing of this of Registration
                                               Statement (File No 333-101231)
                                               as filed with the Securities
                                               and Exchange Commission on
                                               April 30, 2007
--------------------------------------------------------------------------------
(4)(e)      Form of 403(b) TSA Endorsement     Incorporated herein by
                                               reference from the
                                               Filing of this of Registration
                                               Statement (File No 333-101231)
                                               as filed with the Securities
                                               and Exchange Commission on
                                               April 30, 2007
--------------------------------------------------------------------------------
(5)(a)      Certificate Application            Incorporated herein by
                                               reference from the Initial
                                               Filing of this of Registration
                                               Statement (File No 333-101231)
                                               as filed with the Securities
                                               and Exchange Commission on
                                               November 15, 2002
--------------------------------------------------------------------------------
(5)(b)      Form of IRA disclosure             Incorporated herein by
                                               reference from the Initial
                                               Filing of this of Registration
                                               Statement (File No 333-101231)
                                               as filed with the Securities
                                               and Exchange Commission on
                                               November 15, 2002
--------------------------------------------------------------------------------

(5)(c)      Form of Roth IRA disclosure        Incorporated herein by
                                               reference from the Initial
                                               Filing of this of Registration
                                               Statement (File No 333-101231)
                                               as filed with the Securities
                                               and Exchange Commission on
                                               November 15, 2002
--------------------------------------------------------------------------------
(5)(d)      Form of Simple disclosure          Incorporated herein by
                                               reference from the
                                               Filing of this of Registration
                                               Statement (File No 333-101231)
                                               as filed with the Securities
                                               and Exchange Commission on
                                               April 25, 2006
--------------------------------------------------------------------------------
(6)         Woodmen's Articles of              Incorporated herein by reference
            Incorporation, Constitution and    from the filing of this
            Laws                               Registration Statement (file No
                                               333-101231) as filed with the
                                               Securities and Exchange
                                               Commission on April 25, 2006.
--------------------------------------------------------------------------------
(7)         Not Applicable.
--------------------------------------------------------------------------------
(8)(a)      Form of Participation Agreement    Incorporated herein by reference
            (Summit)                           from the Initial Filing of this
                                               of Registration Statement (File
                                               No 333-101231) as filed with the
                                               Securities and Exchange
                                               Commission on November 15, 2002
--------------------------------------------------------------------------------
(8)(b)      Form of Participation Agreement    Incorporated herein by
            (Fidelity)                         reference from the filing of
                                               this of Registration Statement
                                               (File No 333-101231) as filed
                                               with the Securities and Exchange
                                               Commission on May 16, 2003
--------------------------------------------------------------------------------
(8)(c)      Form of Services Agreement         Incorporated herein by  reference
            (Summit)                           from the Initial Filing of this
                                               of Registration Statement (File
                                               No 333-101231) as filed with the
                                               Securities and Exchange
                                               Commission on November 15, 2002
--------------------------------------------------------------------------------

(8)(d)      Form of Services Agreement         Incorporated herein by
            (Fidelity)                         reference from the filing of
                                               this of Registration Statement
                                               (File No 333-101231) as filed
                                               with the Securities and Exchange
                                               Commission on May 16, 2003
--------------------------------------------------------------------------------
(8)(e)      Participation Agreement 1/12/04    incorporated herein by
            (PIMCO)                            reference from Post-Effective
                                               Amendment Number 1 (File No
                                               333-101231) as filed with the
                                               Securities and Exchange Commision
                                               on April 29, 2004
--------------------------------------------------------------------------------
(8)(f)      Services Agreement 1/12/04         incorporated herein by  reference
            (PIMCO)                            from Post-Effective Amendment
                                               Number 1 (File No 333-101231)
                                               as filed with the Securities and
                                               Exchange Commision on April 29,
                                               2004
--------------------------------------------------------------------------------
(9)         Not Applicable.
--------------------------------------------------------------------------------
(10)(a)     Opinion and Consent of Mark        Incorporated herein by  reference
            Theisen                            from the Initial Filing of this
                                               of Registration Statement (File
                                               No 333-101231) as filed with the
                                               Securities and Exchange
                                               Commission on November 15, 2002
--------------------------------------------------------------------------------
(10)(b)     Consent of Ernst & Young           Filed Herewith
--------------------------------------------------------------------------------
(10)(c)     Statement regarding Arthur         NA
            Andersen
--------------------------------------------------------------------------------
(11)        Not Applicable.
--------------------------------------------------------------------------------
(12)        Not Applicable.
--------------------------------------------------------------------------------
(13)        Not Applicable.
--------------------------------------------------------------------------------

            Power of Attorney         Power from R. B. Moore Filed Herewith
--------------------------------------------------------------------------------
            Powers of Attorney        Powers from Dr. James W.
                                      Bosler, Morris Lane Harvey and
                                      Dr. James Shaver
                                      incorporated herein by
                                      reference from Post-Effective
                                      Amendment Number 1 (File No
                                      333-101231) as filed with the
                                      Securities and Exchange
                                      Commission on April 25, 2006
--------------------------------------------------------------------------------
            Power of Attorney         Power from Lucia Taylor-McCoy
                                      incorporated herein by
                                      reference from Post-Effective
                                      Amendment Number 1 (File No
                                      333-101231) as filed with the
                                      Securities and Exchange
                                      Commission on April 29, 2004
--------------------------------------------------------------------------------
            Powers of Attorney        Others incorporated herein by
                                      reference from the Initial
                                      Filing of this of Registration
                                      Statement (File No 333-101231)
                                      as filed with the Securities
                                      and Exchange Commission on
                                      November 15, 2002
--------------------------------------------------------------------------------

Item 25 Directors and Officers of the Depositor

NAME AND                                          TITLE
PRINCIPAL BUSINESS
ADDRESS*

James L. Mounce         CEO, President and Chairman of the Board
James W. Bridges Jr.    Director
Danny E. Cummins        Secretary, Executive Vice President Operations, Director
Mark D. Theisen         Executive Vice President Finance, Director,
Pamela J. Hernandez     Sr. Vice President Operations and Strategy Management
Joseph J. Hromadka      Vice President
James R. Day            Vice President
Robert Rubio            Vice President
Mark L. Schreier        Executive Vice President, Treasurer
Steven B. Joenes        Vice President
Larry King              Executive Vice President

Robert Maher            Vice President
Steven O. Haack         Vice President
James M. Gleason        Vice President, General Counsel
William C. Owen         Chairman of the Board
Thomas T. Gallion       Director
R. B. Moore             Director
Betty H. Brown          Director
Daniel W. Rice III      Director
Lucia Taylor-McCoy      Director
Dr. James W. Bosler III Director
Morris Lane Harvey      Director
Dr. James Shaver        Director

* Unless otherwise indicated, the principal business address of each person is Woodmen of the World and/or Omaha Woodmen Life Insurance Society 1700 Farnam Street, Omaha, NE 68102

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Registrant is a separate account of Woodmen of the World and/or Omaha Woodmen Life Insurance Society, the Depositor, established by the Board of Directors of the Depositor in 2001 pursuant to the laws of the State of Nebraska. The Depositor is a fraternal benefit society organized under the laws of the State of Nebraska and is owned by and operated for its members. It has no shareholders and is not subject to the control of any affiliated persons. Depositor controls its wholly-owned direct subsidiary, WFS Holdings, Inc., a Nebraska corporation that is a holding company with no independent operations; WFS Holdings, Inc. controls its wholly-owned subsidiary, Woodmen Financial Services, Inc, a Nebraska corporation that is a broker-dealer and principal underwriter hereunder. WFS Holdings also controls two other wholly owned subsidiaries, Woodmen Insurance Agency, Inc. and Woodmen Mortgage Services, Inc. All are located at 1700 Farnam Street, Omaha, NE 68102.

ITEM 27. NUMBER OF CERTIFICATE HOLDERS

As of December 31, 2007, 2,150 Certificates have been sold.

ITEM 28. INDEMNIFICATION

Article 3 section 5 of the Constitution and Laws of Woodmen of the World and/or Omaha Woodmen Life Insurance Society contains provisions governing the indemnification of officers and employees of the depositor it provides:

"Sec. 5. Indemnification of Officers and Employees. Every officer or employee and every former officer or employee of the Society shall be indemnified against losses or judgments assessed against him by a court of competent jurisdiction and for expenses actually and reasonably incurred by him in connection with the defense of any action, suit or proceeding, civil or criminal, in which he is made a party by reason of serving this Society, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be guilty of fraud, gross negligence or malfeasance in the performance of duty."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

(a) Woodmen Financial Services, Inc. is the Registrant's principal underwriter.

(b) Officers and Managers of Woodmen Financial Services, Inc.

NAME AND PRINCIPAL
BUSINESS ADDRESS*                 POSITIONS AND OFFICES

Joseph Wreschnig                  CEO, President, Director
Mark Theisen                      Secretary, Director Chairman of the Board
Danny E. Cummins                  Director
Robert Maher                      Director
Larry King                        Director
John Bock                         Chief Compliance Officer
Vesta Pudenz                      Financial and Operations Principal, Treasurer

* The principal business address of all of the persons listed above is Woodmen of the World and/or Omaha Woodmen Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102.

(c) the following information shows all commissions and other compensation received by the sole underwriter, Woodmen Financial Services, Inc., directly or indirectly, from the Registrant during the Registrant's last fiscal year, for providing underwriting services: Inception to date Net Underwriting Discounts and Commission Compensation on Redemption - NA., Brokerage Commissions:

                               Brokerage        Compensation to
                               Commissions      the underwriter
                               (Gross)          (net)

July 1, 2003 (inception)      $      95,484     $       7,035
through December 31, 2003
2004                          $     365,329     $      42,876
2005                          $     444,022     $      43,629
2006                          $     831,990     $      72,357
2007                          $   1,231,074     $      93,107

ITEM 30. LOCATION OF BOOKS AND RECORDS

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Woodmen at its home office located at 1700 Farnam Street, Omaha, NE 68102.

ITEM 31. MANAGEMENT SERVICES

Not Applicable

ITEM 32. UNDERTAKINGS AND REPRESENTATIONS

(a) The Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Certificates offered herein are being accepted.

(b) The Registrant undertakes that it will include as part of any application to purchase a Certificate offered by the prospectus, either a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to Woodmen for a Statement of Additional Information.

(c) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to Woodmen at the address or phone number listed in the prospectus.

(d) Woodmen represents that in connection with its offering of the Certificates as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that Woodmen will comply with paragraphs numbered (1) through
(4) of that letter.

(e) Woodmen of the World and/or Omaha Woodmen Life Insurance Society represents that the aggregate charges under the Certificates are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by it.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Woodmen Variable Annuity Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, by the undersigned thereunto duly authorized, in the City of Omaha, State of Nebraska, on this 28th day of April, 2008.

Woodmen Variable Annuity Account (Registrant)

By: Woodmen of the World Life Insurance Society/Omaha Woodmen Life Insurance Society (Depositor, on behalf of itself and Registrant)

By: /s/James L. Mounce
    -------------------------------------
    James L. Mounce
    President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed on the 28th day of April 2008 by the following directors and officers of Depositor in the capacities indicated:

/s/James L. Mounce        (Principal Executive Officer)
James L. Mounce, President and Chief Executive Officer


/s/ Mark L. Schreier       (Principal Financial Officer)
Mark L. Schreier, Treasurer, Executive Vice President and Chief Financial
Officer


/s/ Annette Devine       (Principal Accounting Officer)
Annette Devine, Principal Accounting Officer

All of the Board of Directors of Woodmen of the World and/or Omaha Woodmen Life Insurance Society*

James L. Mounce                    Director
Mark D. Theisen                    Director
William C. Owen                    Chairman of the Board
Thomas T. Gallion                  Director
R. B. Moore                        Director
Betty H. Brown                     Director
Daniel W. Rice III                 Director
James W. Bridges, Jr.              Director
Danny E. Cummins                   Director
Stephen W. Mellor                  Director
Lucia Taylor-McCoy                 Director
Dr. James W. Bosler III            Director

EXHIBIT INDEX

EXHIBIT        DESCRIPTION                                                 Page

(a)(2)            Supplementary Schedules.

(a)(2)            Financial Statement Schedules (filed as exhibit
                  (a)(2) herewith)

Report of Independent Registered Public Accounting Firm on Schedules .......II-3

Schedule I -      Summary of Investments Other Than Investments in
                  Related Parties as of December 31, 2007 ..................II-4

Schedule III -    Supplementary Insurance Information as of December
                  31, 2007, 2006, and 2005 and for each of the years
                  then ended ...............................................II-5

Schedule IV -     Reinsurance as of December 31, 2007, 2006 and 2005
                  and for each of the years then ended .....................II-7

                  All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted

(10)(b)           Consent of Ernst $ Young

Power of Attorney                             Power from R. B. Moore